JUNE 30, 2008

RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

BENCHMARK FUNDS

NOVA FUND

RUSSELL 2000® 2x STRATEGY FUND

INVERSE DOW 2x STRATEGY FUND

INVERSE S&P 500 STRATEGY FUND

RUSSELL 2000® 1.5x STRATEGY FUND

SMALL-CAP VALUE FUND

NASDAQ-100® FUND

INVERSE RUSSELL 2000®

MID-CAP VALUE FUND

(Formerly, OTC Fund)

STRATEGY FUND

LARGE-CAP VALUE FUND

INVERSE NASDAQ-100®

GOVERNMENT LONG BOND

STRATEGY FUND

1.2x STRATEGY FUND

SMALL-CAP GROWTH FUND

(Formerly, Inverse OTC Strategy Fund)

INVERSE GOVERNMENT LONG BOND

MID-CAP GROWTH FUND

S&P 500 2x STRATEGY FUND

STRATEGY FUND

LARGE-CAP GROWTH FUND

NASDAQ-100® 2x STRATEGY FUND

EUROPE 1.25x STRATEGY FUND

(Formerly, OTC 2x Strategy Fund)

U.S. GOVERNMENT

JAPAN 1.25x STRATEGY FUND

MONEY MARKET FUND

MID-CAP 1.5x STRATEGY FUND

DOW 2x STRATEGY FUND

INVERSE MID-CAP STRATEGY FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

6

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

18

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

88

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

92

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

96

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

104

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

108

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

118

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

119

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The defining events of the first half of 2008 were the absolute explosion in energy and commodity prices and the meltdown in stocks late in the second quarter as the third leg of the financial crisis unfolded. In this environment, the key to investment performance was exposure to natural resources, particularly energy; to the companies that produced, processed or delivered natural resources; and the avoidance of virtually all other forms of equity risk. All of the major indices recorded losses as evidenced by the 13.4%

decline in the Dow Jones IndustrialSM Average and the 11.9% decline in the S&P 500® Index.

As oil climbed relentlessly, stock prices assumed an inverse relationship to the energy markets. The fallout from rampaging energy prices impacted economies and markets across the globe and was a major driver of financial asset prices.

Recession risks in the developed world increased as economic growth slowed to a crawl and inflation reared its ugly head. The rise in energy prices put central banks across the globe on inflation watch and a coordinated tightening cycle began to unfold even as growth slowed. No fewer than 24 central banks,

including all of the BRIC nations, increased rates in the first half of the year.

Fear replaced optimism as the dominant emotion driving market behavior and risk was shunned. For equity investors, a perfect storm of high and rising energy costs, recession fears, inflation and tightening monetary policy eclipsed the facts that the non-financial corporate sector is in robust health, interest rates remain low and there is a massive pile of cash waiting on the sidelines.

With a wave of negativism hitting financial markets, pockets of strength were few and far between. Energy stocks rallied hard on skyrocketing oil prices and materials stocks did well — by not going down — due to their alignment with the global growth wave and the associated boom in exports. Reasons for optimism were hard to come by, but we think it is noteworthy that existing home sales have shown signs of a bottom,

the dollar stabilized, and despite the global pullback in stock prices, economic growth in the developing markets continued to power ahead.

Looking forward, we think confidence will slowly return to the global financial sector as it has been doing,

albeit fitfully, since early spring. Any rebound in financial share prices will ultimately pull the broader market averages higher as we have seen repeatedly since the unfolding of the financial crisis over a year ago. Until that happens, large-cap stocks and growth stocks seem like the better play rather than small-cap and value stocks even though small-caps outperformed – again by going down less – toward the end of the second quarter. The Russell 2000® Index of small-cap stocks declined a comparatively modest 9.4% in the first half of the year.

With inflation becoming more of a concern and the Fed more vigilant about the dangers of rising prices,

the pressure on interest rates will continue to be to the upside – even as growth slows. The explosion in commodities exhibits the characteristics of a mania: panic buying and prices racing ahead of underlying demand. Although signs of falling demand for energy in the developed world are unmistakable, the price of a barrel of crude oil rose an eye-popping 45% in the first half of the year, blasting through the $100/bbl mark and hitting $140/bbl by the end of June.

There is no question that the emergence of a global tightening cycle, plummeting consumer confidence and $140/bbl oil has increased the chances of an outright recession in the U.S. Although risks are higher,

the most likely scenario as we move into the second half of the year is a continuation of the no-recession/

no-recovery economy as exports and the remnants of the one-time boost from tax rebate checks support growth in the short run.

There are still reasons to be cautious. The all-important financial sector is going through the painful process of rebuilding its balance sheets and central banks are tightening at the exact time growth is slowing, both of which are ultimately attributable to high energy costs. With that said, there are emerging pockets of strength and we are mindful that investment success often comes at the point of maximum negativism.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategy

2

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150%

of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a

6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value

(“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected,

falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Index

Fund

Fund

Level

Performance

Expectation

Fund NAV

Performance

Assessment

Start

100

$10.00

Day 1

106

6.0%

9.0%

$10.90

9.0%

In line

Day 2

99

-6.6%

-9.9%

$

9.82

-9.9%

In line

Cumulative

-1.0%

-1.5%

-1.8%

-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. As a shareholder of the Fund, you incur two types of costs: (i)

transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees,

administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2007 and ending June 30, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help you compare your fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of

5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about the Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

December 31, 2007

June 30, 2008

Period*

Table 1. Based on actual Fund return

Nova Fund

1.49%

$1,000.00

$

811.10

$

6.71

Inverse S&P 500 Strategy Fund

1.61%

1,000.00

1,132.00

8.53

NASDAQ-100® Fund

1.52%

1,000.00

879.70

7.10

Inverse NASDAQ-100® Strategy Fund

1.66%

1,000.00

1,108.30

8.70

S&P 500 2x Strategy Fund

1.64%

1,000.00

739.60

7.09

NASDAQ-100® 2x Strategy Fund

1.69%

1,000.00

733.80

7.29

Mid-Cap 1.5x Strategy Fund

1.62%

1,000.00

912.10

7.70

Inverse Mid-Cap Strategy Fund

1.64%

1,000.00

1,034.30

8.30

Russell 2000® 2x Strategy Fund

1.64%

1,000.00

777.50

7.25

Russell 2000® 1.5x Strategy Fund

1.64%

1,000.00

843.30

7.52

Inverse Russell 2000® Strategy Fund

1.66%

1,000.00

1,086.30

8.61

Government Long Bond 1.2x Strategy Fund

1.18%

1,000.00

887.60

5.54

Inverse Government Long Bond Strategy Fund

5.06%

1,000.00

983.10

24.95

Europe 1.25x Strategy Fund

1.66%

1,000.00

828.00

7.54

Japan 1.25x Strategy Fund

1.62%

1,000.00

928.30

7.77

Dow 2x Strategy Fund

1.65%

1,000.00

714.40

7.03

Inverse Dow 2x Strategy Fund

1.65%

1,000.00

1,301.50

9.44

Small-Cap Value Fund

1.47%

1,000.00

841.40

6.73

Mid-Cap Value Fund

1.48%

1,000.00

851.20

6.81

Large-Cap Value Fund

1.48%

1,000.00

759.60

6.47

Small-Cap Growth Fund

1.48%

1,000.00

890.30

6.96

Mid-Cap Growth Fund

1.47%

1,000.00

971.50

7.21

Large-Cap Growth Fund

1.48%

1,000.00

916.70

7.05

U.S. Government Money Market Fund

1.18%

1,000.00

1,017.10

5.92

Table 2. Based on hypothetical 5% return

Nova Fund

1.49%

1,000.00

1,017.45

7.47

Inverse S&P 500 Strategy Fund

1.61%

1,000.00

1,016.86

8.07

NASDAQ-100® Fund

1.52%

1,000.00

1,017.30

7.62

Inverse NASDAQ-100® Strategy Fund

1.66%

1,000.00

1,016.61

8.32

S&P 500 2x Strategy Fund

1.64%

1,000.00

1,016.71

8.22

NASDAQ-100® 2x Strategy Fund

1.69%

1,000.00

1,016.46

8.47

Mid-Cap 1.5x Strategy Fund

1.62%

1,000.00

1,016.81

8.12

Inverse Mid-Cap Strategy Fund

1.64%

1,000.00

1,016.71

8.22

Russell 2000® 2x Strategy Fund

1.64%

1,000.00

1,016.71

8.22

Russell 2000® 1.5x Strategy Fund

1.64%

1,000.00

1,016.71

8.22

Inverse Russell 2000® Strategy Fund

1.66%

1,000.00

1,016.61

8.32

Government Long Bond 1.2x Strategy Fund

1.18%

1,000.00

1,019.00

5.92

Inverse Government Long Bond Strategy Fund

5.06%

1,000.00

999.70

25.16

Europe 1.25x Strategy Fund

1.66%

1,000.00

1,016.61

8.32

Japan 1.25x Strategy Fund

1.62%

1,000.00

1,016.81

8.12

Dow 2x Strategy Fund

1.65%

1,000.00

1,016.66

8.27

Inverse Dow 2x Strategy Fund

1.65%

1,000.00

1,016.66

8.27

Small-Cap Value Fund

1.47%

1,000.00

1,017.55

7.37

Mid-Cap Value Fund

1.48%

1,000.00

1,017.50

7.42

Large-Cap Value Fund

1.48%

1,000.00

1,017.50

7.42

Small-Cap Growth Fund

1.48%

1,000.00

1,017.50

7.42

Mid-Cap Growth Fund

1.47%

1,000.00

1,017.55

7.37

Large-Cap Growth Fund

1.48%

1,000.00

1,017.50

7.42

U.S. Government Money Market Fund

1.18%

1,000.00

1,019.00

5.92

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366. Expenses shown do not include additional fees charged by insurance companies.

† This ratio represents annualized Total Expenses, which include interest expense from securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be reduced by 3.44%.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

5

FUND PROFILES (Unaudited)

NOVA FUND

OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the daily performance of the S&P 500 Index.

Inception: May 7, 1997

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.

3.7%

150%

General Electric Co.

1.8%

S&P 500 Index Swap

Chevron Corp.

1.7%

Agreements

Microsoft Corp.

1.5%

S&P 500 Index

International Business Machines Corp.

1.4%

100%

Futures Contracts

Consumer Discretionary

AT&T, Inc.

1.3%

Consumer Staples

Consumer Discretionary

Consumer Staples

Industrials

ConocoPhillips

1.3%

Industrials

Health Care

Procter & Gamble Co.

1.2%

Health Care

Financials

Johnson & Johnson, Inc.

1.1%

50%

Financials

Intel Corp.

1.1%

Energy

Energy

Top Ten Total

16.1%

Information Technology

Information Technology

“Ten Largest Holdings” exclude any temporary

Other

Other

0%

cash or derivative investments.

Nova Fund

S&P 500 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INVERSE S&P 500 STRATEGY FUND

OBJECTIVE: To provide investment results that will inversely correlate to the performance of the S&P 500 Index.

Inception: June 9, 1997

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instru-

ments such as equity index swap agreements,

100%

Consumer Discretionary

futures contracts, and options on index futures.

Consumer Staples

80%

Industrials

60%

Health Care

Financials

40%

Energy

20%

Information Technology

Other

0%

S&P 500 Index Futures

-20%

Contracts Sold Short

-40%

S&P 500 Index

-60%

Swap Agreements

-80%

Sold Short

-100%

Inverse S&P 500

S&P 500 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

6

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

NASDAQ-100® FUND

OBJECTIVE: To provide investment results that correspond to a benchmark for over-the-counter securities. The Fund’s current benchmark is the Nasdaq 100 Index® .

Inception: May 7, 1997

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Apple, Inc.

9.9%

100%

Nasdaq 100 Index

Swap Agreements

Consumer Discretionary

Qualcomm, Inc.

4.4%

Nasdaq 100 Index

Microsoft Corp.

4.1%

Futures Contracts

Health Care

Google, Inc. — Class A

3.6%

75%

Consumer Discretionary

Research In Motion Ltd.

3.1%

Health Care

Gilead Sciences, Inc.

2.5%

Intel Corp.

2.4%

50%

Information

Oracle Corp.

2.1%

Technology

Information

Cisco Systems, Inc.

2.1%

Technology

Genzyme Corp.

1.4%

25%

Top Ten Total

35.6%

“Ten Largest Holdings” exclude any temporary

Other

Other

0%

cash or derivative investments.

NASDAQ-100® Fund

Nasdaq 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark. The Fund’s current bench-

mark is the inverse of the performance of the Nasdaq 100 Index.

Inception: May 21, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instruments

such as equity index swap agreements, futures

100%

Consumer Discretionary

contracts, and options on index futures.

80%

Health Care

60%

40%

Information Technology

20%

0%

Other

-20%

Nasdaq 100 Index Futures

Contracts Sold Short

-40%

-60%

Nasdaq 100 Index Swap

-80%

Agreements Sold Short

-100%

Inverse NASDAQ-100®

Nasdaq 100 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

7

FUND PROFILES (Unaudited) (continued)

S&P 500 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The

Fund’s current benchmark is 200% of the performance of the S&P 500 Index.

Inception: October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.

3.2%

200%

General Electric Co.

1.8%

Microsoft Corp.

1.5%

S&P 500 Index Swap

Chevron Corp.

1.4%

150%

Agreements

AT&T, Inc.

1.4%

Consumer Discretionary

Procter & Gamble Co.

1.3%

Consumer Staples

1.3%

100%

S&P 500 Index

Johnson & Johnson, Inc.

Futures Contracts

Consumer Discretionary

Consumer Staples

International Business Machines Corp.

1.1%

Industrials

Apple, Inc.

1.0%

Industrials

Health Care

ConocoPhillips

1.0%

50%

Health Care

Financials

Financials

Top Ten Total

15.0%

Energy

Energy

Information Technology

Information Technology

“Ten Largest Holdings” exclude any temporary cash

0%

Other

Other

or derivative investments.

S&P 500 2x Strategy Fund

S&P 500 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Nasdaq 100 Index.

INCEPTION: October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Apple, Inc.

6.8%

200%

Microsoft Corp.

2.9%

Qualcomm, Inc.

2.9%

Nasdaq 100 Index

Google, Inc. — Class A

2.5%

150%

Swap Agreements

Research In Motion Ltd.

2.2%

Consumer

Discretionary

Cisco Systems, Inc.

1.6%

Gilead Sciences, Inc.

1.6%

100%

Consumer Discretionary

Oracle Corp.

1.5%

Nasdaq 100 Index

Health Care

Futures Contracts

Intel Corp.

1.4%

Teva Pharmaceutical Industries Ltd. —

50%

Health Care

Information

SP ADR

1.0%

Technology

Information Technology

Top Ten Total

24.4%

Other

0%

“Ten Largest Holdings” exclude any temporary cash

NASDAQ-100® 2x

Nasdaq 100 Index

or derivative investments.

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

8

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The

Fund’s current benchmark is the S&P MidCap 400® Index.

Inception: October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Activision, Inc.

0.7%

150%

Western Digital Corp.

0.6%

S&P MidCap 400 Index

Cleveland-Cliffs, Inc.

0.6%

Swap Agreements

Materials

Arch Coal, Inc.

0.6%

Utilities

Harris Corp.

0.6%

100%

Materials

Pride International, Inc.

0.6%

S&P MidCap 400 Index

Utilities

Futures Contracts

Health Care

FMC Technologies, Inc.

0.6%

Energy

Plains Exploration & Production Co.

0.6%

Consumer Discretionary

Denbury Resources, Inc.

0.5%

50%

Health Care

Energy

Financials

Oneok, Inc.

0.5%

Consumer Discretionary

Financials

Information Technology

Top Ten Total

5.9%

Information Technology

Other

Industrials

“Ten Largest Holdings” exclude any temporary

Industrials

0%

cash or derivative investments.

Mid-Cap 1.5x Strategy Fund

S&P MidCap 400 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark. The Fund’s current bench-

mark is the inverse of the performance of the S&P MidCap 400 Index.

Inception: May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instruments

such as equity index swap agreements, futures

100%

Materials

contracts, and options on index futures.

Utilities

80%

Health Care

Energy

60%

Consumer Discretionary

40%

Financials

Information Technology

20%

Other

Industrials

0%

-20%

S&P MidCap 400 Index

-40%

Swap Agreements

Sold Short

-60%

-80%

S&P MidCap 400 Index

Futures Contracts Sold Short

-100%

Inverse Mid-Cap

S&P MidCap 400 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

9

FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000 Index.

Inception: October 27, 2006

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

CF Industries Holdings, Inc.

0.4%

200%

Alpha Natural Resources, Inc.

0.3%

PetroHawk Energy Corp.

0.3%

Energy

II-VI, Inc.

0.3%

150%

Health Care

Hologic, Inc.

0.3%

Russell 2000 Index

Consumer Discretionary

Swap Agreements

Bucyrus International, Inc. — Class A

0.3%

Energy

Whiting Petroleum Corp.

0.2%

100%

Health Care

Encore Acquisition Co.

0.2%

Russell 2000 Index

Industrials

Terra Industries, Inc.

0.2%

Futures Contracts

Consumer Discretionary

Comstock Resources, Inc.

0.2%

50%

Information Technology

Top Ten Total

2.7%

Industrials

Information Technology

Financials

Financials

Other

“Ten Largest Holdings” exclude any temporary cash

Other

0%

or derivative investments.

Russell 2000®

Russell 2000 Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark for small-cap securities.

The Fund’s current benchmark is the Russell 2000 Index.

Inception: October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

CF Industries Holdings, Inc.

0.6%

150%

Alpha Natural Resources, Inc.

0.5%

PetroHawk Energy Corp.

0.5%

Russell 2000 Index

Swap Agreements

Bucyrus International, Inc. — Class A

0.4%

Energy

Hologic, Inc.

0.4%

100%

Whiting Petroleum Corp.

0.3%

Russell 2000 Index

Health Care

Terra Industries, Inc.

0.3%

Futures Contracts

Industrials

Energy

Comstock Resources, Inc.

0.3%

Health Care

Consumer Discretionary

Encore Acquisition Co.

0.3%

50%

Industrials

0.3%

Consumer Discretionary

Information Technology

Walter Industries, Inc.

Information Technology

Top Ten Total

3.9%

Financials

Financials

“Ten Largest Holdings” exclude any temporary cash

Other

Other

0%

or derivative investments.

Russell 2000®

Russell 2000 Index

1.5x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

10

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark. The Fund’s current bench-

mark is the inverse of the performance of the Russell 2000 Index.

Inception: May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instruments

such as equity index swap agreements, futures

100%

Energy

contracts, and options on index futures.

Health Care

80%

Industrials

60%

Consumer Discretionary

40%

Information Technology

20%

Financials

Other

0%

Russell 2000 Index

-20%

Futures Contracts

-40%

Russell 2000 Index

Sold Short

-60%

Swap Agreements

Sold Short

-80%

-100%

Inverse Russell

Russell 2000 Index

2000® Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: To provide investment results that correspond to a benchmark for U.S. Government securities. The Fund’s current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years.

Inception: August 18, 1997

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in U.S. Government

securities and in derivative instruments such as

120%

futures and options contracts.

100%

80%

U.S. Treasury Bond

Futures Contracts

60%

40%

U.S. Treasury

20%

Obligations

0%

Government Long Bond 1.2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

11

FUND PROFILES (Unaudited) (continued)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: To provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years.

Inception: May 1, 2003

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instruments

such as futures contracts and options on index

0%

futures.

U.S. Treasury Obligations

Sold Short

-20%

-40%

U.S. Treasury

-60%

Bond Futures Contracts

Sold Short

-80%

-100%

Inverse Government

Long Bond Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark. The Fund’s current bench-

mark is the Dow Jones STOXX® 50 Index.

Inception: October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Total SA — SP ADR

4.9%

125%

Dow Jones STOXX 50 Index

BP PLC — SP ADR

4.6%

Swap Agreements

Novartis AG — SP ADR

3.8%

100%

Dow Jones STOXX 50 Index

Consumer Staples

Vodafone Group PLC — SP ADR

3.6%

Futures Contracts

Industrials

HSBC Holdings PLC — SP ADR

3.5%

Materials

Materials

75%

GlaxoSmithKline PLC — SP ADR

3.4%

Telecommunication Services

Telecommunication Services

Telefonica SA — SP ADR

3.2%

Health Care

Health Care

Royal Dutch Shell PLC — SP ADR

3.1%

50%

Energy

Energy

ENI SpA — SP ADR

2.9%

Rio Tinto PLC — SP ADR

2.7%

25%

Financials

Top Ten Total

35.7%

Financials

“Ten Largest Holdings” exclude any temporary cash

Other

Other

0%

or derivative investments.

Europe 1.25x Strategy Fund

Dow Jones STOXX 50 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

12

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

JAPAN 1.25x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark. The Fund’s current bench-

mark is the Topix 100 Index.

Inception: October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instruments

such as equity index swap agreements, futures

125%

contracts, and options on index futures.

Topix 100 Index Swap

Technology

Agreements

100%

Communications

Basic Materials

75%

Consumer, Non-cyclical

Industrials

Nikkei-225 Stock

50%

Average Index Futures

Financials

Contracts

25%

Consumer, Cyclical

Other

0%

Japan 1.25x Strategy Fund

Topix 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

DOW 2x STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average Index.

Inception: May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

International Business Machines Corp.

6.5%

200%

Dow Jones Industrial Average

Chevron Corp.

5.4%

Index Swap Agreements

Consumer Discretionary

Exxon Mobil Corp.

4.8%

Financials

Caterpillar, Inc.

4.0%

150%

3M Co.

3.8%

Dow Jones Industrial

Materials

Boeing Co.

3.6%

Average Index Futures

Telecommunication Services

Johnson & Johnson, Inc.

3.5%

100%

Contracts

United Technologies Corp.

3.4%

Health Care

Health Care

Consumer Discretionary

Procter & Gamble Co.

3.3%

Financials

Consumer Staples

McDonald’s Corp.

3.1%

50%

Consumer Staples

Energy

Energy

Top Ten Total

41.4%

Information Technology

Information Technology

Industrials

Other

“Ten Largest Holdings” exclude any temporary cash

Industrials

0%

or derivative investments.

Dow 2x Strategy Fund

Dow Jones Industrial

Average Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

13

FUND PROFILES (Unaudited) (continued)

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse performance of the Dow Jones Industrial Average Index.

Inception: May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instruments

such as equity index swap agreements, futures

Telecommunication Services

contracts, and options on index futures.

100%

Materials

Health Care

50%

Consumer Discretionary

Financials

Consumer Staples

Energy

Information Technology

0%

Industrials

Dow Jones Industrial

-50%

Average Index

Futures Contracts

-100%

Dow Jones Industrial

Average Index

Swap Agreements

-150%

-200%

Inverse Dow 2x

Dow Jones Industrial

Strategy Fund

Average Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

SMALL-CAP VALUE FUND

OBJECTIVE: To provide investment results that match the performance of a benchmark for small-cap value securities. The Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Value Index.

Inception: May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Finish Line, Inc. — Class A

4.3%

100%

Information Technology

Information Technology

Bassett Furniture Industries, Inc.

1.9%

Materials

Materials

Arkansas Best Corp.

1.7%

Utilities

Utilities

Jo-Ann Stores, Inc.

1.7%

75%

Industrials

Industrials

Stein Mart, Inc.

1.6%

Standard Motor Products, Inc.

1.6%

Financials

Financials

La-Z-Boy, Inc.

1.5%

50%

Wabash National Corp.

1.5%

SYNNEX Corp.

1.5%

M/I Homes, Inc.

1.4%

25%

Consumer Discretionary

Consumer Discretionary

Top Ten Total

18.7%

“Ten Largest Holdings” exclude any temporary cash

Other

Other

0%

or derivative investments.

Small-Cap Value Fund

S&P SmallCap 600/

Citigroup Pure Value Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

14

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

MID-CAP VALUE FUND

OBJECTIVE: To provide investment results that match the performance of the benchmark for mid-cap value securities. The

Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Value Index.

Inception: May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Furniture Brands International, Inc.

3.5%

100%

Materials

Materials

ArvinMeritor, Inc.

3.2%

Information Technology

Information Technology

Kelly Services, Inc. — Class A

2.3%

Industrials

Industrials

YRC Worldwide, Inc.

2.1%

75%

Fidelity National Financial, Inc. — Class A

2.1%

Utilities

Utilities

Imation Corp.

2.0%

Foot Locker, Inc.

1.8%

50%

Consumer Discretionary

Consumer Discretionary

Charming Shoppes, Inc.

1.8%

Health Management Associates, Inc. —

Class A

1.7%

25%

Financials

Financials

Ryland Group, Inc.

1.7%

Top Ten Total

22.2%

Other

Other

0%

“Ten Largest Holdings” exclude any temporary cash

Mid-Cap Value Fund

S&P MidCap 400/Citigroup

or derivative investments.

Pure Value Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

LARGE-CAP VALUE FUND

OBJECTIVE: To provide investment results that match the performance of the benchmark for large-cap value securities. The

Fund’s current benchmark is the S&P 500/Citigroup Pure Value Index.

Inception: May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Spectra Energy Corp.

2.8%

100%

Consumer Staples

Consumer Staples

Industrials

Industrials

KB Home

2.3%

D.R. Horton, Inc.

2.3%

Utilities

Utilities

Ryder System, Inc.

2.0%

75%

Lennar Corp. — Class A

2.0%

Integrys Energy Group, Inc.

Consumer Discretionary

Consumer Discretionary

1.9%

NiSource, Inc.

1.8%

50%

Tyson Foods, Inc. — Class A

1.8%

Jones Apparel Group, Inc.

1.7%

Financials

Financials

Dillard’s, Inc. — Class A

1.6%

25%

Top Ten Total

20.2%

Other

Other

“Ten Largest Holdings” exclude any temporary cash

0%

or derivative investments.

Large-Cap Value Fund

S&P 500/Citigroup

Pure Value Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

15

FUND PROFILES (Unaudited) (continued)

SMALL-CAP GROWTH FUND

OBJECTIVE: To provide investment results that match the performance of a benchmark for small-cap growth securities. The

Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Growth Index.

Inception: May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Basic Energy Services, Inc.

2.0%

100%

Industrials

Industrials

Unit Corp.

1.8%

Financials

Financials

St. Mary Land & Exploration Co.

1.8%

75%

Energy

Energy

HealthExtras, Inc.

1.7%

j2 Global Communications, Inc.

1.5%

Health Care

Health Care

Martek Biosciences Corp.

1.5%

LHC Group, Inc.

1.4%

50%

Hornbeck Offshore Services, Inc.

1.3%

Information Technology

Information Technology

Landstar System, Inc.

1.3%

Ansoft Corp.

1.3%

25%

Consumer Discretionary

Consumer Discretionary

Top Ten Total

15.6%

“Ten Largest Holdings” exclude any temporary cash

Other

Other

0%

or derivative investments.

Small-Cap Growth Fund

S&P SmallCap 600/Citigroup

Pure Growth Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

MID-CAP GROWTH FUND

OBJECTIVE: To provide investment results that match the performance of a benchmark for mid-cap growth securities. The

Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Growth Index.

Inception: May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Encore Acquisition Co.

4.0%

100%

Materials

Materials

Cleveland-Cliffs, Inc.

3.4%

Industrials

Industrials

Digital River, Inc.

2.0%

Energy

Psychiatric Solutions, Inc.

2.0%

75%

Energy

Steel Dynamics, Inc.

1.9%

Health Care

Health Care

Aeropostale, Inc.

1.8%

Cimarex Energy Co.

1.8%

50%

Information Technology

Information Technology

DreamWorks Animation SKG, Inc. — Class A

1.7%

Commercial Metals Co.

1.7%

Joy Global, Inc.

1.6%

25%

Consumer Discretionary

Consumer Discretionary

Top Ten Total

21.9%

“Ten Largest Holdings” exclude any temporary cash

Other

Other

0%

or derivative investments.

Mid-Cap Growth Fund

S&P MidCap 400/Citigroup

Pure Growth Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

16

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (concluded)

LARGE-CAP GROWTH FUND

OBJECTIVE: To provide investment results that match the performance of a benchmark for large-cap growth securities. The

Fund’s current benchmark is the S&P 500/Citigroup Pure Growth Index.

Inception: May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

United States Steel Corp.

1.9%

100%

Materials

Materials

XTO Energy, Inc.

1.5%

Consumer Staples

Consumer Staples

Nucor Corp.

1.3%

Industrials

Industrials

EOG Resources, Inc.

1.3%

75%

Financials

Financials

Chesapeake Energy Corp.

1.3%

Energy

Energy

Coach, Inc.

1.2%

Apache Corp.

1.2%

50%

Health Care

Health Care

Freeport-McMoRan Copper & Gold, Inc.

1.1%

CB Richard Ellis Group, Inc. — Class A

1.1%

25%

Consumer Discretionary

Consumer Discretionary

Google, Inc. — Class A

1.1%

Top Ten Total

13.0%

Information Technology

Information Technology

“Ten Largest Holdings” exclude any temporary cash

Other

0%

or derivative investments.

Large-Cap Growth Fund

S&P 500/Citigroup

Pure Growth Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: To provide security of principal, high current income and liquidity by investing in securities issued by the U.S.

Government, its agencies or instrumentalities.

Inception: May 7, 1997

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in money market

instruments issued or guaranteed as to principal

100%

and interest by the U.S. Government, its agencies

Fannie Mae – FADN

or instrumentalities.

Farmer Mac – FADN

75%

Federal Home Loan Bank – FADN

Freddie Mac – FADN

50%

Repurchase Agreements

25%

0%

U.S. Government Money Market Fund

FADN — Federal Agency Discount Notes

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

17

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

NOVA FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 84.0%

Schlumberger Ltd.

4,050

$

435,091

Occidental Petroleum Corp.

3,860

346,859

INFORMATION TECHNOLOGY 14.7%

Transocean, Inc.*

1,961

298,837

Microsoft Corp.

28,340

$

779,633

Apache Corp.

1,882

261,598

International Business

Marathon Oil Corp.

4,270

221,485

Machines Corp.

5,990

709,995

Williams Cos., Inc.

5,114

206,145

Intel Corp.

27,180

583,826

Devon Energy Corp.

1,580

189,853

Apple, Inc.*

3,450

577,668

Murphy Oil Corp.†

1,918

188,060

Hewlett-Packard Co.

12,010

530,962

Noble Corp.†

2,699

175,327

Google, Inc. — Class A*

870

457,985

Hess Corp.

1,350

170,356

Cisco Systems, Inc.*

18,360

427,054

Halliburton Co.†

3,030

160,802

Qualcomm, Inc.

8,332

369,691

ENSCO International, Inc.†

1,847

149,127

Texas Instruments, Inc.†

8,960

252,314

XTO Energy, Inc.†

1,580

108,246

Corning, Inc.

10,488

241,748

EOG Resources, Inc.†

620

81,344

Oracle Corp.*

10,330

216,930

El Paso Corp.

3,240

70,438

Adobe Systems, Inc.*

4,260

167,801

National-Oilwell Varco, Inc.*†

730

64,766

Dell, Inc.*†

7,660

167,601

Valero Energy Corp.

1,560

64,241

Electronic Data Systems Corp.

6,471

159,445

Southwestern Energy Co.*

1,300

61,893

Automatic Data Processing, Inc.†

3,495

146,441

Baker Hughes, Inc.

590

51,531

Fiserv, Inc.*

2,960

134,295

Noble Energy, Inc.†

460

46,258

Symantec Corp.*†

6,790

131,387

Sunoco, Inc.†

1,010

41,097

Yahoo!, Inc.*†

5,920

122,307

Consol Energy, Inc.†

280

31,464

JDS Uniphase Corp.*

10,370

117,803

Chesapeake Energy Corp.

460

30,342

Tyco Electronics Ltd.

3,220

115,340

Anadarko Petroleum Corp.

390

29,188

Computer Sciences Corp.*†

2,435

114,055

Massey Energy Co.

310

29,062

Juniper Networks, Inc.*†

4,510

100,032

Tesoro Corp.†

732

14,472

Analog Devices, Inc.

2,560

81,331

Weatherford International Ltd.*

250

12,397

Linear Technology Corp.

2,490

81,099

Peabody Energy Corp.

70

6,163

Jabil Circuit, Inc.

4,632

76,011

Total Energy

7,023,435

eBay, Inc.*

2,590

70,785

FINANCIALS 11.2%

EMC Corp*†

4,600

67,574

Bank of America Corp.†

21,555

514,518

Broadcom Corp. — Class A*†

2,434

66,424

JPMorgan Chase & Co.

10,360

355,451

Akamai Technologies, Inc.*

1,805

62,796

Citigroup, Inc.†

20,030

335,703

Teradyne, Inc.*

5,550

61,439

American International

Sun Microsystems, Inc.*†

4,921

53,541

Group, Inc.

10,880

287,885

Nvidia Corp.*†

2,494

46,688

Wells Fargo & Co.†

10,980

260,775

LSI Logic Corp.*†

7,231

44,398

MetLife, Inc.†

4,750

250,657

Affiliated Computer

Bank of New York

Services, Inc. — Class A*†

780

41,722

Mellon Corp.†

6,470

244,760

Xerox Corp.

2,640

35,798

AFLAC, Inc.†

3,567

224,008

CA, Inc.

1,413

32,626

Goldman Sachs Group, Inc.†

900

157,410

Cognizant Technology

Wachovia Corp.†

10,080

156,542

Solutions Corp. — Class A*

896

29,129

American Express Co.†

3,980

149,927

Lexmark International, Inc.*

845

28,248

ProLogis†

2,464

133,918

MEMC Electronic

Assurant, Inc.†

2,010

132,580

Materials, Inc.*

392

24,124

Unum Group†

6,460

132,107

Motorola, Inc.†

3,170

23,268

NYSE Euronext

2,600

131,716

Ciena Corp.*†

564

13,068

BB&T Corp.†

5,780

131,611

Microchip Technology, Inc.

70

2,138

Capital One Financial Corp.†

3,397

129,120

Xilinx, Inc.

2

51

Cincinnati Financial Corp.†

4,780

121,412

Total Information Technology

7,566,571

Vornado Realty Trust†

1,294

113,872

ENERGY 13.6%

Genworth Financial, Inc. —

Exxon Mobil Corp.

21,750

1,916,827

Class A

6,310

112,381

Chevron Corp.†

8,940

886,222

T. Rowe Price Group, Inc.†

1,873

105,768

ConocoPhillips

7,140

673,944

Ameriprise Financial, Inc.†

2,585

105,132

18

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

NOVA FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Hudson City Bancorp, Inc.

6,100

$

101,748

Stryker Corp.†

2,425

$

152,484

Host Hotels & Resorts, Inc.†

7,194

98,198

Cardinal Health, Inc.†

2,925

150,871

Charles Schwab Corp.

4,700

96,538

Express Scripts, Inc.*†

2,370

148,646

Fifth Third Bancorp†

9,090

92,536

Varian Medical Systems, Inc.*†

2,555

132,477

Loews Corp.†

1,965

92,158

UnitedHealth Group, Inc.

4,350

114,188

Simon Property Group, Inc.†

1,010

90,789

Waters Corp.*

1,670

107,715

Fannie Mae†

4,576

89,278

Biogen Idec, Inc.*†

1,735

96,969

U.S. Bancorp

2,890

80,602

PerkinElmer, Inc.

3,125

87,031

State Street Corp.

1,210

77,428

Amgen, Inc.*

1,790

84,416

Public Storage†

942

76,104

Coventry Health Care, Inc.*†

2,722

82,803

Morgan Stanley

2,070

74,665

St. Jude Medical, Inc.*

1,810

73,993

CME Group, Inc.†

180

68,974

Mylan Laboratories, Inc.*†

5,530

66,747

Northern Trust Corp.

840

57,599

Forest Laboratories, Inc.*

1,830

63,574

Equity Residential†

1,410

53,961

Tenet Healthcare Corp.*†

10,210

56,768

Washington Mutual, Inc.†

10,120

49,892

Intuitive Surgical, Inc.*

210

56,574

Merrill Lynch & Co., Inc.†

1,540

48,833

WellPoint, Inc.*†

1,180

56,239

Freddie Mac†

2,160

35,424

Celgene Corp.*

700

44,709

American Capital

Baxter International, Inc.

650

41,561

Strategies Ltd.†

1,462

34,752

McKesson Corp.†

670

37,460

National City Corp.†

5,326

25,405

Covidien Ltd.

430

20,593

General Growth

Laboratory Corporation of

Properties, Inc.†

600

21,018

America Holdings*†

50

3,482

Huntington Bancshares, Inc.†

3,273

18,885

Hospira, Inc.*

2

80

First Horizon National Corp.†

2,330

17,312

Total Health Care

5,599,522

SLM Corp.*†

810

15,673

INDUSTRIALS 9.2%

Safeco Corp.†

210

14,104

General Electric Co.

35,420

945,360

Countrywide Financial Corp.†

3,060

13,005

Union Pacific Corp.

3,481

262,815

MGIC Investment Corp.†

1,950

11,914

Emerson Electric Co.

5,104

252,393

CIT Group, Inc.†

1,270

8,649

Honeywell International, Inc.

4,903

246,523

E*Trade Financial Corp.*†

2,380

7,473

Boeing Co.

3,610

237,249

XL Capital Ltd.†

360

7,402

Lockheed Martin Corp.†

2,381

234,909

MBIA, Inc.†

1,512

6,638

Burlington Northern

IntercontinentalExchange, Inc.*

50

5,700

Santa Fe Corp.

1,970

196,783

Federated Investors, Inc. —

Northrop Grumman Corp.

2,920

195,348

Class B

4

138

United Technologies Corp.

3,160

194,972

Developers Diversified

ITT Corporation†

2,460

155,792

Realty Corp.

2

69

Parker Hannifin Corp.†

2,130

151,912

Chubb Corp.

1

49

Textron, Inc.

3,110

149,062

Total Financials

5,780,166

United Parcel Service, Inc. —

HEALTH CARE 10.9%

Class B

2,280

140,152

Johnson & Johnson, Inc.

9,190

591,285

CH Robinson Worldwide, Inc.†

2,131

116,864

Pfizer, Inc.†

21,720

379,448

Fluor Corp.

615

114,439

Merck & Co., Inc.

9,010

339,587

Cummins, Inc.

1,743

114,201

Abbott Laboratories

5,560

294,513

CSX Corp.

1,780

111,802

Medtronic, Inc.†

5,680

293,940

Eaton Corp.

1,244

105,703

Eli Lilly & Co.

6,174

284,992

Goodrich Corp.

2,220

105,361

Gilead Sciences, Inc.*†

4,790

253,630

Dover Corp.

2,156

104,286

Bristol-Myers Squibb Co.

10,141

208,195

Manitowoc Co., Inc.†

2,704

87,961

Becton, Dickinson & Co.†

2,360

191,868

3M Co.

1,200

83,508

Wyeth

3,950

189,442

Caterpillar, Inc.†

1,060

78,249

Medco Health Solutions, Inc.*†

3,970

187,384

Norfolk Southern Corp.†

1,140

71,444

Schering-Plough Corp.†

9,490

186,858

Tyco International Ltd.†

1,510

60,460

Thermo Fisher Scientific, Inc.*

3,237

180,398

Cooper Industries Ltd. —

Genzyme Corp.*

2,406

173,280

Class A

1,440

56,880

Aetna, Inc.

4,079

165,322

Ryder System, Inc.

704

48,492

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

19

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

NOVA FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Raytheon Co.

685

$

38,552

DIRECTV Group, Inc.*

2,974

$

77,056

Jacobs Engineering Group, Inc.*

360

29,052

Home Depot, Inc.†

2,920

68,386

General Dynamics Corp.

270

22,734

Darden Restaurants, Inc.†

2,076

66,307

Terex Corp.*

431

22,140

Interpublic Group of Cos., Inc.*†

7,091

60,983

Deere & Co.

230

16,590

Hasbro, Inc.†

1,523

54,402

Southwest Airlines Co.†

370

4,825

Coach, Inc.*

1,730

49,962

Illinois Tool Works, Inc.†

20

950

CBS Corp.†

2,390

46,581

L-3 Communications

Clear Channel

Holdings, Inc.

2

182

Communications, Inc.

1,310

46,112

Total Industrials

4,757,945

Lowe’s Cos., Inc.

2,150

44,612

CONSUMER STAPLES 8.3%

Kohl’s Corp.*†

1,070

42,843

Procter & Gamble Co.

10,060

611,749

GameStop Corp. — Class A*†

1,040

42,016

Wal-Mart Stores, Inc.†

10,380

583,356

Macy’s, Inc.†

2,070

40,199

Coca-Cola Co.

6,590

342,548

Abercrombie & Fitch Co. —

CVS Caremark Corp.

8,314

328,985

Class A

602

37,733

PepsiCo, Inc.

4,760

302,688

Target Corp.†

730

33,938

Philip Morris International, Inc.†

5,980

295,352

IAC/ InterActiveCorp*

1,260

24,293

Altria Group, Inc.

13,448

276,491

Starbucks Corp.*†

1,450

22,823

Costco Wholesale Corp.†

3,230

226,552

Marriott International, Inc. —

Colgate-Palmolive Co.

3,096

213,934

Class A†

820

21,517

Sysco Corp.

6,190

170,287

General Motors Corp.†

1,330

15,295

H.J. Heinz Co.

3,470

166,039

Lennar Corp. — Class A†

1,160

14,314

Kraft Foods, Inc. — Class A†

4,840

137,698

Harman International

Molson Coors Brewing Co. —

Industries, Inc.

320

13,245

Class B

2,530

137,455

Limited Brands, Inc.†

780

13,143

Tyson Foods, Inc. — Class A

8,810

131,621

Starwood Hotels & Resorts

Dean Foods Co.*†

6,660

130,669

Worldwide, Inc.†

300

12,021

Kroger Co.

2,901

83,752

Yum! Brands, Inc.†

210

7,369

Anheuser-Busch Cos., Inc.

1,000

62,120

Sears Holdings Corp.*†

80

5,893

Walgreen Co.

630

20,481

Whirlpool Corp.†

90

5,556

Archer-Daniels-Midland Co.

571

19,271

AutoNation, Inc.*†

140

1,403

ConAgra Foods, Inc.

420

8,098

Snap-On, Inc.

2

104

SUPERVALU, INC.†

130

4,016

Big Lots, Inc.*†

3

94

Whole Foods Market, Inc.†

130

3,080

Total Consumer Discretionary

3,544,959

Safeway, Inc.†

10

286

UTILITIES 3.3%

Total Consumer Staples

4,256,528

Southern Co.†

6,170

215,456

CONSUMER DISCRETIONARY 6.9%

American Electric

Walt Disney Co.†

10,815

337,428

Power Co., Inc.†

4,250

170,978

Comcast Corp. — Class A†

13,490

255,905

Public Service Enterprise

McDonald’s Corp.

4,210

236,686

Group, Inc.†

3,142

144,312

Time Warner, Inc.

14,160

209,568

Duke Energy Corp.

7,820

135,912

Nike, Inc. — Class B†

2,894

172,511

Xcel Energy, Inc.

6,711

134,690

Johnson Controls, Inc.†

5,910

169,499

NiSource, Inc.

7,460

133,683

Omnicom Group, Inc.†

3,640

163,363

CenterPoint Energy, Inc.

8,140

130,647

Carnival Corp.†

4,930

162,493

Pepco Holdings, Inc.

5,060

129,789

TJX Cos., Inc.†

5,131

161,473

Exelon Corp.

1,400

125,944

Best Buy Co., Inc.†

3,409

134,996

Integrys Energy Group, Inc.†

2,440

124,025

Goodyear Tire & Rubber Co.*†

6,490

115,717

Nicor, Inc.†

2,702

115,078

Ford Motor Co.*†

22,780

109,572

Consolidated Edison, Inc.†

2,079

81,268

Genuine Parts Co.

2,748

109,041

Dynegy Inc.*

6,850

58,568

Amazon.com, Inc.*†

1,240

90,929

FPL Group, Inc.

190

12,460

News Corp. — Class A

5,640

84,826

Pinnacle West Capital Corp.

210

6,462

VF Corp.†

1,184

84,277

Total Utilities

1,719,272

Polo Ralph Lauren Corp.†

1,250

78,475

20

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

NOVA FUND

MARKET

UNREALIZED

SHARES

VALUE

CONTRACTS

LOSS

MATERIALS 3.0%

FUTURES CONTRACTS PURCHASED

Freeport-McMoRan Copper

September 2008 S&P 500 Index

& Gold, Inc.†

2,422

$

283,834

Mini Futures Contracts

Monsanto Co.

2,050

259,202

(Aggregate Market Value

Dow Chemical Co.†

5,512

192,424

of Contracts $12,487,313)

195

$

(585,433)

Newmont Mining Corp.†

3,144

163,991

United States Steel Corp.

713

131,748

Praxair, Inc.

1,290

121,570

UNITS

Nucor Corp.†

1,240

92,591

EQUITY INDEX SWAP AGREEMENTS

PPG Industries, Inc.†

1,365

78,310

Lehman Brothers Finance S.A.

Ashland, Inc.†

1,345

64,829

September 2008 S&P 500

E.I. du Pont de Nemours and Co.

1,040

44,606

Index Swap, Terminating

Alcoa, Inc.

920

32,771

09/16/08**

International Paper Co.†

1,320

30,756

(Notional Market Value

Bemis Co.

1,070

23,989

$7,373,206)

5,760

$

(211,629)

MeadWestvaco Corp.

510

12,158

Goldman Sachs International

Air Products & Chemicals, Inc.

70

6,920

June 2008 S&P 500 Index

Total Materials

1,539,699

Swap, Terminating 06/30/08**

TELECOMMUNICATION SERVICES 2.9%

(Notional Market Value

AT&T, Inc.

20,450

688,961

$14,275,584)

11,153

(265,466)

Verizon Communications, Inc.†

10,130

358,602

(Total Notional Market

Embarq Corp.

3,060

144,646

Value $21,648,790)

$

(477,095)

CenturyTel, Inc.†

3,970

141,292

Windstream Corp.†

7,938

97,955

Sprint Nextel Corp.†

8,080

76,760

Total Telecommunication Services

1,508,216

Total Common Stocks

(Cost $38,725,765)

43,296,313

SECURITIES LENDING COLLATERAL 19.2%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 9)

9,900,011

9,900,011

Total Securities Lending Collateral

(Cost $9,900,011)

9,900,011

FACE

AMOUNT

REPURCHASE AGREEMENT 1.5%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08††

$

758,592

758,592

Total Repurchase Agreement

(Cost $758,592)

758,592

Total Investments 104.7%

(Cost $49,384,368)

$ 53,954,916

Liabilities in Excess of

Other Assets – (4.7)%

$  (2,409,726)

Net Assets – 100.0%

$ 51,545,190

*

Non-Income Producing Security.

**

Total Return based on S&P 500 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

††

All or a portion of this security is held as equity index swap collateral at June 30, 2008.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

INVERSE S&P 500 STRATEGY FUND

FACE

MARKET

UNREALIZED

AMOUNT

VALUE

CONTRACTS

GAIN

FEDERAL AGENCY DISCOUNT NOTES 5.5%

FUTURES CONTRACTS SOLD SHORT

Federal Farm Credit Bank*

September 2008 S&P 500 Index

2.02% due 07/01/08

$

3,000,000

$

3,000,000

Mini Futures Contracts

Farmer Mac*

(Aggregate Market Value

2.00% due 07/01/08

3,000,000

3,000,000

of Contracts $24,910,588)

389

$

553,837

Total Federal Agency Discount Notes

(Cost $6,000,000)

6,000,000

UNITS

EQUITY INDEX SWAP AGREEMENTS

REPURCHASE AGREEMENTS 68.4%

SOLD SHORT

Repurchase Agreements (Note 5)

Lehman Brothers Finance S.A.

Lehman Brothers Holdings, Inc.

September 2008 S&P 500 Index

issued 06/30/08 at 0.25%

Swap, Terminating 09/16/08**

due 07/01/08†

19,758,497

19,758,497

(Notional Market Value

Mizuho Financial Group, Inc.

$13,504,073)

10,550

$

589,750

issued 06/30/08 at 1.75%

Goldman Sachs International

due 07/01/08

18,497,802

18,497,802

June 2008 S&P 500 Index

UBS Financial Services, Inc.

Swap, Terminating 06/30/08**

issued 06/30/08 at 1.74%

(Notional Market Value

due 07/01/08

18,497,802

18,497,802

$71,235,635)

55,653

292,670

Morgan Stanley issued

06/30/08 at 1.70%

(Total Notional Market

due 07/01/08

18,497,802

18,497,802

Value $84,739,708)

$

882,420

Total Repurchase Agreements

(Cost $75,251,903)

75,251,903

Total Investments 73.9%

(Cost $81,251,903)

$

81,251,903

Other Assets in Excess of

Liabilities – 26.1%

$

28,703,484

Net Assets – 100.0%

$109,955,387

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Total Return based on S&P 500 Index +/- financing at a variable rate.

†

All or a portion of this security is pledged as equity index swap collateral at June 30, 2008.

22

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

NASDAQ-100® FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 74.6%

HEALTH CARE 11.4%

Gilead Sciences, Inc.*†

29,920

$

1,584,264

INFORMATION TECHNOLOGY 47.8%

Genzyme Corp.*

12,705

915,014

Apple, Inc.*

37,400

$

6,262,256

Celgene Corp.*

11,920

761,331

Qualcomm, Inc.

62,990

2,794,866

Teva Pharmaceutical

Microsoft Corp.

95,360

2,623,354

Industries Ltd. — SP ADR†

15,570

713,106

Google, Inc. — Class A*

4,310

2,268,870

Biogen Idec, Inc.*†

12,180

680,740

Research In Motion Ltd.*†

16,810

1,965,089

Express Scripts, Inc.*†

9,220

578,278

Intel Corp.

69,530

1,493,504

Amgen, Inc.*

12,240

577,238

Oracle Corp.*

62,610

1,314,810

Intuitive Surgical, Inc.*

1,290

347,526

Cisco Systems, Inc.*

55,990

1,302,327

Henry Schein, Inc.*†

6,505

335,463

Adobe Systems, Inc.*

19,950

785,830

Hologic, Inc.*†

13,500

294,300

eBay, Inc.*

27,590

754,035

DENTSPLY International, Inc.

6,680

245,824

Symantec Corp.*

34,130

660,415

Cephalon, Inc.*†

1,920

128,045

Dell, Inc.*†

23,710

518,775

Vertex Pharmaceuticals, Inc.*†

1,900

63,593

Linear Technology Corp.†

14,990

488,224

Amylin Pharmaceuticals, Inc.*†

1,020

25,898

Fiserv, Inc.*†

10,280

466,404

Sepracor, Inc.*†

450

8,964

Yahoo!, Inc.*†

21,007

434,005

Total Health Care

7,259,584

CA, Inc.

17,240

398,072

CONSUMER DISCRETIONARY 9.0%

Broadcom Corp. — Class A*†

14,440

394,068

Comcast Corp. — Class A†

46,000

872,620

Marvell Technology

DIRECTV Group, Inc.*

29,640

767,972

Group Ltd.*

21,780

384,635

Amazon.com, Inc.*†

8,720

639,438

Juniper Networks, Inc.*†

17,012

377,326

Starbucks Corp.*†

30,210

475,505

Activision, Inc.*

10,690

364,208

DISH Network Corp. —

Nvidia Corp.*†

18,670

349,502

Class A*

13,190

386,203

Xilinx, Inc.†

12,450

314,362

Sears Holdings Corp.*†

4,350

320,421

Cognizant Technology

Staples, Inc.†

12,650

300,437

Solutions Corp. —

Wynn Resorts Ltd.†

3,330

270,895

Class A*†

9,250

300,717

Garmin Ltd.†

5,890

252,328

Paychex, Inc.

8,760

274,013

Apollo Group, Inc. —

Flextronics International Ltd.*

25,870

243,178

Class A*†

4,560

201,826

Electronic Arts, Inc.*†

5,470

243,032

IAC/InterActiveCorp*†

10,040

193,571

Altera Corp.

11,500

238,050

Liberty Global, Inc. —

Akamai Technologies, Inc.*†

6,840

237,964

Class A*†

5,930

186,380

Baidu.com - SP ADR*†

760

237,850

Liberty Media Corp –

Applied Materials, Inc.†

11,370

217,053

Interactive*†

11,910

175,792

Autodesk, Inc.*†

6,170

208,608

Petsmart, Inc.†

8,320

165,984

Microchip Technology, Inc.†

6,440

196,678

Focus Media Holding —

NetApp, Inc.*†

8,530

184,760

SP ADR*†

4,060

112,543

Sun Microsystems, Inc.*†

15,490

168,531

Bed Bath & Beyond, Inc.*†

3,810

107,061

Intuit, Inc.*†

5,970

164,593

Virgin Media, Inc.†

6,880

93,637

Check Point Software

Sirius Satellite Radio, Inc.*†

47,000

90,240

Technologies Ltd.*

6,150

145,571

Expedia, Inc.*†

4,140

76,093

Infosys Technologies Ltd. —

Ross Stores, Inc.†

480

17,050

SP ADR†

2,880

125,165

KLA-Tencor Corp.

2,910

118,466

Total Consumer Discretionary

5,705,996

SanDisk Corp.*†

5,380

100,606

INDUSTRIALS 3.2%

Cadence Design Systems, Inc.*†

5,890

59,489

CH Robinson

Logitech International SA*†

1,750

46,900

Worldwide, Inc.†

8,240

451,881

VeriSign, Inc.*†

630

23,814

Paccar, Inc.†

8,370

350,117

Citrix Systems, Inc.*

730

21,469

Foster Wheeler Ltd.*†

4,320

316,008

Tellabs, Inc.*†

1,200

5,580

Fastenal Co.†

5,930

255,939

Telefonaktiebolaget

Expeditors International

LM Ericsson — SP ADR†

360

3,744

of Washington, Inc.†

4,940

212,420

Total Information Technology

30,280,768

Joy Global, Inc.†

2,270

172,134

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

NASDAQ-100® FUND

MARKET

MARKET

SHARES

VALUE

VALUE

Ryanair Holdings PLC —

Total Investments 94.1%

SP ADR*†

4,310

$

123,568

(Cost $41,881,361)

$59,634,901

Stericycle, Inc.*†

1,910

98,747

Other Assets in Excess

UAL Corp.†

6,250

32,625

of Liabilities – 5.9%

$

3,746,474

Monster Worldwide, Inc.*

790

16,282

Net Assets – 100.0%

$63,381,375

Cintas Corp.

360

9,544

Total Industrials

2,039,265

UNREALIZED

CONSUMER STAPLES 1.4%

CONTRACTS

LOSS

Costco Wholesale Corp.†

9,760

684,566

FUTURES CONTRACTS PURCHASED

Whole Foods Market, Inc.†

5,850

138,586

September 2008 Nasdaq 100 Index

Hansen Natural Corp.*†

1,730

49,859

Mini Futures Contracts

Total Consumer Staples

873,011

(Aggregate Market Value

TELECOMMUNICATION SERVICES 1.3%

of Contracts $9,620,460)

261

$

(537,958)

Millicom International

Cellular SA†

3,010

311,535

UNITS

NII Holdings, Inc. — Class B*†

6,300

299,187

Level 3 Communications,

EQUITY INDEX SWAP AGREEMENTS

Inc.*†

45,650

134,668

Goldman Sachs International

Leap Wireless International,

June 2008 Nasdaq 100 Index

Inc. — Class B*†

1,890

81,591

Swap, Terminating 06/30/08**

Total Telecommunication Services

826,981

(Notional Market Value

$2,613,753)

1,423

$

(160,752)

MATERIALS 0.4%

Lehman Brothers Finance S.A.

Steel Dynamics, Inc.†

6,230

243,406

September 2008

Sigma-Aldrich Corp.

240

12,927

Nasdaq 100 Index Swap,

Total Materials

256,333

Terminating 09/16/08**

ENERGY 0.1%

(Notional Market Value

Patterson-UTI Energy, Inc.†

900

32,436

$3,779,506)

2,057

(162,452)

Total Energy

32,436

(Total Notional Market Value

Total Common Stocks

$6,393,259)

$

(323,204)

(Cost $29,520,834)

47,274,374

SECURITIES LENDING COLLATERAL 19.1%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 9)

12,116,434

12,116,434

Total Securities Lending Collateral

(Cost $12,116,434)

12,116,434

FACE

AMOUNT

REPURCHASE AGREEMENT 0.4%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08††

$244,093

244,093

Total Repurchase Agreement

(Cost $244,093)

244,093

*

Non-Income Producing Security.

**

Total Return based on Nasdaq 100 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2008.

ADR — American Depository Receipt.

24

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

INVERSE NASDAQ-100® STRATEGY FUND

FACE

MARKET

UNREALIZED

AMOUNT

VALUE

CONTRACTS

GAIN

FEDERAL AGENCY DISCOUNT NOTES 18.6%

FUTURES CONTRACTS SOLD SHORT

Federal Home Loan Bank*

September 2008 Nasdaq 100 Index

2.08% due 07/02/08

$2,000,000

$

1,999,885

Mini Futures Contracts

Farmer Mac*

(Aggregate Market Value

2.00% due 07/01/08

1,000,000

1,000,000

of Contracts $8,625,240)

234

$
492,526

Fannie Mae*

2.10% due 07/07/08

1,000,000

999,650

UNITS

Total Federal Agency Discount Notes

EQUITY INDEX SWAP AGREEMENTS

(Cost $3,999,535)

3,999,535

SOLD SHORT

Goldman Sachs International

REPURCHASE AGREEMENTS 49.8%

June 2008 Nasdaq 100 Index

Repurchase Agreements (Note 5)

Swap, Terminating 06/30/08**

Lehman Brothers Holdings, Inc.

(Notional Market Value

issued 06/30/08 at 0.25%

$11,329,951)

6,167

$

553,279

due 07/01/08†

2,741,891

2,741,891

Lehman Brothers Finance S.A.

Mizuho Financial Group, Inc.

September 2008 Nasdaq 100

issued 06/30/08 at 1.75%

Index Swap, Terminating 09/16/08**

due 07/01/08

2,641,431

2,641,431

(Notional Market Value

UBS Financial Services, Inc.

$1,345,296)

732

76,086

issued 06/30/08 at 1.74%

(Total Notional Market

due 07/01/08

2,641,431

2,641,431

Value $12,675,247)

$

629,365

Morgan Stanley issued

06/30/08 at 1.70% due

07/01/08

2,641,431

2,641,431

Total Repurchase Agreements

(Cost $10,666,184)

10,666,184

Total Investments 68.4%

(Cost $14,665,719)

$ 14,665,719

Other Assets in Excess

of Liabilities – 31.6%

$

6,763,639

Net Assets – 100.0%

$ 21,429,358

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Total Return based on Nasdaq 100 Index +/- financing at a variable rate.

†

All or portion of this security was pledged as equity index swap collateral at June 30, 2008.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

S&P 500 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 76.8%

Akamai Technologies, Inc.*†

290

$

10,089

Microchip Technology, Inc.

320

9,773

INFORMATION TECHNOLOGY 12.6%

Citrix Systems, Inc.*

310

9,117

Microsoft Corp.

13,790

$

379,363

Affiliated Computer

International Business

Services, Inc. — Class A*†

170

9,093

Machines Corp.

2,370

280,916

Micron Technology, Inc.*†

1,310

7,860

Apple, Inc.*

1,520

254,509

National Semiconductor Corp.

370

7,600

Cisco Systems, Inc.*

10,180

236,787

Total System Services, Inc.

330

7,333

Intel Corp.

9,870

212,008

SanDisk Corp.*†

390

7,293

Google, Inc. — Class A*

400

210,568

Teradata Corp.*

310

7,173

Hewlett-Packard Co.

4,250

187,892

LSI Logic Corp.*†

1,100

6,754

Oracle Corp.*

6,840

143,640

Advanced Micro

Qualcomm, Inc.

2,790

123,792

Devices, Inc.*†

1,050

6,122

Dell, Inc.*†

3,480

76,142

Jabil Circuit, Inc.

360

5,908

Texas Instruments, Inc.†

2,280

64,205

Molex, Inc.

240

5,858

Corning, Inc.

2,710

62,465

Lexmark International, Inc.*†

160

5,349

EMC Corp*†

3,560

52,296

JDS Uniphase Corp.*

400

4,544

eBay, Inc.*

1,900

51,927

Compuware Corp.*

450

4,293

Yahoo!, Inc.*†

2,370

48,964

Novell, Inc.*

610

3,593

Applied Materials, Inc.†

2,340

44,671

Ciena Corp.*†

150

3,476

Automatic Data Processing,

Novellus Systems, Inc.*†

160

3,390

Inc.†

890

37,291

QLogic Corp.*†

230

3,356

Adobe Systems, Inc.*

920

36,239

Teradyne, Inc.*

290

3,210

Western Union Co.†

1,280

31,642

Tellabs, Inc.*†

690

3,209

Tyco Electronics Ltd.

820

29,372

Convergys Corp.*

205

3,046

Motorola, Inc.†

3,890

28,553

Unisys Corp.*

610

2,410

Symantec Corp.*

1,450

28,057

Total Information Technology

3,159,864

MEMC Electronic

ENERGY 12.4%

Materials, Inc.*

390

24,001

Exxon Mobil Corp.

9,110

802,864

Electronic Arts, Inc.*†

540

23,992

Chevron Corp.

3,560

352,903

Agilent Technologies, Inc.*†

620

22,035

ConocoPhillips

2,660

251,077

Electronic Data Systems Corp.

870

21,437

Schlumberger Ltd.

2,050

220,231

Xerox Corp.

1,550

21,018

Occidental Petroleum Corp.

1,410

126,703

Broadcom Corp. — Class A*†

770

21,013

Devon Energy Corp.

760

91,322

Juniper Networks, Inc.*†

900

19,962

Transocean, Inc.*†

540

82,291

Nvidia Corp.*†

950

17,784

Halliburton Co.†

1,500

79,605

Paychex, Inc.

550

17,204

Apache Corp.

570

79,230

Cognizant Technology

Marathon Oil Corp.

1,220

63,281

Solutions Corp. — Class A*

500

16,255

National-Oilwell Varco, Inc.*†

710

62,991

Analog Devices, Inc.†

500

15,885

Hess Corp.

480

60,571

CA, Inc.

670

15,470

XTO Energy, Inc.†

880

60,289

Intuit, Inc.*

550

15,163

Anadarko Petroleum Corp.

800

59,872

Sun Microsystems, Inc.*

1,340

14,579

Weatherford

Autodesk, Inc.*†

394

13,321

International Ltd.*

1,170

58,020

VeriSign, Inc.*†

340

12,852

EOG Resources, Inc.†

430

56,416

NetApp, Inc.*†

590

12,779

Chesapeake Energy Corp.†

830

54,747

Fiserv, Inc.*

280

12,704

Baker Hughes, Inc.

530

46,290

Linear Technology Corp.

380

12,377

Peabody Energy Corp.†

470

41,383

Computer Sciences Corp.*†

260

12,178

Williams Cos., Inc.

1,010

40,713

Xilinx, Inc.

480

12,120

Valero Energy Corp.

900

37,062

KLA-Tencor Corp.

290

11,806

Consol Energy, Inc.†

310

34,835

BMC Software, Inc.*

320

11,520

Murphy Oil Corp.†

330

32,356

Fidelity National Information

Spectra Energy Corp.

1,090

31,327

Services, Inc.

290

10,704

Noble Corp.

460

29,882

Altera Corp.

510

10,557

26

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

S&P 500 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Noble Energy, Inc.†

290

$

29,162

Aon Corp.

510

$

23,429

Smith International, Inc.

340

28,268

Marsh & McLennan Cos., Inc.†

875

23,231

Southwestern Energy Co.*

590

28,090

NYSE Euronext

450

22,797

El Paso Corp.

1,210

26,305

Northern Trust Corp.

330

22,628

Nabors Industries Ltd.*†

490

24,123

SunTrust Banks, Inc.

610

22,094

Cameron International

Progressive Corp.†

1,160

21,715

Corp.*†

370

20,480

BB&T Corp.†

940

21,404

ENSCO International, Inc.

250

20,185

Lincoln National Corp.

450

20,394

Range Resources Corp.

270

17,696

Vornado Realty Trust†

230

20,240

BJ Services Co.

510

16,289

Boston Properties, Inc.

210

18,946

Massey Energy Co.

140

13,125

Principal Financial

Cabot Oil & Gas Corp.

170

11,514

Group, Inc.†

450

18,887

Rowan Cos., Inc.†

190

8,883

Freddie Mac†

1,110

18,204

Sunoco, Inc.†

200

8,138

Equity Residential†

458

17,528

Tesoro Corp.†

230

4,547

Public Storage†

210

16,966

Total Energy

3,113,066

General Growth

FINANCIALS 10.9%

Properties, Inc.†

460

16,114

JPMorgan Chase & Co.

5,950

204,144

SLM Corp.*†

800

15,480

Bank of America Corp.†

7,670

183,083

Ameriprise Financial, Inc.

380

15,455

Citigroup, Inc.†

9,390

157,376

KIMCO Realty Corp.†

440

15,189

Wells Fargo & Co.†

5,690

135,137

Hudson City Bancorp, Inc.

890

14,845

American International

Leucadia National Corp.

300

14,082

Group, Inc.

4,630

122,510

Genworth Financial, Inc. —

Goldman Sachs Group, Inc.†

680

118,932

Class A

750

13,358

U.S. Bancorp†

3,000

83,670

Regions Financial Corp.†

1,200

13,092

American Express Co.†

2,000

75,340

HCP, Inc.†

400

12,724

Bank of New York

IntercontinentalExchange, Inc.*

110

12,540

Mellon Corp.†

1,970

74,525

Plum Creek Timber Co., Inc.

Morgan Stanley†

1,910

68,894

(REIT)

290

12,386

MetLife, Inc.†

1,220

64,379

Host Hotels & Resorts, Inc.†

900

12,285

Wachovia Corp.†

3,680

57,150

Unum Group

600

12,270

Merrill Lynch & Co., Inc.†

1,700

53,907

Moody’s Corp.†

350

12,054

AFLAC, Inc.†

810

50,868

AvalonBay Communities, Inc.

130

11,591

State Street Corp.

740

47,353

Assurant, Inc.

170

11,213

Travelers Cos, Inc.

1,040

45,136

Discover Financial Services†

830

10,931

Prudential Financial, Inc.†

750

44,805

Legg Mason, Inc.

240

10,457

Allstate Corp.†

950

43,310

Fifth Third Bancorp†

990

10,078

Fannie Mae†

1,830

35,703

Safeco Corp.†

150

10,074

Simon Property Group, Inc.†

390

35,057

KeyCorp†

840

9,223

Hartford Financial

M&T Bank Corp.

130

9,170

Services Group, Inc.

540

34,868

Washington Mutual, Inc.†

1,820

8,973

CME Group, Inc.†

90

34,487

Torchmark Corp.

150

8,798

PNC Financial

American Capital

Services Group, Inc.

600

34,260

Strategies Ltd.†

350

8,320

Charles Schwab Corp.

1,600

32,864

Developers Diversified

ACE Ltd.

570

31,401

Realty Corp.

210

7,289

Chubb Corp.†

630

30,876

Cincinnati Financial Corp.†

280

7,112

Loews Corp.†

620

29,078

Marshall & Ilsley Corp.†

450

6,899

T. Rowe Price Group, Inc.†

450

25,411

Janus Capital Group, Inc.

250

6,618

Franklin Resources, Inc.

270

24,745

Comerica, Inc.†

250

6,408

Capital One Financial Corp.†

650

24,706

XL Capital Ltd.†

310

6,374

ProLogis†

450

24,458

National City Corp.†

1,310

6,249

Lehman Brothers

Sovereign Bancorp, Inc.†

830

6,109

Holdings, Inc.†

1,200

23,772

Zions Bancorporation

190

5,983

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

S&P 500 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

CB Richard Ellis Group, Inc. —

Varian Medical Systems, Inc.*†

220

$

11,407

Class A*

300

$

5,760

Waters Corp.*

170

10,965

Federated Investors, Inc. —

Hospira, Inc.*

270

10,830

Class B

150

5,163

AmerisourceBergen Corp.

270

10,797

Apartment Investment &

Applied Biosystems Inc.

290

9,709

Management Co. — Class A

150

5,109

Barr Pharmaceuticals, Inc.*

180

8,114

Countrywide Financial Corp.†

1,010

4,293

Coventry Health Care, Inc.*

260

7,909

Huntington Bancshares, Inc.†

630

3,635

IMS Health, Inc.

310

7,223

CIT Group, Inc.†

490

3,337

Patterson Cos., Inc.*

220

6,466

E*Trade Financial Corp.*†

810

2,543

Mylan Laboratories, Inc.*†

520

6,276

First Horizon National Corp.†

320

2,378

Millipore Corp.*†

90

6,107

MBIA, Inc.†

360

1,580

PerkinElmer, Inc.

200

5,570

MGIC Investment Corp.†

220

1,344

Watson Pharmaceuticals, Inc.*

180

4,891

Total Financials

2,735,553

Tenet Healthcare Corp.*†

830

4,615

HEALTH CARE 9.2%

King Pharmaceuticals, Inc.*

420

4,397

Johnson & Johnson, Inc.

4,860

312,692

Total Health Care

2,290,187

Pfizer, Inc.†

11,660

203,700

INDUSTRIALS 8.5%

Abbott Laboratories

2,660

140,900

General Electric Co.

17,170

458,267

Merck & Co., Inc.

3,700

139,453

United Parcel Service, Inc. —

Wyeth

2,300

110,308

Class B

1,760

108,187

Medtronic, Inc.†

1,940

100,395

United Technologies Corp.

1,680

103,656

Amgen, Inc.*

1,880

88,661

Boeing Co.

1,300

85,436

Gilead Sciences, Inc.*†

1,590

84,191

3M Co.

1,210

84,204

Eli Lilly & Co.

1,710

78,934

Caterpillar, Inc.†

1,060

78,249

Bristol-Myers Squibb Co.

3,410

70,007

Union Pacific Corp.

890

67,195

Baxter International, Inc.

1,080

69,055

Emerson Electric Co.

1,340

66,263

UnitedHealth Group, Inc.

2,120

55,650

Honeywell International, Inc.

1,280

64,358

Schering-Plough Corp.†

2,790

54,935

General Dynamics Corp.†

684

57,593

Celgene Corp.*

750

47,903

Lockheed Martin Corp.†

580

57,223

WellPoint, Inc.*†

900

42,894

Deere & Co.

740

53,376

Covidien Ltd.

860

41,185

Burlington Northern

Medco Health

Santa Fe Corp.

510

50,944

Solutions, Inc.*†

870

41,064

CSX Corp.

700

43,967

Thermo Fisher Scientific, Inc.*

720

40,126

FedEx Corp.†

530

41,759

Becton, Dickinson & Co.†

420

34,146

Raytheon Co.

730

41,084

Aetna, Inc.

840

34,045

Norfolk Southern Corp.†

650

40,735

Genzyme Corp.*

460

33,129

Northrop Grumman Corp.

590

39,471

Cardinal Health, Inc.†

620

31,980

Danaher Corp.†

440

34,012

Biogen Idec, Inc.*†

513

28,672

Tyco International Ltd.†

830

33,233

Boston Scientific Corp.*

2,320

28,513

Illinois Tool Works, Inc.†

680

32,307

Allergan, Inc.

530

27,587

Waste Management, Inc.

850

32,053

Express Scripts, Inc.*†

434

27,220

Fluor Corp.

150

27,912

Zimmer Holdings, Inc.*

400

27,220

Paccar, Inc.

630

26,353

McKesson Corp.

480

26,837

Eaton Corp.

280

23,792

Stryker Corp.

410

25,781

Precision Castparts Corp.

240

23,129

St. Jude Medical, Inc.*

580

23,710

Cummins, Inc.

350

22,932

Forest Laboratories, Inc.*

520

18,065

Parker Hannifin Corp.†

290

20,683

CIGNA Corp.

480

16,987

Ingersoll-Rand Co. —

Intuitive Surgical, Inc.*

60

16,164

Class A†

550

20,587

C.R. Bard, Inc.†

170

14,952

Textron, Inc.

420

20,131

Laboratory Corporation of

ITT Corporation

310

19,632

America Holdings*†

190

13,230

L-3 Communications

Quest Diagnostics, Inc.

270

13,087

Holdings, Inc.†

210

19,083

Humana, Inc.*

290

11,533

Jacobs Engineering Group, Inc.*

210

16,947

28

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

S&P 500 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Southwest Airlines Co.†

1,260

$

16,430

Molson Coors Brewing Co. —

Dover Corp.

330

15,962

Class B

240

$

13,039

CH Robinson Worldwide, Inc.†

291

15,958

Campbell Soup Co.

370

12,380

Expeditors International of

Clorox Co.

230

12,006

Washington, Inc.

370

15,910

SUPERVALU, INC.

360

11,120

Rockwell Collins, Inc.

280

13,429

Brown-Forman Corp. —

Pitney Bowes, Inc.

360

12,276

Class B

140

10,580

Cooper Industries Ltd. —

Hershey Co.†

290

9,506

Class A

300

11,850

Estee Lauder Cos., Inc. —

Rockwell Automation, Inc.

250

10,933

Class A†

190

8,826

RR Donnelley & Sons Co.†

360

10,688

Coca-Cola Enterprises, Inc.†

490

8,477

Goodrich Corp.

220

10,441

McCormick & Co., Inc.

220

7,845

Masco Corp.†

620

9,753

Tyson Foods, Inc. — Class A

460

6,872

W.W. Grainger, Inc.

110

8,998

Constellation Brands, Inc. —

Terex Corp.*

170

8,733

Class A*

340

6,752

Pall Corp.

210

8,333

Pepsi Bottling Group, Inc.

230

6,422

Avery Dennison Corp.

180

7,907

Whole Foods Market, Inc.†

240

5,686

Equifax, Inc.

220

7,396

Dean Foods Co.*†

260

5,101

Allied Waste Industries, Inc.*

580

7,320

Total Consumer Staples

2,072,713

Manitowoc Co., Inc.

220

7,157

CONSUMER DISCRETIONARY 6.2%

Ryder System, Inc.

100

6,888

McDonald’s Corp.

1,950

109,629

Robert Half International, Inc.

270

6,472

Walt Disney Co.†

3,280

102,336

Cintas Corp.

220

5,832

Comcast Corp. — Class A†

5,100

96,747

Monster Worldwide, Inc.*

210

4,328

Time Warner, Inc.

6,170

91,316

Total Industrials

2,137,747

Home Depot, Inc.†

2,920

68,386

CONSUMER STAPLES 8.3%

Target Corp.†

1,340

62,297

Procter & Gamble Co.

5,260

319,861

News Corp. — Class A

3,970

59,709

Wal-Mart Stores, Inc.

4,005

225,081

Lowe’s Cos., Inc.†

2,520

52,290

Philip Morris International, Inc.†

3,630

179,286

Amazon.com, Inc.*

530

38,865

Coca-Cola Co.

3,440

178,811

Nike, Inc. — Class B†

650

38,746

PepsiCo, Inc.

2,730

173,601

Viacom, Inc. — Class B*

1,090

33,289

CVS Caremark Corp.

2,460

97,342

DIRECTV Group, Inc.*

1,220

31,610

Anheuser-Busch Cos., Inc.

1,230

76,408

Clear Channel

Kraft Foods, Inc. — Class A†

2,610

74,254

Communications, Inc.

860

30,272

Altria Group, Inc.

3,610

74,222

Johnson Controls, Inc.†

1,020

29,254

Colgate-Palmolive Co.

880

60,808

Yum! Brands, Inc.†

820

28,774

Walgreen Co.

1,710

55,592

Staples, Inc.

1,210

28,737

Costco Wholesale Corp.†

750

52,605

Carnival Corp.†

750

24,720

Kimberly-Clark Corp.

720

43,042

Omnicom Group, Inc.

550

24,684

Archer-Daniels-Midland Co.

1,110

37,462

Best Buy Co., Inc.†

595

23,562

General Mills, Inc.†

580

35,247

TJX Cos., Inc.†

730

22,973

Kroger Co.

1,140

32,912

CBS Corp.†

1,170

22,803

WM Wrigley Jr Co.

370

28,779

McGraw-Hill Cos., Inc.†

550

22,066

Sysco Corp.

1,030

28,335

Kohl’s Corp.*†

530

21,221

Avon Products, Inc.†

740

26,655

Starbucks Corp.*†

1,250

19,675

H.J. Heinz Co.

540

25,839

Ford Motor Co.*†

3,860

18,567

Safeway, Inc.†

750

21,412

Coach, Inc.*

590

17,039

Kellogg Co.

440

21,129

Fortune Brands, Inc.†

260

16,227

Lorillard, Inc.*

300

20,748

Harley-Davidson, Inc.†

410

14,867

ConAgra Foods, Inc.

840

16,195

Macy’s, Inc.†

725

14,079

Sara Lee Corp.†

1,210

14,822

J.C. Penney Co., Inc.

380

13,790

Reynolds American, Inc.

300

14,001

Marriott International, Inc. —

UST, Inc.†

250

13,652

Class A

520

13,645

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

S&P 500 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

International Game

KB HOME†

130

$

2,201

Technology, Inc.†

530

$

13,239

Jones Apparel Group, Inc.†

150

2,063

The Gap, Inc.†

770

12,836

Meredith Corp.†

60

1,697

Starwood Hotels & Resorts

Dillard’s, Inc. — Class A†

100

1,157

Worldwide, Inc.†

320

12,822

Total Consumer Discretionary

1,557,563

Bed Bath & Beyond, Inc.*†

450

12,645

UTILITIES 3.1%

H&R Block, Inc.†

560

11,984

Exelon Corp.

1,120

100,755

GameStop Corp. — Class A*†

280

11,312

Dominion Resources, Inc.†

1,000

47,490

General Motors Corp.†

970

11,155

Southern Co.†

1,320

46,094

Genuine Parts Co.

280

11,110

FPL Group, Inc.

700

45,906

VF Corp.

150

10,677

FirstEnergy Corp.

530

43,635

Mattel, Inc.

620

10,614

Public Service Enterprise

Apollo Group, Inc. — Class A*

230

10,180

Group, Inc.

880

40,418

Abercrombie & Fitch Co. —

Entergy Corp.

330

39,758

Class A†

150

9,402

Duke Energy Corp.

2,180

37,888

Nordstrom, Inc.

300

9,090

PPL Corp.

640

33,453

Tiffany & Co.†

220

8,965

Edison International†

560

28,773

Sears Holdings Corp.*†

120

8,839

American Electric

Limited Brands, Inc.†

510

8,593

Power Co., Inc.

690

27,759

Hasbro, Inc.†

240

8,573

Constellation Energy

AutoZone, Inc.*

70

8,471

Group, Inc.

310

25,451

Gannett Co., Inc.

390

8,451

PG&E Corp.

620

24,608

Newell Rubbermaid, Inc.

480

8,059

Sempra Energy†

430

24,273

Whirlpool Corp.

130

8,025

AES Corp.*†

1,160

22,284

Sherwin-Williams Co.

170

7,808

Questar Corp.

300

21,312

Darden Restaurants, Inc.

241

7,698

Progress Energy, Inc.†

450

18,824

Goodyear Tire & Rubber Co.*†

410

7,310

Consolidated Edison, Inc.†

470

18,372

Eastman Kodak Co.†

500

7,215

Ameren Corp.

360

15,203

Interpublic Group of Cos., Inc.*†

810

6,966

Xcel Energy, Inc.

740

14,852

Expedia, Inc.*†

360

6,617

Allegheny Energy, Inc.

290

14,532

Polo Ralph Lauren Corp.

100

6,278

DTE Energy Co.

280

11,883

Stanley Works†

140

6,276

CenterPoint Energy, Inc.

570

9,149

EW Scripps Co. — Class A

150

6,231

Pepco Holdings, Inc.

350

8,978

IAC/ InterActiveCorp*†

310

5,977

NiSource, Inc.

470

8,422

Washington Post Co. — Class B†

10

5,869

TECO Energy, Inc.

360

7,736

Black & Decker Corp.†

100

5,751

Dynegy Inc.*

850

7,268

Wyndham Worldwide Corp.

300

5,373

Integrys Energy Group, Inc.

130

6,608

Snap-On, Inc.

100

5,201

CMS Energy Corp.†

390

5,811

D.R. Horton, Inc.†

470

5,099

Pinnacle West Capital Corp.

170

5,231

Office Depot, Inc.*

460

5,032

Nicor, Inc.†

80

3,407

Family Dollar Stores, Inc.

240

4,786

Leggett & Platt, Inc.†

280

4,696

Total Utilities

766,133

Big Lots, Inc.*†

140

4,374

MATERIALS 3.0%

Harman International

Monsanto Co.

950

120,118

Industries, Inc.

100

4,139

Freeport-McMoRan Copper

Wendy’s International, Inc.

150

4,083

& Gold, Inc.†

660

77,345

New York Times Co. —

E.I. du Pont de Nemours

Class A†

250

3,848

and Co.†

1,550

66,479

Pulte Homes, Inc.

370

3,563

Dow Chemical Co.†

1,600

55,856

Lennar Corp. — Class A†

240

2,962

Praxair, Inc.

540

50,889

Centex Corp.†

210

2,808

Alcoa, Inc.

1,410

50,224

RadioShack Corp.†

220

2,699

Newmont Mining Corp.†

780

40,685

AutoNation, Inc.*†

230

2,305

Nucor Corp.†

540

40,322

Liz Claiborne, Inc.

160

2,264

United States Steel Corp.

200

36,956

30

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

S&P 500 2x STRATEGY FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

Air Products & Chemicals, Inc.

360

$

35,590

REPURCHASE AGREEMENTS 11.3%

Weyerhaeuser Co.†

360

18,410

Repurchase Agreements (Note 5)

International Paper Co.†

730

17,009

Lehman Brothers Holdings, Inc.

PPG Industries, Inc.

280

16,064

issued 06/30/08 at 0.25%

AK Steel Holding Corp.

190

13,110

due 07/01/08††

$999,779

$

999,779

Ecolab, Inc.†

300

12,897

Mizuho Financial Group, Inc.

Sigma-Aldrich Corp.

220

11,849

issued 06/30/08 at 1.75%

Vulcan Materials Co.†

190

11,358

due 07/01/08

609,120

609,120

Rohm & Haas Co.

220

10,217

UBS Financial Services, Inc.

Allegheny Technologies, Inc.†

170

10,078

issued 06/30/08 at 1.74%

Eastman Chemical Co.†

130

8,952

due 07/01/08

609,120

609,120

Ball Corp.

170

8,116

Morgan Stanley issued 06/30/08

MeadWestvaco Corp.

300

7,152

at 1.70% due 07/01/08

609,120

609,120

International Flavors &

Total Repurchase Agreements

Fragrances, Inc.

140

5,468

(Cost $2,827,139)

2,827,139

Sealed Air Corp.

270

5,133

Total Investments 102.8%

Pactiv Corp.*

220

4,671

(Cost $23,611,626)

$ 25,723,939

Ashland, Inc.†

90

4,338

Bemis Co.

170

3,811

Liabilities in Excess

Hercules, Inc.

190

3,217

of Other Assets – (2.8)%

$

(712,529)

Titanium Metals Corp.†

170

2,378

Net Assets – 100.0%

$ 25,011,410

Total Materials

748,692

UNREALIZED

TELECOMMUNICATION SERVICES 2.6%

CONTRACTS

LOSS

AT&T, Inc.

10,238

344,918

Verizon Communications, Inc.†

4,910

173,814

FUTURES CONTRACTS PURCHASED

Sprint Nextel Corp.

4,910

46,645

September 2008 S&P 500 Index

American Tower Corp. —

Mini Futures Contracts

Class A*

680

28,730

(Aggregate Market Value

Embarq Corp.

250

11,818

of Contracts $11,846,938)

185

$

(424,676)

Qwest Communications

International, Inc.†

2,620

10,297

UNITS

Windstream Corp.†

770

9,502

CenturyTel, Inc.†

180

6,406

EQUITY INDEX SWAP AGREEMENTS

Citizens Communications Co.†

560

6,350

Lehman Brothers Finance S.A.

September 2008 S&P 500 Index

Total Telecommunication Services

638,480

Swap, Terminating 09/16/08**

Total Common Stocks

(Notional Market Value

(Cost $17,107,685)

19,219,998

$3,741,979)

2,923

$

(126,237)

SECURITIES LENDING COLLATERAL 14.7%

Goldman Sachs International

Mount Vernon Securities

June 2008 S&P 500 Index Swap,

Lending Trust Prime

Terminating 06/30/08**

Portfolio (Note 9)

3,676,802

3,676,802

(Notional Market Value

Total Securities Lending Collateral

$15,594,969)

12,184

(557,684)

(Cost $3,676,802)

3,676,802

(Total Notional Market

Value $19,336,948)

$

(683,921)

*

Non-Income Producing Security.

**

Total Return based on S&P 500 Index +/- financing at a variable data.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2008.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

NASDAQ-100® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 51.6%

HEALTH CARE 7.5%

Gilead Sciences, Inc.*†

11,376

$

602,359

INFORMATION TECHNOLOGY 33.1%

Teva Pharmaceutical

Apple, Inc.*

15,400

$

2,578,576

Industries Ltd. — SP ADR†

7,890

361,362

Microsoft Corp.

40,150

1,104,527

Celgene Corp.*

5,410

345,537

Qualcomm, Inc.

24,460

1,085,290

Genzyme Corp.*

4,200

302,484

Google, Inc. — Class A*

1,820

958,084

Amgen, Inc.*

6,360

299,938

Research In Motion Ltd.*†

7,070

826,483

Biogen Idec, Inc.*†

3,956

221,101

Cisco Systems, Inc.*

26,438

614,948

Express Scripts, Inc.*†

2,813

176,431

Oracle Corp.*

26,910

565,110

Intuitive Surgical, Inc.*

480

129,312

Intel Corp.

25,130

539,792

Hologic, Inc.*†

3,370

73,466

eBay, Inc.*

12,300

336,159

DENTSPLY International, Inc.

1,790

65,872

Adobe Systems, Inc.*

6,532

257,296

Vertex Pharmaceuticals, Inc.*†

1,840

61,585

Symantec Corp.*

10,997

212,792

Henry Schein, Inc.*†

1,130

58,274

Dell, Inc.*†

9,310

203,703

Cephalon, Inc.*†

830

55,353

Electronic Arts, Inc.*†

4,020

178,609

Patterson Cos., Inc.*†

1,550

45,554

Yahoo!, Inc.*†

8,290

171,271

Amylin Pharmaceuticals, Inc.*†

1,650

41,893

Applied Materials, Inc.†

8,780

167,610

Total Health Care

2,840,521

CA, Inc.

6,180

142,696

CONSUMER DISCRETIONARY 6.4%

Intuit, Inc.*

5,070

139,780

Comcast Corp. — Class A†

17,860

338,804

Broadcom Corp. — Class A*†

5,100

139,179

DIRECTV Group, Inc.*

10,450

270,759

Paychex, Inc.

4,280

133,878

Amazon.com, Inc.*†

3,470

254,455

Nvidia Corp.*†

6,820

127,670

Starbucks Corp.*†

12,680

199,583

Marvell Technology Group Ltd.*

7,220

127,505

Staples, Inc.

5,910

140,363

Linear Technology Corp.†

3,710

120,835

Sears Holdings Corp.*†

1,730

127,432

Xilinx, Inc.†

4,640

117,160

Wynn Resorts Ltd.†

1,530

124,466

Fiserv, Inc.*†

2,570

116,601

Bed Bath & Beyond, Inc.*†

4,370

122,797

Cognizant Technology

Garmin Ltd.†

2,510

107,528

Solutions Corp. — Class A*

3,530

114,760

Liberty Media Corp –

Activision, Inc.*

3,320

113,112

Interactive*†

6,820

100,663

Altera Corp.

5,280

109,296

Apollo Group, Inc. — Class A*†

2,130

94,274

Flextronics International Ltd.*

11,370

106,878

DISH Network Corp. — Class A*

2,730

79,934

KLA-Tencor Corp.

2,580

105,032

IAC/ InterActiveCorp*†

3,620

69,794

Baidu.com - SP ADR*†

330

103,277

Discovery Holding Co. —

Autodesk, Inc.*†

2,917

98,624

Class A*

2,979

65,419

NetApp, Inc.*†

4,500

97,470

Expedia, Inc.*†

3,530

64,881

Juniper Networks, Inc.*†

4,320

95,818

Liberty Global, Inc. —

VeriSign, Inc.*†

2,299

86,902

Class A*†

2,020

63,489

Citrix Systems, Inc.*

2,730

80,289

Virgin Media, Inc.†

4,480

60,973

Akamai Technologies, Inc.*†

2,020

70,276

Sirius Satellite Radio, Inc.*†

20,340

39,053

Check Point Software

Focus Media Holding —

Technologies Ltd.*

2,700

63,909

SP ADR*†

1,370

37,976

Infosys Technologies Ltd. —

Lamar Advertising Co. —

SP ADR†

1,410

61,279

Class A*†

920

33,148

Logitech International SA*†

2,200

58,960

Petsmart, Inc.†

1,585

31,621

Microchip Technology, Inc.†

1,930

58,942

Lam Research Corp.*†

1,620

58,563

Total Consumer Discretionary

2,427,412

SanDisk Corp.*†

2,580

48,246

INDUSTRIALS 2.5%

Sun Microsystems, Inc.*†

4,260

46,349

Paccar, Inc.†

5,130

214,588

Cadence Design Systems, Inc.*†

3,380

34,138

Foster Wheeler Ltd.*

1,890

138,253

Total Information Technology

12,577,674

CH Robinson Worldwide, Inc.†

2,114

115,932

Expeditors International of

Washington, Inc.†

2,620

112,660

Joy Global, Inc.

1,330

100,854

32

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

NASDAQ-100® 2x STRATEGY FUND

MARKET

UNREALIZED

SHARES

VALUE

CONTRACTS

LOSS

Fastenal Co.†

1,790

$

77,256

FUTURES CONTRACTS PURCHASED

Cintas Corp.

2,310

61,238

September 2008 Nasdaq 100

Stericycle, Inc.*†

1,130

58,421

Index Mini Futures Contracts

Ryanair Holdings PLC —

(Aggregate Market Value

SP ADR*†

1,460

41,858

of Contracts $26,944,660)

731

$ (1,261,991)

Monster Worldwide, Inc.*

1,590

32,770

UAL Corp.†

1,480

7,726

UNITS

Total Industrials

961,556

TELECOMMUNICATION SERVICES 0.9%

EQUITY INDEX SWAP AGREEMENTS

Millicom International Cellular SA†

1,310

135,585

Lehman Brothers Finance S.A.

NII Holdings, Inc. — Class B*†

2,040

96,880

September 2008 Nasdaq 100 Index

Level 3 Communications, Inc.*†

18,950

55,902

Swap, Terminating 09/16/08**

Leap Wireless International, Inc. —

(Notional Market Value

Class B*†

860

37,126

$9,864,929)

5,370

$

(665,784)

Goldman Sachs International

Total Telecommunication Services

325,493

June 2008 Nasdaq 100 Index Swap,

CONSUMER STAPLES 0.7%

Terminating 06/30/08**

Costco Wholesale Corp.†

2,864

200,881

(Notional Market Value

Whole Foods Market, Inc.†

1,720

40,747

$20,152,628)

10,970

(759,520)

Hansen Natural Corp.*†

1,160

33,431

(Total Notional Market

Total Consumer Staples

275,059

Value $30,017,557)

$ (1,425,304)

MATERIALS 0.5%

Steel Dynamics, Inc.†

2,440

95,331

Sigma-Aldrich Corp.

1,550

83,483

Total Materials

178,814

Total Common Stocks

(Cost $13,020,565)

19,586,529

SECURITIES LENDING COLLATERAL 13.1%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 9)

4,990,476

4,990,476

Total Securities Lending Collateral

(Cost $4,990,476)

4,990,476

FACE

AMOUNT

REPURCHASE AGREEMENT 4.7%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08††

$1,796,359

1,796,359

Total Repurchase Agreement

(Cost $1,796,359)

1,796,359

Total Investments 69.4%

(Cost $19,807,400)

$26,373,364

Other Assets in Excess

of Liabilities – 30.6%

$11,628,515

Net Assets – 100.0%

$38,001,879

*

Non-Income Producing Security.

**

Total Return based on Nasdaq 100 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2008.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 61.1%

IDEX Corp.

220

$

8,105

Navigant Consulting, Inc.*

410

8,020

INDUSTRIALS 10.2%

Korn/Ferry International, Inc.*

470

7,393

SPX Corp.

880

$

115,921

Corporate Executive

Flowserve Corp.

760

103,892

Board Co.

160

6,728

Manpower, Inc.

1,760

102,503

Thomas & Betts Corp.*

170

6,435

KBR, Inc.

2,890

100,890

Dycom Industries, Inc.*

210

3,049

AGCO Corp.*†

1,880

98,531

Crane Co.

50

1,927

Joy Global, Inc.†

1,260

95,546

Total Industrials

2,469,862

Quanta Services, Inc.*†

2,810

93,489

INFORMATION TECHNOLOGY 9.6%

Fastenal Co.†

2,090

90,204

Activision, Inc.*

4,680

159,448

Brink’s Co.

1,350

88,317

Western Digital Corp.*†

4,520

156,076

URS Corp.*

1,990

83,520

Harris Corp.

2,910

146,926

AMETEK, Inc.

1,670

78,857

Amphenol Corp. — Class A

2,670

119,830

Alexander & Baldwin, Inc.†

1,720

78,346

Avnet, Inc.*

3,490

95,207

Corrections Corporation of

Intersil Corp. — Class A

3,860

93,875

America*

2,730

74,993

CommScope, Inc.*†

1,670

88,126

Kennametal, Inc.†

2,260

73,563

Ingram Micro, Inc. — Class A*

4,370

77,567

Kansas City Southern*†

1,670

73,463

Jack Henry & Associates, Inc.†

3,470

75,091

Shaw Group, Inc.*

1,130

69,823

Alliance Data Systems Corp.*

1,250

70,687

Harsco Corp.

1,230

66,924

SRA International, Inc. —

Timken Co.†

1,930

63,574

Class A*†

3,020

67,829

Copart, Inc.*†

1,390

59,520

Tech Data Corp.*†

1,880

63,713

Lincoln Electric Holdings, Inc.†

730

57,451

Flir Systems, Inc.*†

1,500

60,855

Donaldson Co., Inc.†

1,160

51,782

Sybase, Inc.*†

2,060

60,605

Wabtec Corp.†

1,050

51,051

Synopsys, Inc.*

2,380

56,906

Pentair, Inc.†

1,390

48,678

Trimble Navigation Ltd.*

1,560

55,692

Trinity Industries, Inc.†

1,380

47,872

Cypress Semiconductor

Nordson Corp.†

580

42,276

Corp.*†

2,040

50,490

Carlisle Cos., Inc.

1,390

40,310

Integrated Device

MSC Industrial Direct Co. —

Technology, Inc.*†

5,050

50,197

Class A

880

38,817

Plantronics, Inc.

2,240

49,997

Roper Industries, Inc.†

580

38,210

Parametric Technology Corp.*

2,910

48,510

Stericycle, Inc.*†

700

36,190

Triquint Semiconductor, Inc.*

7,420

44,965

Herman Miller, Inc.†

1,440

35,842

Arrow Electronics, Inc.*†

1,330

40,858

Alliant Techsystems, Inc.*†

340

34,571

Diebold, Inc.

1,080

38,426

MPS Group, Inc.*

2,960

31,465

Zebra Technologies Corp. —

Con-way, Inc.†

640

30,246

Class A*†

1,160

37,862

BE Aerospace, Inc.*

1,040

24,222

Polycom, Inc.*†

1,380

33,617

Federal Signal Corp.†

1,780

21,360

Cadence Design

United Rentals, Inc.*

1,040

20,394

Systems, Inc.*†

3,120

31,512

Oshkosh Truck Corp.†

930

19,242

Silicon Laboratories, Inc.*

872

31,470

J.B. Hunt Transport

ValueClick, Inc.*†

1,840

27,876

Services, Inc.†

530

17,638

Semtech Corp.*

1,950

27,436

Dun & Bradstreet Corp.

180

15,775

Fairchild Semiconductor

Teleflex, Inc.†

250

13,898

International, Inc.*

2,260

26,510

Republic Services, Inc.

460

13,662

McAfee, Inc.*

770

26,203

Hubbell, Inc. — Class B†

330

13,157

ADC Telecommunications,

Deluxe Corp.

700

12,474

Inc.*†

1,770

26,143

DRS Technologies, Inc.

150

11,808

Gartner, Inc. — Class A*†

1,180

24,450

Granite Construction, Inc.

360

11,351

F5 Networks, Inc.*†

850

24,157

YRC Worldwide, Inc.*†

670

9,963

Vishay Intertechnology, Inc.*

2,670

23,683

Avis Budget Group, Inc.*†

1,130

9,458

International Rectifier Corp.*†

1,200

23,040

GATX Corp.†

200

8,866

Imation Corp.†

930

21,316

HNI Corp.†

470

8,300

Foundry Networks, Inc.*†

1,520

17,966

34

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Broadridge Financial

SVB Financial Group*†

700

$

33,677

Solutions, Inc.

750

$

15,787

Realty Income Corp.†

1,470

33,457

Digital River, Inc.*

390

15,046

Potlatch Corp.

730

32,938

NCR Corp.*

580

14,616

Federal Realty

Mentor Graphics Corp.*†

920

14,536

Investment Trust

470

32,430

Acxiom Corp.

1,000

11,490

Jones Lang LaSalle, Inc.

450

27,085

Atmel Corp.*

3,100

10,788

TCF Financial Corp.†

1,860

22,376

CSG Systems

Cathay General Bancorp†

1,900

20,653

International, Inc.*

930

10,249

Duke Realty Corp.†

910

20,430

Lam Research Corp.*

260

9,399

Wilmington Trust Corp.†

690

18,244

National Instruments Corp.†

310

8,795

Astoria Financial Corp.

870

17,470

Global Payments, Inc.†

170

7,922

Jefferies Group, Inc.†

980

16,484

NeuStar, Inc.*†

340

7,330

AmeriCredit Corp.*†

1,710

14,740

Avocent Corp.*

360

6,696

Cullen/Frost Bankers, Inc.†

200

9,970

Wind River Systems, Inc.*†

430

4,683

First Niagara Financial

Macrovision Solutions Corp.*†

170

2,543

Group, Inc.

620

7,973

Advent Software, Inc.*†

20

722

Regency Centers Corp.

80

4,730

Fair Isaac Corp.†

30

623

City National Corp.†

90

3,786

DST Systems, Inc.*†

10

551

FirstMerit Corp.†

140

2,283

Total Information Technology

2,316,893

Associated Banc-Corp.†

110

2,122

FINANCIALS 8.9%

BRE Properties, Inc. —

New York Community

Class A†

30

1,298

Bancorp, Inc.†

6,290

112,214

Total Financials

2,165,453

Health Care REIT, Inc.†

2,470

109,915

CONSUMER DISCRETIONARY 7.1%

Nationwide Health

BorgWarner, Inc.

2,510

111,394

Properties, Inc.

3,050

96,044

Ross Stores, Inc.†

2,570

91,286

W.R. Berkley Corp.

3,760

90,842

Urban Outfitters, Inc.*†

2,190

68,306

AMB Property Corp.†

1,760

88,669

Scholastic Corp.*†

2,230

63,912

Bank of Hawaii Corp.†

1,720

82,216

Hanesbrands, Inc.*†

2,340

63,508

Hospitality Properties Trust†

3,360

82,186

Toll Brothers, Inc.*

3,130

58,625

Stancorp Financial Group, Inc.

1,750

82,180

DeVry, Inc.†

1,020

54,692

Mack-Cali Realty Corp.†

2,270

77,566

Petsmart, Inc.†

2,700

53,865

Eaton Vance Corp.†

1,830

72,761

Chipotle Mexican Grill, Inc. —

American Financial

Class A*†

620

51,224

Group, Inc.

2,720

72,760

Aeropostale, Inc.*†

1,590

49,815

Macerich Co.†

1,160

72,071

Gentex Corp.†

3,310

47,796

Highwoods Properties, Inc.†

2,250

70,695

American Eagle

Old Republic International

Outfitters, Inc.†

3,140

42,798

Corp.†

5,830

69,027

Phillips-Van Heusen Corp.†

1,150

42,113

Everest Re Group Ltd.

820

65,362

NVR, Inc.*†

80

40,006

HCC Insurance Holdings, Inc.

3,050

64,477

ITT Educational Services, Inc.*

480

39,662

Washington Federal, Inc.†

3,330

60,273

Dollar Tree, Inc.*†

1,030

33,671

Liberty Property Trust

1,790

59,338

Strayer Education, Inc.

160

33,451

Weingarten Realty Investors

1,910

57,911

Furniture Brands

Camden Property Trust†

1,240

54,882

International, Inc.†

2,480

33,133

Waddell & Reed

Brinker International, Inc.

1,740

32,886

Financial, Inc. — Class A†

1,390

48,664

CarMax, Inc.*†

2,310

32,779

Fidelity National

Bob Evans Farms, Inc.†

1,120

32,032

Financial, Inc. — Class A†

3,780

47,628

Tupperware Brands Corp.†

920

31,482

Synovus Financial Corp.†

5,150

44,959

Scientific Games Corp. —

Raymond James Financial, Inc.

1,660

43,807

Class A*†

990

29,324

Affiliated Managers

Williams-Sonoma, Inc.†

1,470

29,165

Group, Inc.*†

470

42,328

Valassis Communications,

Webster Financial Corp.†

2,020

37,572

Inc.*†

2,300

28,796

First American Corp.†

1,400

36,960

AnnTaylor Stores Corp.*

1,140

27,314

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

DreamWorks Animation

Psychiatric Solutions, Inc.*†

1,990

$

75,301

SKG, Inc. — Class A*

880

$

26,233

Techne Corp.*

890

68,877

Guess?, Inc.†

700

26,215

Edwards Lifesciences Corp.*†

1,110

68,864

ArvinMeritor, Inc.†

1,900

23,712

Medicis Pharmaceutical

Mohawk Industries, Inc.*†

360

23,076

Corp. — Class A†

2,870

59,639

Ryland Group, Inc.†

1,020

22,246

Pharmaceutical Product

Lear Corp.*

1,550

21,979

Development, Inc.

1,380

59,202

The Warnaco Group, Inc.*†

490

21,594

Cerner Corp.*†

1,190

53,764

Corinthian Colleges, Inc.*†

1,770

20,550

Gen-Probe, Inc.*

1,060

50,329

Foot Locker, Inc.†

1,530

19,049

Perrigo Co.†

1,510

47,973

Rent-A-Center, Inc.*†

920

18,924

Kinetic Concepts, Inc.*†

1,160

46,296

Netflix, Inc.*†

700

18,249

Lincare Holdings, Inc.*

1,590

45,156

Life Time Fitness, Inc.*†

600

17,730

Invitrogen Corp.*†

1,030

40,438

American Greetings

Cephalon, Inc.*†

550

36,679

Corp. — Class A

1,320

16,289

Omnicare, Inc.†

1,340

35,135

Barnes & Noble, Inc.†

630

15,649

Vertex Pharmaceuticals, Inc.*

1,000

33,470

Saks, Inc.*

1,320

14,494

Health Net, Inc.*

1,360

32,722

Lamar Advertising Co. —

Universal Health Services,

Class A*†

400

14,412

Inc. — Class B†

510

32,242

Collective Brands, Inc.*†

1,180

13,723

VCA Antech, Inc.*†

1,080

30,002

Career Education Corp.*†

920

13,441

Sepracor, Inc.*†

1,500

29,880

Callaway Golf Co.

1,070

12,658

WellCare Health Plans, Inc.*

700

25,305

Dick’s Sporting Goods, Inc.*

710

12,595

Hill-Rom Holdings, Inc.

830

22,393

International Speedway

PDL BioPharma, Inc.†

1,550

16,461

Corp. — Class A

310

12,099

Affymetrix, Inc.*

1,420

14,612

Sotheby’s†

450

11,867

LifePoint Hospitals, Inc.*†

430

12,169

99 Cents Only Stores*

1,730

11,418

Advanced Medical

Advance Auto Parts, Inc.

290

11,261

Optics, Inc.*

490

9,183

Getty Images, Inc.*

270

9,161

Beckman Coulter, Inc.

120

8,104

Blyth, Inc.

750

9,023

Health Management

Borders Group, Inc.†

1,440

8,640

Associates, Inc. — Class A*†

1,100

7,161

Boyd Gaming Corp.†

600

7,536

Steris Corp.†

160

4,602

Chico’s FAS, Inc.*†

1,400

7,518

Apria Healthcare

Under Armour, Inc.*†

270

6,923

Group, Inc.*†

150

2,908

Entercom Communications

Par Pharmaceutical

Corp.†

730

5,125

Cos., Inc.*†

170

2,759

Regis Corp.

130

3,426

Total Health Care

1,670,128

Cheesecake Factory, Inc.*†

170

2,705

ENERGY 6.6%

Coldwater Creek, Inc.*†

460

2,429

Arch Coal, Inc.

2,000

150,060

Pacific Sunwear of

Pride International, Inc.*

2,970

140,451

California, Inc.*†

210

1,791

FMC Technologies, Inc.*†

1,800

138,474

Ruby Tuesday, Inc.†

230

1,242

Plains Exploration &

Modine Manufacturing Co.

20

247

Production Co.*

1,830

133,535

Total Consumer Discretionary

1,708,264

Denbury Resources, Inc.*†

3,570

130,305

HEALTH CARE 6.9%

Pioneer Natural

DENTSPLY International, Inc.

3,090

113,712

Resources Co.†

1,560

122,117

Hologic, Inc.*†

4,980

108,564

Forest Oil Corp.*

1,560

116,220

Charles River Laboratories

Cimarex Energy Co.†

1,550

107,989

International, Inc.*†

1,640

104,829

Helmerich & Payne, Inc.†

1,170

84,263

Henry Schein, Inc.*†

2,010

103,656

Superior Energy Services*

1,510

83,261

Covance, Inc.*†

1,110

95,482

Newfield Exploration Co.*†

1,110

72,428

Community Health

Patterson-UTI Energy, Inc.†

1,790

64,512

Systems, Inc.*

2,810

92,674

Encore Acquisition Co.*†

850

63,912

Endo Pharmaceuticals

Exterran Holdings, Inc.*†

800

57,192

Holdings, Inc.*†

3,290

79,585

Quicksilver Resources, Inc.*

1,350

52,164

36

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Tidewater, Inc.†

660

$

42,920

Hawaiian Electric Industries,

Frontier Oil Corp.†

630

15,063

Inc.†

440

$

10,881

Bill Barrett Corp.*

230

13,664

AGL Resources, Inc.

170

5,879

Overseas Shipholding

Total Utilities

1,213,019

Group, Inc.

60

4,771

CONSUMER STAPLES 1.2%

Total Energy

1,593,301

BJ’s Wholesale Club, Inc.*†

1,850

71,595

MATERIALS 5.2%

Corn Products

Cleveland-Cliffs, Inc.†

1,260

150,179

International, Inc.

1,450

71,210

Reliance Steel &

J.M. Smucker Co.

1,120

45,517

Aluminum Co.†

1,450

111,780

Universal Corp.†

760

34,367

CF Industries Holdings, Inc.

710

108,488

Church & Dwight Co., Inc.

520

29,302

Steel Dynamics, Inc.†

2,650

103,536

PepsiAmericas, Inc.

1,040

20,571

Lubrizol Corp.

2,040

94,513

Hansen Natural Corp.*†

670

19,309

Airgas, Inc.

1,500

87,585

Energizer Holdings, Inc.*

80

5,847

Terra Industries, Inc.†

1,370

67,610

Total Consumer Staples

297,718

Cytec Industries, Inc.

1,140

62,198

TELECOMMUNICATION SERVICES 0.4%

RPM International, Inc.†

2,700

55,620

Telephone & Data

Packaging Corporation

Systems, Inc.

1,860

87,922

of America†

2,180

46,892

AptarGroup, Inc.†

960

40,272

Total Telecommunication Services

87,922

Cabot Corp.†

1,640

39,868

Total Common Stocks

Sonoco Products Co.

1,270

39,307

(Cost $14,016,293)

14,792,414

Commercial Metals Co.†

1,010

38,077

SECURITIES LENDING COLLATERAL 20.7%

Worthington Industries, Inc.†

1,820

37,310

Mount Vernon Securities

Chemtura Corp.†

5,860

34,222

Lending Trust Prime

FMC Corp.†

420

32,525

Portfolio (Note 9)

5,023,409

5,023,409

Olin Corp.

1,040

27,227

Total Securities Lending Collateral

Martin Marietta

(Cost $5,023,409)

5,023,409

Materials, Inc.†

250

25,898

Valspar Corp.†

1,320

24,961

FACE

Ferro Corp.†

1,050

19,698

AMOUNT

Temple-Inland, Inc.

1,110

12,510

Albemarle Corp.

240

9,578

REPURCHASE AGREEMENTS 34.0%

Repurchase Agreements (Note 5)

Total Materials

1,269,854

Morgan Stanley

UTILITIES 5.0%

issued 06/30/08 at 1.70%

Oneok, Inc.

2,570

125,493

due 07/01/08

$2,064,983

2,064,983

MDU Resources Group, Inc.†

3,570

124,450

Mizuho Financial Group, Inc.

SCANA Corp.

3,060

113,220

issued 06/30/08 at 1.75%

Equitable Resources, Inc.†

1,410

97,375

due 07/01/08

2,064,983

2,064,983

Puget Energy, Inc.

3,970

95,240

UBS Financial Services, Inc.

DPL, Inc.†

3,330

87,845

issued 06/30/08 at 1.74%

Northeast Utilities†

3,230

82,462

due 07/01/08

2,064,983

2,064,983

Great Plains Energy, Inc.†

3,240

81,907

Lehman Brothers Holdings, Inc.

OGE Energy Corp.

2,020

64,054

issued 06/30/08 at 0.25%

Sierra Pacific Resources

4,750

60,373

due 07/01/08

2,045,089

2,045,089

Energy East Corp.

1,910

47,215

Total Repurchase Agreements

Alliant Energy Corp.

1,190

40,769

(Cost $8,240,038)

8,240,038

Energen Corp.†

520

40,576

National Fuel Gas Co.†

620

36,878

Total Investments 115.8%

Vectren Corp.†

1,150

35,892

(Cost $27,279,740)

$28,055,861

WGL Holdings, Inc.†

670

23,276

Liabilities in Excess of

Wisconsin Energy Corp.

500

22,610

Other Assets – (15.8)%

$

(3,822,743)

PNM Resources, Inc.†

1,390

16,624

Net Assets – 100.0%

$24,233,118

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

37

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

MID-CAP 1.5x STRATEGY FUND

UNREALIZED

CONTRACTS

LOSS

FUTURES CONTRACTS PURCHASED

September 2008 S&P MidCap

400 Index Mini Futures Contracts

(Aggregate Market Value

of Contracts $12,134,520)

148

$

(476,460)

UNITS

EQUITY INDEX SWAP AGREEMENT

Credit Suisse Capital, LLC

August 2008 S&P MidCap 400 Index

Swap, Terminating 08/18/08**

(Notional Market Value

$9,623,586)

11,751

$

(546,463)

*

Non-Income Producing Security.

**

Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

REIT — Real Estate Investment Trust.

38

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

INVERSE MID-CAP STRATEGY FUND

FACE

MARKET

UNREALIZED

AMOUNT

VALUE

UNITS

GAIN

FEDERAL AGENCY DISCOUNT NOTES 56.0%

EQUITY INDEX SWAP AGREEMENT SOLD SHORT

Federal Farm Credit Bank*

Credit Suisse Capital, LLC

2.00% due 07/02/08

$ 2,000,000

$ 1,999,889

August 2008 S&P MidCap 400

Freddie Mac*

Index Swap, Terminating 08/18/08**

2.10% due 07/07/08

1,000,000

999,650

(Notional Market Value

Federal Home Loan Bank*

$1,703,786)

2,080

$

134,741

2.08% due 07/02/08

250,000

249,986

Fannie Mae*

2.10% due 07/07/08

250,000

249,912

Total Federal Agency Discount Notes

(Cost $3,499,437)

3,499,437

REPURCHASE AGREEMENTS 35.1%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75%

due 07/01/08

548,431

548,431

UBS Financial Services, Inc.

issued 06/30/08 at 1.74%

due 07/01/08

548,431

548,431

Morgan Stanley

issued 06/30/08 at 1.70%

due 07/01/08

548,431

548,431

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

543,148

543,148

Total Repurchase Agreements

(Cost $2,188,441)

2,188,441

Total Investments 91.1%

(Cost $5,687,878)

$ 5,687,878

Other Assets in Excess of

Liabilities – 8.9%

$

555,638

Net Assets – 100.0%

$ 6,243,516

UNREALIZED

CONTRACTS

GAIN

FUTURES CONTRACTS SOLD SHORT

September 2008 S&P MidCap 400

Index Mini Futures Contracts

(Aggregate Market Value

of Contracts $4,509,450)

55

$

77,185

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

39

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 47.5%

Manhattan Associates, Inc.*†

100

$

2,373

SYNTEL INC†

70

2,360

INFORMATION TECHNOLOGY 8.7%

S1 Corp.*

310

2,347

Flir Systems, Inc.*†

180

$

7,303

Electronics for Imaging, Inc.*†

160

2,336

Equinix, Inc.*†

80

7,138

Integral Systems, Inc.

60

2,322

Itron, Inc.*

70

6,884

Anadigics, Inc.*†

235

2,315

Sybase, Inc.*†

200

5,884

Cognex Corp.

100

2,305

Micros Systems, Inc.*†

180

5,488

Interwoven, Inc.*

190

2,282

SAIC, Inc.*†

230

4,786

L-1 Identity Solutions, Inc.*†

170

2,264

Ansys, Inc.*†

100

4,712

Micrel, Inc.

245

2,242

Polycom, Inc.*†

180

4,385

Zoran Corp.*

190

2,223

Jack Henry & Associates, Inc.†

200

4,328

Arris Group, Inc.*

260

2,197

Skyworks Solutions, Inc.*†

430

4,244

OmniVision Technologies, Inc.*†

180

2,176

Sohu.com, Inc.*†

60

4,226

JDA Software Group, Inc.*

120

2,172

Anixter International, Inc.*†

70

4,164

Marchex, Inc.†

170

2,094

Parametric Technology Corp.*†

240

4,001

Checkpoint Systems, Inc.*†

100

2,088

CACI International, Inc. — Class A*†

80

3,662

Imation Corp.†

90

2,063

Perot Systems Corp. — Class A*†

240

3,602

Quality Systems, Inc.†

70

2,050

Plexus Corp.*†

130

3,598

Tyler Technologies, Inc.*

150

2,035

Intermec, Inc.*†

170

3,584

Entegris, Inc.*

310

2,030

ON Semiconductor Corp.*†

390

3,576

CMGI, Inc.*

190

2,014

Informatica Corp.*†

230

3,459

Methode Electronics, Inc. —

Mantech International Corp. —

Class A

190

1,985

Class A*†

70

3,368

DG FastChannel, Inc.*

114

1,966

Benchmark Electronics, Inc.*†

200

3,268

Bankrate, Inc.*†

50

1,953

VistaPrint Ltd.*†

120

3,211

Monolithic Power Systems, Inc.*

90

1,946

Harmonic, Inc.*†

330

3,138

Pericom Semiconductor Corp.*†

130

1,929

Plantronics, Inc.†

140

3,125

OSI SYSTEMS INC*

90

1,928

Amkor Technology, Inc.*†

300

3,123

Cass Information Systems, Inc.

60

1,922

Blackbaud, Inc.†

140

2,996

Microsemi Corp.*†

75

1,888

Concur Technologies, Inc.*†

90

2,991

Heartland Payment Systems,

EarthLink, Inc.*†

340

2,941

Inc.†

80

1,888

SRA International, Inc. —

3Com Corp.*†

885

1,876

Class A*†

130

2,920

FEI Co.*†

79

1,800

Nuance Communications, Inc.*†

180

2,821

Take-Two Interactive

Avocent Corp.*†

150

2,790

Software, Inc.*

70

1,790

Euronet Worldwide, Inc.*†

160

2,704

Imergent, Inc.†

150

1,776

Scansource, Inc.*†

100

2,676

Cohu, Inc.

120

1,762

Net 1 UEPS Technologies, Inc.*

110

2,673

Brightpoint, Inc.*†

240

1,752

ATMI, Inc.*†

95

2,652

Kulicke & Soffa Industries, Inc.*†

240

1,750

Cabot Microelectronics Corp.*†

80

2,652

InfoSpace, Inc.

210

1,749

Silicon Image, Inc.*†

360

2,610

EMS Technologies, Inc.*

80

1,747

Cybersource Corp.*†

155

2,593

Oplink Communications, Inc.*

180

1,728

SPSS, Inc.*†

70

2,546

RF Micro Devices, Inc.*†

590

1,711

SYNNEX Corp.*†

100

2,509

Blue Coat Systems, Inc.*†

120

1,693

ViaSat, Inc.*†

124

2,506

Photronics, Inc.*†

240

1,690

DTS, Inc. — Class A*

80

2,506

Eagle Test Systems, Inc.*

150

1,680

Teletech Holdings, Inc.*

125

2,495

Novatel Wireless, Inc.*

150

1,669

Multi-Fineline Electronix, Inc.*†

90

2,490

ValueClick, Inc.*†

110

1,666

Triquint Semiconductor, Inc.*†

410

2,485

Semitool, Inc.*

220

1,652

Foundry Networks, Inc.*†

210

2,482

Radisys Corp.*

180

1,631

Standard Microsystems Corp.*†

90

2,443

Super Micro Computer, Inc.*

220

1,624

United Online, Inc.†

240

2,407

Liquidity Services Inc.*

140

1,614

TTM Technologies, Inc.*†

180

2,378

Radiant Systems, Inc.*

150

1,609

Sapient Corp.*†

370

2,375

CTS Corp.†

160

1,608

40

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Sycamore Networks, Inc.*

490

$

1,578

Harris Stratex Networks, Inc. —

DSP Group, Inc.*

224

1,568

Class A*

70

$

664

Technitrol, Inc.†

90

1,529

Intervoice, Inc.*

110

627

Sigma Designs, Inc.*†

110

1,528

Trident Microsystems, Inc.*

170

621

Kenexa Corp. — Class A*†

80

1,507

THQ, Inc.*†

30

608

Atheros Communications, Inc.*†

50

1,500

LivePerson, Inc.*

190

534

Omniture, Inc.*†

80

1,486

Vasco Data Security

PMC - Sierra, Inc.*†

190

1,453

International*†

50

527

Mentor Graphics Corp.*†

90

1,422

TheStreet.com, Inc.†

80

521

SonicWALL, Inc.*†

220

1,419

Progress Software Corp.*†

20

511

Electro Scientific Industries, Inc.*

100

1,417

Wright Express Corp.*

20

496

Sonus Networks, Inc.*†

410

1,402

KEMET Corp.*†

150

486

Ultratech, Inc.*

90

1,397

Perficient, Inc.*†

50

483

CNET Networks, Inc.*

120

1,379

Emulex Corp.*

40

466

Epicor Software Corp.*†

190

1,313

MKS Instruments, Inc.*†

20

438

iGate Corp.*

160

1,301

Taleo Corp.*

20

392

MicroStrategy, Inc. — Class A*

20

1,295

Blackboard, Inc.*†

10

382

Gerber Scientific, Inc.*†

110

1,252

MercadoLibre, Inc.*†

10

345

j2 Global

Global Cash Access

Communications, Inc.*†

50

1,150

Holdings, Inc.*

50

343

Intevac, Inc.*†

100

1,128

Immersion Corp.*

50

341

Ness Technologies, Inc.*

110

1,113

LoopNet, Inc.*†

30

339

Wind River Systems, Inc.*†

100

1,089

Internap Network

Art Technology Group, Inc.*

340

1,088

Services Corp.*†

70

328

TIBCO Software, Inc.*

140

1,071

Tessera Technologies, Inc.*

20

327

Hittite Microwave Corp.*

30

1,069
Littelfuse, Inc.*

10

316

MAXIMUS, Inc.†

30

1,045

Rofin-Sinar Technologies, Inc.*†

10

302

Volterra Semiconductor Corp.*

60

1,036

Quest Software, Inc.*†

20

296

Adaptec, Inc.*

320

1,024

Ariba, Inc.*

20

294

Mattson Technology, Inc.*

210

1,000

Semtech Corp.*†

20

281

Comtech Telecommunications

Synchronoss Technologies, Inc.*†

30

271

Corp.*†

20

980

CPI International, Inc.*

20

246

Netgear, Inc.*†

70

970

InterDigital, Inc.*

10

243

ADTRAN, Inc.†

40

954

Interactive Intelligence, Inc.*

20

233

Extreme Networks, Inc.*

325

923

CSG Systems International, Inc.*

20

220

Cirrus Logic, Inc.*

160

890

Cavium Networks, Inc.*†

10

210

Loral Space &

Limelight Networks Inc.*

50

191

Communications, Inc.*

50

881

PC Connection, Inc.*

20

186

Ultra Clean Holdings*

110

876

Formfactor, Inc.*†

10

184

Rimage Corp.*

70

867

SiRF Technology Holdings, Inc.*

40

173

Opnext, Inc.*

160

861

Lawson Software, Inc.*†

20

145

Vignette Corp.*

70

840

ExlService Holdings, Inc.*†

10

140

SI International, Inc.*

40

838

TiVo, Inc.*

20

123

Exar Corp.*

110

829

AsiaInfo Holdings, Inc.*

10

118

Gartner, Inc. — Class A*†

40

829

Advanced Analogic

Digital River, Inc.*†

20

772

Technologies, Inc.*

20

83

Faro Technologies, Inc.*

30

755

Gevity HR, Inc.

10

54

Synaptics, Inc.*†

20

755

Total Information Technology

344,987

Macrovision Solutions Corp.*†

50

748

FINANCIALS 7.7%

infoGROUP, Inc.

170

746

Nationwide Health

Network Equipment

Properties, Inc.

200

6,298

Technologies, Inc.*†

210

746

Realty Income Corp.†

230

5,235

Advent Software, Inc.*†

20

722

Waddell & Reed

DealerTrack Holdings, Inc.*†

50

706

Financial, Inc. — Class A†

140

4,901

Smith Micro Software, Inc.*†

120

684

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

41

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Knight Capital

Ramco-Gershenson

Group, Inc. — Class A*

250

$

4,495

Properties Trust

100

$

2,054

Senior Housing

SeaBright Insurance

Properties Trust†

230

4,492

Holdings, Inc.*

140

2,027

National Retail Properties,

World Acceptance Corp.*†

60

2,020

Inc.†

190

3,971

Urstadt Biddle Properties, Inc.

135

1,979

Platinum Underwriters

Resource America, Inc. —

Holdings Ltd.

120

3,913

Class A

210

1,957

Alexandria Real Estate

NTR Acquisition Co.*†

200

1,936

Equities, Inc.†

40

3,894

Glacier Bancorp, Inc.†

120

1,919

NewAlliance Bancshares, Inc.†

310

3,869

Ashford Hospitality Trust, Inc.

415

1,917

IPC Holdings Ltd.†

140

3,717

Tower Group, Inc.

90

1,907

Montpelier Re Holdings Ltd.†

250

3,687

Saul Centers, Inc.†

40

1,880

Mid-America Apartment

Hercules Technology

Communities, Inc.

70

3,573

Growth Capital, Inc.

210

1,875

Aspen Insurance Holdings Ltd.†

150

3,550

United America Indemnity

Entertainment Properties Trust†

70

3,461

Ltd. – Class A*

140

1,872

Max Capital Group Ltd.†

160

3,413

Presidential Life Corp.

120

1,850

Healthcare Realty Trust, Inc.†

140

3,328

Prospect Capital Corp.†

140

1,845

First Industrial Realty Trust, Inc.†

120

3,296

Harleysville National Corp.

165

1,841

Post Properties, Inc.†

110

3,272

Compass Diversified Trust

160

1,829

International Bancshares Corp.†

150

3,205

Donegal Group, Inc. — Class A

115

1,825

Extra Space Storage, Inc.†

200

3,072

Sterling Bancshares, Inc.†

200

1,818

Susquehanna Bancshares, Inc.†

220

3,012

Universal Health Realty

Eastgroup Properties, Inc.†

70

3,003

Income Trust

60

1,800

DiamondRock Hospitality Co.†

270

2,940

Tanger Factory Outlet

Sunstone Hotel Investors, Inc.

170

2,822

Centers, Inc.†

50

1,796

Cash America International, Inc.†

90

2,790

Pacific Capital Bancorp†

130

1,791

Delphi Financial Group, Inc. —

Odyssey Re Holdings Corp.

50

1,775

Class A

120

2,777

CNA Surety Corp.*

140

1,770

LaSalle Hotel Properties†

110

2,764

Mission West Properties

160

1,754

Lexington Realty Trust†

200

2,726

Kite Realty Group Trust

140

1,750

Greenhill & Co., Inc.†

50

2,693

Apollo Investment Corp.†

120

1,720

PS Business Parks, Inc.†

50

2,580

First Community

Stifel Financial Corp.*

75

2,579

Bancshares, Inc.

60

1,692

Safety Insurance Group, Inc.†

70

2,495

Sovran Self Storage, Inc.†

40

1,662

Digital Realty Trust, Inc.†

60

2,455

Hersha Hospitality Trust

220

1,661

Ezcorp, Inc. — Class A*

190

2,422

Associated Estates Realty Corp.

155

1,660

National Financial Partners Corp.†

120

2,378

Chemical Financial Corp.†

80

1,632

Cedar Shopping Centers, Inc.†

200

2,344

Cathay General Bancorp

150

1,630

TrustCo Bank Corp.

300

2,226

PHH Corp.*

105

1,612

IBERIABANK Corp.†

50

2,223

National Penn Bancshares, Inc.†

120

1,594

Banco Latinoamericano de

Univest Corp. of Pennsylvania

80

1,589

Exportaciones SA

135

2,186

Getty Realty Corp.†

110

1,585

NorthStar Realty Finance Corp.†

260

2,163

Umpqua Holding Corp.†

130

1,577

Navigators Group, Inc.*†

40

2,162

Highwoods Properties, Inc.†

50

1,571

Park National Corp.†

40

2,156

Oriental Financial Group

110

1,569

United Fire & Casualty Co.†

80

2,154

optionsXpress Holdings, Inc.†

70

1,564

First Financial Corp.†

70

2,143

Agree Realty Corp.

70

1,543

Alternative Asset Management

GFI Group, Inc.†

170

1,532

Acquisition Corp.*†

230

2,139

Advance America Cash

FelCor Lodging Trust, Inc.†

200

2,100

Advance Centers, Inc.†

290

1,473

Acadia Realty Trust†

90

2,083

Renasant Corp.†

100

1,473

Strategic Hotels & Resorts, Inc.†

220

2,061

BioMed Realty Trust, Inc.

60

1,472

First Merchants Corp.

80

1,452

42

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

ProAssurance Corp.*†

30

$

1,443

1st Source Corp.

50

$

805

Home Properties, Inc.†

30

1,442

Texas Capital Bancshares, Inc.*†

50

800

National Health Investors, Inc.†

50

1,426

CompuCredit Corp.*†

130

780

Berkshire Hills Bancorp, Inc.†

60

1,419

Central Pacific Financial Corp.†

70

746

DCT Industrial Trust, Inc.

170

1,408

Federal Agricultural

Green Bankshares, Inc.†

100

1,402

Mortgage Corp.

30

743

Santander BanCorp

130

1,379

CapLease, Inc.†

95

712

United Bankshares, Inc.†

60

1,377

South Financial Group, Inc.†

180

706

Dollar Financial Corp.*

90

1,360

Hallmark Financial Services, Inc.*

70

677

Potlatch Corp.†

30

1,354

Parkway Properties, Inc.†

20

675

Argo Group International

Royal Bancshares of

Holdings Ltd.*†

40

1,342

Pennsylvania, Inc. — Class A†

70

659

Meadowbrook Insurance

First South Bancorp, Inc.†

50

644

Group, Inc.

250

1,325

Interactive Brokers Group, Inc. —

FirstMerit Corp.†

80

1,305

Class A*

20

643

Boston Private Financial

Sanders Morris Harris Group Inc.†

90

610

Holdings, Inc.†

230

1,304

Maguire Properties, Inc.†

50

609

West Coast Bancorp†

150

1,301

MFA Mortgage Investments, Inc.

90

587

Frontier Financial Corp.†

150

1,278

Security Bank Corp.†

100

586

Assured Guaranty Ltd.†

70

1,259

Hanmi Financial Corp.

110

573

Columbia Banking Systems, Inc.

65

1,256

Integra Bank Corp.

70

548

Phoenix Cos., Inc.

155

1,180

Thomas Weisel Partners

Glimcher Realty Trust

105

1,174

Group, Inc.*

100

547

United Community Banks, Inc.†

130

1,109

Capitol Bancorp, Ltd.†

60

538

Prosperity Bancshares, Inc.†

40

1,069

eHealth, Inc.*

30

530

Independent Bank Corp.†

265

1,060

UCBH Holdings, Inc.†

230

518

Westamerica Bancorporation†

20

1,052

Omega Healthcare

Education Realty Trust, Inc.

90

1,049

Investors, Inc.†

30

500

Winthrop Realty Trust

290

1,044

U-Store-It Trust†

40

478

Provident Financial Services,

FNB Corp.†

40

471

Inc.†

74

1,037

BankAtlantic Bancorp, Inc. —

Corporate Office Properties

Class A†

250

440

Trust SBI†

30

1,030

Hilb Rogal & Hobbs Co.

10

435

WesBanco, Inc.

60

1,029

Bancfirst Corp.

10

428

UMB Financial Corp.†

20

1,025

Old National Bancorp†

30

428

First Bancorp

80

1,011

Sterling Savings Bank†

100

414

PennantPark Investment Corp.

139

1,002

Imperial Capital Bancorp, Inc.

70

401

RAIT Financial Trust†

130

965

Hancock Holding Co.†

10

393

Grubb & Ellis Co.†

250

963

Midwest Banc Holdings, Inc.

80

390

SVB Financial Group*†

20

962

First State Bancorporation†

70

385

Evercore Partners, Inc. —

Franklin Street Properties

Class A

100

950

Corp., Inc.

30

379

Anthracite Capital, Inc.†

130

915

Selective Insurance Group, Inc.†

20

375

Washington Real Estate

Portfolio Recovery

Investment Trust

30

902

Associates, Inc.*†

10

375

First Niagara Financial

First Midwest Bancorp, Inc.†

20

373

Group, Inc.

70

900

Asta Funding, Inc.†

40

362

Kohlberg Capital Corp.†

90

900

Amcore Financial, Inc.†

60

340

Advanta Corp.

140

881

Harleysville Group, Inc.

10

338

Zenith National

Irwin Financial Corp.†

120

323

Insurance Corp.†

25

879

Avatar Holdings Inc.*†

10

303

American Campus

Ares Capital Corp.

30

302

Communities, Inc.†

31

863

AmericanWest Bancorp

130

295

Sierra Bancorp†

50

825

United Security Bancshares†

20

291

First Bancorp Puerto Rico†

130

824

FCStone Group, Inc.*†

10

279

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

43

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

City Bank†

30

$

258

M&F Worldwide Corp.*†

70

$

2,752

LTC Properties, Inc.†

10

256

Arkansas Best Corp.†

70

2,565

Cousins Properties, Inc.

10

231

Atlas Air Worldwide

Trustmark Corp.†

10

177

Holdings Co., Inc.*

50

2,473

First Potomac Realty Trust

10

152

Comfort Systerms USA, Inc.†

180

2,419

MarketAxess Holdings, Inc.*

20

151

Ameron International Corp.†

20

2,400

Community Bancorp*†

30

150

HUB Group, Inc. — Class A*†

70

2,389

Primus Guaranty Ltd.*

50

146

School Specialty, Inc.*†

80

2,378

Triad Guaranty, Inc.*†

120

125

Triumph Group, Inc.†

50

2,355

Citizens Banking Corp.†

40

113

Mastec, Inc.*

220

2,345

Franklin Bank Corp.*†

150

92

Tecumseh Products Co. —

Great Southern Bancorp, Inc.†

10

81

Class A*

70

2,295

QC Holdings, Inc.

10

78

Federal Signal Corp.†

190

2,280

Newcastle Investment Corp.†

10

70

Astec Industries, Inc.*†

70

2,250

Anworth Mortgage Asset Corp.†

10

65

Gibraltar Industries, Inc.

140

2,236

Provident Bankshares Corp.†

10

64

Argon ST, Inc.*

90

2,232

Capital Corp of the West

10

38

CoStar Group, Inc.*†

50

2,222

Centerline Holding Co.†

20

33

Waste Connections, Inc.*

69

2,203

PFF Bancorp, Inc.†

30

32

Middleby Corp.*†

50

2,195

Bankunited Financial Corp. —

Nordson Corp.†

30

2,187

Class A†

20

19

Cenveo, Inc.*†

220

2,149

FX Real Estate and

Woodward Governor Co.

60

2,140

Entertainment, Inc.*

10

19

G & K Services, Inc. — Class A†

70

2,132

Total Financials

304,332

Interface, Inc. — Class A

170

2,130

INDUSTRIALS 7.0%

Encore Wire Corp.†

100

2,119

II-VI, Inc.*

313

10,930

Universal Forest Products, Inc.†

70

2,097

Bucyrus International, Inc. —

Viad Corp.

80

2,063

Class A†

140

10,223

Beacon Roofing Supply, Inc.*†

190

2,016

Walter Industries, Inc.

70

7,614

Robbins & Myers, Inc.

40

1,995

Energy Conversion Devices, Inc.*

90

6,628

Gorman-Rupp Co.†

50

1,992

Wabtec Corp.†

120

5,834

Perini Corp.*†

60

1,983

Watson Wyatt & Co. Holdings†

100

5,289

Chart Industries, Inc.*

40

1,946

Acuity Brands, Inc.†

100

4,808

Hexcel Corp.*

100

1,930

FTI Consulting, Inc.*†

70

4,792

Columbus McKinnon Corp. —

EMCOR Group, Inc.*†

160

4,565

Class A*

80

1,926

Curtiss-Wright Corp.†

100

4,474

Horizon Lines, Inc. — Class A†

190

1,891

Valmont Industries, Inc.†

40

4,172

ESCO Technologies, Inc.*†

40

1,877

Teledyne Technologies, Inc.*†

80

3,903

Standex International Corp.

90

1,867

Orbital Sciences Corp.*†

165

3,887

Altra Holdings, Inc.*

110

1,849

Regal-Beloit Corp.†

90

3,802

Wabash National Corp.†

240

1,814

Belden, Inc.†

110

3,727

On Assignment, Inc.*

225

1,805

Eagle Bulk Shipping Inc.†

120

3,548

American Superconductor

Esterline Technologies Corp.*†

70

3,448

Corp.*†

50

1,793

Genco Shipping & Trading Ltd.†

50

3,260

Bowne & Co., Inc.†

140

1,785

Herman Miller, Inc.†

130

3,236

CDI Corp.

70

1,781

Mueller Industries, Inc.†

100

3,220

Clarcor, Inc.

50

1,755

MPS Group, Inc.*†

300

3,189

Michael Baker Corp.*†

80

1,750

Applied Industrial

Waste Services Inc.*

245

1,725

Technologies, Inc.†

130

3,142

Spherion Corp.*

370

1,709

Superior Essex, Inc.*

70

3,124

Lindsay Manufacturing Co.†

20

1,699

ABM Industries, Inc.†

140

3,115

SYKES Enterprises, Inc.*†

90

1,697

Watsco, Inc.†

74

3,093

Administaff, Inc.†

60

1,673

GrafTech International Ltd.*†

110

2,951

Dycom Industries, Inc.*†

114

1,655

Actuant Corp. — Class A†

90

2,821

Volt Information Sciences, Inc.*

130

1,548

Pacer International, Inc.†

130

2,796

44

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

American Railcar

Mine Safety Appliances Co.†

10

$

400

Industries, Inc.†

90

$

1,510

Otter Tail Power Co.†

10

388

American Reprographics Co.*†

90

1,499

H&E Equipment Services, Inc.*†

30

361

Celadon Group, Inc.*

140

1,399

Forward Air Corp.

10

346

Brady Corp. — Class A†

40

1,381

Team, Inc.*

10

343

Kaman Corp. — Class A

60

1,366

Ceradyne, Inc.*†

10

343

AAR Corp.*†

100

1,353

Genesee & Wyoming, Inc. —

Schawk, Inc.

100

1,199

Class A*

10

340

TBS International Ltd. —

Kforce, Inc.*

40

340

Class A*†

30

1,199

Stanley, Inc.*

10

335

Houston Wire & Cable Co.†

60

1,194

Heico Corp.†

10

325

Moog, Inc. — Class A*†

30

1,117

SkyWest, Inc.†

25

316

NCI Building Systems, Inc.*†

30

1,102

Albany International Corp. —

Titan International, Inc.

30

1,069

Class A

10

290

Baldor Electric Co.†

30

1,049

Knight Transportation, Inc.†

15

275

Kaydon Corp.†

20

1,028

TrueBlue, Inc.*

20

264

Greenbrier Cos., Inc.†

50

1,015

Force Protection, Inc.*†

70

232

Polypore International, Inc.*†

40

1,013

Pinnacle Airlines Corp.*

70

221

Republic Airways Holdings,

Mobile Mini, Inc.*†

10

200

Inc.*†

110

953

Orion Energy Systems Inc.*†

20

200

Insteel Industries, Inc.

50

916

Taser International, Inc.*†

40

200

Tetra Tech, Inc.*†

40

905

Allegiant Travel Co.*

10

186

Cubic Corp.

40

891

ICT Group, Inc.*

20

164

Deluxe Corp.

50

891

AirTran Holdings, Inc.*†

80

163

JetBlue Airways Corp.*†

230

858

Mueller Water Products, Inc. —

Diamond Management &

Class A†

20

161

Technology Consultants, Inc.

160

834

Healthcare Services Group†

10

152

Barrett Business Services, Inc.

70

828

Knoll, Inc.

10

122

Apogee Enterprises, Inc.†

49

792

Evergreen Solar, Inc.*†

10

97

Navigant Consulting, Inc.*

40

782

Total Industrials

277,342

Flow International Corp.*†

100

780

HEALTH CARE 6.7%

Alaska Air Group, Inc.*†

50

767

Hologic, Inc.*†

480

10,464

LSI Industries, Inc.

90

731

Illumina, Inc.*†

70

6,098

Coleman Cable Inc.*

70

722

BioMarin Pharmaceuticals,

Griffon Corp.*†

80

701

Inc.*†

205

5,941

Barnes Group, Inc.†

30

693

OSI Pharmaceuticals, Inc.*†

140

5,785

TAL International Group, Inc.

30

682

Perrigo Co.†

170

5,401

Pike Electric Corp.*

40

664

Inverness Medical Innovations,

LB Foster Co. — Class A*

20

664

Inc.*†

160

5,307

Dynamic Materials Corp.

20

659

Myriad Genetics, Inc.*†

110

5,007

American Commercial

Psychiatric Solutions, Inc.*†

130

4,919

Lines, Inc.*†

60

656

United Therapeutics Corp.*†

50

4,887

Raven Industries, Inc.†

20

656

Owens & Minor, Inc.†

100

4,569

Aecom Technology Corp.*

20

651

Cepheid, Inc.*†

150

4,218

Sun Hydraulics Corp.†

20

645

Bio-Rad Laboratories, Inc. —

Briggs & Stratton Corp.†

50

634

Class A*

50

4,044

First Advantage Corp. —

Parexel International Corp.*†

150

3,946

Class A*

40

634

Isis Pharmaceuticals, Inc.*†

274

3,735

Granite Construction, Inc.

20

631

NuVasive, Inc.*†

80

3,573

American Ecology Corp.

20

591

Amedisys, Inc.*†

70

3,529

Consolidated Graphics, Inc.*†

10

493

Martek Biosciences Corp.*†

100

3,371

IKON Office Solutions, Inc.

40

451

Medicines Co.*†

170

3,369

Geo Group, Inc.*†

20

450

Medicis Pharmaceutical Corp. —

Hudson Highland Group, Inc.*

40

419

Class A†

160

3,325

Preformed Line Products Co.

10

403

ArthroCare Corp.*†

80

3,265

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

45

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Meridian Bioscience, Inc.†

120

$

3,230

Align Technology, Inc.*†

160

$

1,678

AMERIGROUP Corp.*†

155

3,224

RTI Biologics, Inc.*†

190

1,663

Analogic Corp.

50

3,153

Affymetrix, Inc.*

160

1,646

Cubist Pharmaceuticals, Inc.*†

170

3,036

Computer Programs &

West Pharmaceutical

Systems, Inc.

90

1,560

Services, Inc.†

70

3,030

Immucor, Inc.*†

60

1,553

HealthExtras, Inc.*

100

3,014

Par Pharmaceutical Cos., Inc.*†

90

1,461

The Trizetto Group, Inc.*

140

2,993

Molina Healthcare, Inc.*†

60

1,460

Luminex Corp.*†

144

2,959

Mentor Corp.†

50

1,391

Alnylam Pharmaceuticals, Inc.*†

110

2,940

Cynosure, Inc.*

70

1,387

Alexion Pharmaceuticals, Inc.*†

40

2,900

Omnicell, Inc.*

100

1,318

Steris Corp.†

100

2,876

Cantel Medical Corp.*

130

1,316

Celera Corp.*

250

2,840

Emergent Biosolutions, Inc.*

129

1,281

Vital Signs, Inc.

50

2,839

American Medical Systems

Healthspring, Inc.*†

168

2,836

Holdings, Inc.*†

80

1,196

Auxilium Pharmaceuticals, Inc.*†

84

2,824

Medical Action Industries, Inc.*

114

1,182

AmSurg Corp.*†

115

2,800

Cross Country Healthcare, Inc.*

80

1,153

eResearch Technology, Inc.*

160

2,790

Magellan Health Services, Inc.*†

30

1,111

Alkermes, Inc.*†

225

2,781

Haemonetics Corp.*†

20

1,109

Eclipsys Corp.*†

150

2,754

Nighthawk Radiology

Phase Forward, Inc.*†

150

2,695

Holdings, Inc.*†

150

1,062

Zoll Medical Corp.*†

80

2,694

Varian, Inc.*

20

1,021

Conmed Corp.*†

100

2,655

Allscripts Healthcare

Sciele Pharma, Inc.*†

130

2,515

Solutions, Inc.*†

80

993

inVentiv Health, Inc.*†

90

2,501

Datascope Corp.†

20

940

Sun Healthcare Group, Inc.*†

180

2,410

Valeant Pharmaceuticals

Invacare Corp.†

115

2,351

International*†

54

924

Sirona Dental Systems, Inc.*†

90

2,333

Healthsouth Corp.*†

54

898

Apria Healthcare Group, Inc.*

120

2,327

HMS Holdings Corp.*

40

859

Natus Medical, Inc.*†

110

2,303

Symmetry Medical, Inc.*†

50

811

Bruker BioSciences Corp.*

175

2,249

Nektar Therapeutics*

240

804

Merit Medical Systems, Inc.*

150

2,205

Pozen, Inc.*†

70

762

Chemed Corp.†

60

2,197

Obagi Medical Products, Inc.*

89

761

Kendle International, Inc.*†

60

2,180

Regeneron

PharmaNet Development

Pharmaceuticals, Inc.*†

50

722

Group, Inc.*†

135

2,129

Dionex Corp.*†

10

664

Viropharma, Inc.*†

190

2,101

Geron Corp.*†

190

656

CryoLife, Inc.*

180

2,059

athenahealth, Inc.*†

20

615

Corvel Corp.*

60

2,032

American Dental Partners, Inc.*

50

594

AMN Healthcare Services, Inc.*

120

2,030

Conceptus, Inc.*†

30

555

Albany Molecular

Ariad Pharmaceuticals, Inc.*

230

552

Research, Inc.*

150

1,990

MannKind Corp.*†

180

540

Medarex, Inc.*†

300

1,983

Medcath Corp.*

30

539

SonoSite, Inc.*†

70

1,961

Savient Pharmaceuticals, Inc.*†

20

506

Angiodynamics, Inc.*

140

1,907

Air Methods Corp.*

20

500

Genoptix Inc.*†

60

1,893

Abaxis, Inc.*

20

483

Cypress Bioscience, Inc.*†

256

1,841

Emergency Medical Services

National Healthcare Corp.†

40

1,833

Corp. — Class A*†

20

453

Sunrise Senior Living, Inc.*

80

1,798

Alpharma, Inc. — Class A*†

20

451

SurModics, Inc.*†

40

1,794

OraSure Technologies, Inc.*†

120

449

Onyx Pharmaceuticals, Inc.*†

50

1,780

Universal American

Res-Care, Inc.*

100

1,778

Financial Corp.*

40

409

Bentley Pharmaceuticals, Inc.*

110

1,776

PSS World Medical, Inc.*

20

326

Healthways, Inc.*†

60

1,776

Orthofix International NV*†

10

290

Providence Service Corp.*†

80

1,689

Wright Medical Group, Inc.*†

10

284

46

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Cutera, Inc.*

20

$

181

FTD Group, Inc.

135

$

1,800

Dendreon Corp.*†

10

45

Town Sports International

Total Health Care

263,451

Holdings, Inc.*

190

1,775

CONSUMER DISCRETIONARY 5.8%

Tenneco, Inc.*†

130

1,759

Priceline.com, Inc.*†

70

8,082

Ethan Allen Interiors, Inc.†

70

1,722

DeVry, Inc.†

135

7,239

Perry Ellis International, Inc.*

80

1,698

Aeropostale, Inc.*†

160

5,013

Live Nation, Inc.*†

160

1,693

Chipotle Mexican Grill, Inc.*†

60

4,522

Spartan Motors, Inc.

225

1,681

Bally Technologies, Inc.*†

130

4,394

Gaylord Entertainment Co.*†

70

1,677

Strayer Education, Inc.

20

4,181

Sonic Automotive, Inc.†

130

1,676

Deckers Outdoor Corp.*

30

4,176

Red Robin Gourmet

Tupperware Brands Corp.†

120

4,106

Burgers, Inc.*†

60

1,664

Exide Technologies*†

230

3,855

Corinthian Colleges, Inc.*†

140

1,625

LKQ Corp.*†

210

3,795

Jo-Ann Stores, Inc.*†

70

1,612

Polaris Industries, Inc.†

90

3,634

Sotheby’s†

60

1,582

Jack in the Box, Inc.*

160

3,586

Pinnacle Entertainment, Inc.*†

150

1,573

Fossil, Inc.*†

120

3,488

Entravision Communications

Wolverine World Wide, Inc.†

130

3,467

Corp. — Class A*

380

1,528

WMS Industries, Inc.*†

110

3,275

Champion Enterprises, Inc.*†

260

1,521

J. Crew Group, Inc.*†

95

3,136

California Pizza Kitchen, Inc.*†

135

1,511

Scholastic Corp.*†

100

2,866

1-800-FLOWERS.com, Inc.*

230

1,483

Bob Evans Farms, Inc.†

100

2,860

99 Cents Only Stores*

220

1,452

Zale Corp.*†

150

2,833

thinkorswim Group, Inc.*†

205

1,445

Unifirst Corp.

60

2,680

Skyline Corp.

60

1,410

ArvinMeritor, Inc.†

210

2,621

Monro Muffler Brake, Inc.

90

1,394

Callaway Golf Co.

220

2,603

Hooker Furniture Corp.

80

1,386

Quiksilver, Inc.*†

260

2,553

Matthews International Corp. —

La-Z-Boy, Inc.†

330

2,524

Class A

30

1,358

Lear Corp.*

170

2,411

G-III Apparel Group Ltd.*

110

1,357

Furniture Brands

Stein Mart, Inc.†

294

1,326

International, Inc.†

180

2,405

Blyth, Inc.†

110

1,323

True Religion Apparel, Inc.*†

90

2,398

Beazer Homes USA, Inc.†

234

1,303

Charlotte Russe Holding, Inc.*

134

2,380

Men’s Wearhouse, Inc.†

80

1,303

Sauer, Inc.

75

2,336

Sinclair Broadcast Group, Inc. —

Iconix Brand Group, Inc.*†

190

2,295

Class A†

170

1,292

Buckle, Inc.

50

2,286

Marvel Entertainment, Inc.*†

40

1,286

Rent-A-Center, Inc.*†

110

2,263

American Greetings Corp. —

DineEquity, Inc.†

60

2,242

Class A

100

1,234

The Warnaco Group, Inc.*†

50

2,203

Christopher & Banks Corp.†

180

1,224

Dress Barn, Inc.*†

160

2,141

Volcom, Inc.*†

50

1,196

Valassis Communications, Inc.*†

170

2,128

Capella Education Co.*†

20

1,193

Netflix, Inc.*†

80

2,086

Collective Brands, Inc.*

100

1,163

Life Time Fitness, Inc.*†

70

2,068

Lululemon Athletica, Inc.*†

40

1,162

World Wrestling

American Axle & Manufacturing

Entertainment, Inc.

130

2,011

Holdings, Inc.†

140

1,119

P.F. Chang’s China Bistro, Inc.*†

90

2,011

M/I Homes, Inc.†

70

1,101

Cox Radio Inc. — Class A*

170

2,006

DSW, Inc.*†

90

1,060

Skechers U.S.A., Inc. —

Systemax, Inc.†

60

1,059

Class A*†

100

1,976

Steinway Musical

Texas Roadhouse, Inc.*†

220

1,973

Instruments, Inc.*

40

1,056

Haverty Furniture Cos., Inc.†

190

1,908

Cherokee, Inc.

50

1,007

Stoneridge, Inc.*

110

1,877

Arbitron, Inc.

20

950

Marcus Corp.

125

1,869

Genesco, Inc.*†

30

926

Superior Industries

Regis Corp.

34

896

International, Inc.†

110

1,857

Vail Resorts, Inc.*†

20

857

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

47

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Martha Stewart

Salem Communications Corp. —

Omnimedia, Inc.*†

115

$

851

Class A

60

$

118

Stage Stores, Inc.

70

817

NexCen Brands, Inc.*

210

118

Winnebago Industries, Inc.†

80

815

Big 5 Sporting Goods Corp.

10

76

Gymboree Corp.*

20

801

Standard-Pacific Corp.†

20

68

Cooper Tire & Rubber Co.†

100

784

Benihana, Inc.*

10

63

Overstock.com, Inc.*†

30

778

The Wet Seal, Inc. — Class A*†

10

48

Hayes Lemmerz

Total Consumer Discretionary

227,721

International, Inc.*

270

767

ENERGY 5.6%

Interactive Data Corp.†

30

754

Alpha Natural Resources, Inc.*

130

13,558

Buffalo Wild Wings, Inc.*†

30

745

PetroHawk Energy Corp.*

274

12,689

Charming Shoppes, Inc.*†

160

734

Whiting Petroleum Corp.*

90

9,547

Borders Group, Inc.†

120

720

Encore Acquisition Co.*†

120

9,023

O’Charleys, Inc.†

70

704

Comstock Resources, Inc.*

100

8,443

Triarc Cos., Inc. — Class B†

110

696

Penn Virginia Corp.†

100

7,542

Conn’s, Inc.*†

40

643

Atwood Oceanics, Inc.*

60

7,460

Sealy Corp.†

110

631

Mariner Energy, Inc.*†

190

7,024

Noble International Ltd.

140

626

Oil States International, Inc.*†

110

6,978

Group 1 Automotive, Inc.†

30

596

EXCO Resources, Inc.*†

160

5,906

McCormick & Schmick’s

Exterran Holdings, Inc.*†

80

5,719

Seafood Restaurants, Inc.*†

60

578

Swift Energy Co.*†

80

5,285

MarineMax, Inc.*†

80

574

IHS, Inc.*†

60

4,176

CSK Auto Corp.*

50

524

Carrizo Oil & Gas, Inc.*

60

4,085

Audiovox Corp. — Class A*

50

491

Atlas America, Inc.

90

4,054

Premier Exhibitions, Inc.*

100

454

Rosetta Resources, Inc.*

140

3,990

Fred’s, Inc.†

40

450

Hornbeck Offshore

Sonic Corp.*†

30

444

Services, Inc.*†

70

3,956

Pacific Sunwear of

Grey Wolf, Inc.*

430

3,883

California, Inc.*†

50

426

Crosstex Energy, Inc.†

110

3,813

Ruby Tuesday, Inc.†

70

378

Basic Energy Services, Inc.*†

120

3,780

CPI Corp.

20

375

Willbros Group, Inc.*†

85

3,724

Zumiez, Inc.*†

20

332

Hercules Offshore*†

90

3,422

Knology, Inc.*

30

330

McMoRan Exploration Co.*†

120

3,302

Tween Brands, Inc.*

20

329

Clayton Williams Energy, Inc.*†

30

3,298

Coinstar, Inc.*

10

327

Pioneer Drilling Co.*

175

3,292

Gaiam, Inc.*

20

270

Complete Production

Multimedia Games, Inc.*†

60

265

Services, Inc.*†

90

3,278

Core-Mark Holding Co., Inc.*

10

262

Warren Resources, Inc.*

210

3,083

Under Armour, Inc.*†

10

256

W-H Energy Services, Inc.*†

30

2,872

ATC Technology Corp.*†

10

233

Contango Oil & Gas Co.*

30

2,788

Citi Trends, Inc.*†

10

227

Nordic American Tanker

Aaron Rents, Inc.†

10

223

Shipping†

70

2,717

K12 Inc.*†

10

214

Arena Resources, Inc.*

50

2,641

Entercom Communications

Stone Energy Corp.*†

40

2,636

Corp.†

30

211

Gulfport Energy Corp.*†

155

2,553

Bon-Ton Stores, Inc.†

40

209

Trico Marine Services, Inc.*†

70

2,549

Krispy Kreme Doughnuts, Inc.*†

40

200

Matrix Service Co.*†

110

2,537

BJ’s Restaurants, Inc.*†

20

195

World Fuel Services Corp.†

110

2,413

MTR Gaming Group, Inc.*

40

191

PHI, Inc.*

60

2,410

CKX, Inc.*

20

175

Berry Petroleum Co. —

Finish Line, Inc. — Class A*

20

174

Class A†

40

2,355

Build-A-Bear Workshop, Inc.*

20

145

Harvest Natural

Retail Ventures, Inc.*

30

138

Resources, Inc.*†

210

2,323

Ambassadors International*

30

131

Bois d’Arc Energy, Inc.*

90

2,188

ATP Oil & Gas Corp.*†

50

1,973

48

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Gulf Island Fabrication, Inc.†

40

$

1,957

PolyOne Corp.*†

350

$

2,440

Petroquest Energy, Inc.*†

70

1,883

Glatfelter

180

2,432

Bill Barrett Corp.*†

30

1,782

Headwaters, Inc.*†

200

2,354

TXCO Resources, Inc.*

150

1,764

Stepan Co.

50

2,281

GulfMark Offshore, Inc.*

30

1,745

OM Group, Inc.*†

64

2,099

Newpark Resources, Inc.*

210

1,651

Hercules, Inc.

120

2,032

Allis-Chalmers Energy, Inc.*†

90

1,602

Century Aluminum Co.*†

30

1,995

BPZ Resources, Inc.*†

50

1,470

Wausau Paper Corp.

250

1,928

Vaalco Energy, Inc.*†

170

1,440

Coeur d’Alene Mines Corp.*†

605

1,755

Petroleum

Schweitzer-Mauduit

Development Corp.*†

20

1,330

International, Inc.

100

1,685

Dril-Quip, Inc.*

20

1,260

Koppers Holdings, Inc.

40

1,675

Oilsands Quest, Inc.*†

190

1,235

Neenah Paper, Inc.

100

1,671

Parallel Petroleum Corp.*†

60

1,208

Brush Engineered

General Maritime Corp.†

40

1,039

Materials, Inc.*

60

1,465

Delta Petroleum Corp.*†

40

1,021

W.R. Grace & Co.*†

60

1,409

GeoMet, Inc.*

95

901

Calgon Carbon Corp.*†

80

1,237

Lufkin Industries, Inc.

10

833

Buckeye Technologies, Inc.*

140

1,184

T-3 Energy Services, Inc. —

Innospec, Inc.†

60

1,129

Class A*†

10

795

Myers Industries, Inc.

135

1,100

International Coal

Sensient Technologies Corp.

30

845

Group, Inc.*†

60

783

LSB Industries, Inc.*†

40

792

USEC, Inc.*†

124

754

H.B. Fuller Co.†

35

785

Geokinetics, Inc.*

40

724

Silgan Holdings, Inc.†

15

761

ION Geophysical Corp.*†

40

698

Spartech Corp.

80

754

Uranium Resources, Inc.*†

140

517

Rockwood Holdings, Inc.*†

20

696

Bristow Group, Inc.*†

10

495

Hecla Mining Co.*†

50

463

Pacific Ethanol, Inc.*†

190

344

RTI International Metals, Inc.*

10

356

Ship Finance International Ltd.†

10

295

A.M. Castle & Co.

10

286

Union Drilling, Inc.*

10

217

Amcol International Corp.†

10

285

Double Hull Tankers, Inc.†

20

201

Georgia Gulf Corp.†

10

29

Energy Partners Ltd.*

10

149

Total Materials

111,810

Parker Drilling Co.*†

10

100

CONSUMER STAPLES 1.3%

VeraSun Energy Corp.*†

20

83

Flowers Foods, Inc.†

190

5,385

Evergreen Energy Inc.*

10

17

Central European

Total Energy

219,558

Distribution Corp.*†

60

4,449

MATERIALS 2.8%

Longs Drug Stores Corp.†

90

3,790

CF Industries Holdings, Inc.

100

15,280

Casey’s General Stores, Inc.

150

3,476

Terra Industries, Inc.†

180

8,883

Universal Corp.

70

3,165

Greif, Inc. — Class A†

80

5,122

Fresh Del Monte Produce, Inc.*

100

2,357

Olin Corp.†

190

4,974

Darling International, Inc.*†

140

2,313

Compass Minerals

Spartan Stores, Inc.†

100

2,300

International, Inc.

60

4,834

Winn-Dixie Stores, Inc.*†

140

2,243

Worthington Industries, Inc.

190

3,895

Alliance One

Schnitzer Steel Industries, Inc. —

International, Inc.*†

410

2,095

Class A

30

3,438

Sanderson Farms, Inc.†

60

2,071

Texas Industries, Inc.†

60

3,368

Nash Finch Co.†

60

2,056

AptarGroup, Inc.†

80

3,356

Cal-Maine Foods, Inc.†

60

1,979

NewMarket Corp.†

50

3,311

Ingles Markets, Inc. — Class A

80

1,866

Minerals Technologies, Inc.†

50

3,179

Farmer Brothers Co.†

80

1,692

Olympic Steel, Inc.†

40

3,037

Pilgrim’s Pride Corp.†

130

1,689

Ferro Corp.†

160

3,002

Pantry, Inc.*

150

1,599

Rock-Tenn Co. — Class A†

100

2,999

Ralcorp Holdings, Inc.*†

24

1,187

Kaiser Aluminum Corp.

50

2,676

Village Super Market

30

1,157

A. Schulman, Inc.†

110

2,533

J&J Snack Foods Corp.†

40

1,096

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

49

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Central Garden and Pet Co. —

Shenandoah

Class A*

260

$

1,066

Telecommunications Co.

140

$

1,823

Ruddick Corp.†

30

1,029

Syniverse Holdings, Inc.*†

110

1,782

Reddy Ice Holdings, Inc.†

50

684

Cbeyond, Inc.*†

90

1,442

Chattem, Inc.*†

10

651

Alaska Communications Systems

Jones Soda Co.*†

140

451

Group, Inc.†

110

1,313

Green Mountain Coffee

PAETEC Holding Corp.*†

200

1,270

Roasters, Inc.*†

10

376

SureWest Communications

130

1,096

Synutra International, Inc.*†

10

323

Rural Cellular Corp. —

Hain Celestial Group, Inc.*

10

235

Class A*†

10

445

American Oriental

General Communication, Inc. —

Bioengineering, Inc.*

20

197

Class A*

20

137

Chiquita Brands

Virgin Mobile USA, Inc. —

International, Inc.*†

10

152

Class A*†

20

55

MGP Ingredients, Inc.

10

58

Total Telecommunication Services

29,541

Total Consumer Staples

53,187

Total Common Stocks

UTILITIES 1.2%

(Cost $1,763,437)

1,878,620

Nicor, Inc.†

110

4,685

SECURITIES LENDING COLLATERAL 21.4%

Cleco Corp.†

160

3,733

Mount Vernon Securities

Unisource Energy Corp.†

110

3,411

Lending Trust Prime

Aquila, Inc.*†

900

3,393

Portfolio (Note 9)

845,476

845,476

NorthWestern Corp.†

130

3,304

Total Securities Lending Collateral

Laclede Group, Inc.

70

2,826

(Cost $845,476)

845,476

UIL Holding Corp.†

90

2,647

Mge Energy, Inc.

80

2,609

FACE

ITC Holdings Corp.

50

2,555

AMOUNT

CH Energy Group, Inc.†

70

2,490

REPURCHASE AGREEMENTS 35.2%

Westar Energy, Inc.†

100

2,151

Repurchase Agreements (Note 5)

Piedmont Natural Gas Co.†

80

2,093

Mizuho Financial Group, Inc.

New Jersey Resources Corp.†

60

1,959

issued 06/30/08 at 1.75%

Central Vermont Public

due 07/01/08

$348,994

348,994

Service Corp.

90

1,743

UBS Financial Services, Inc.

PNM Resources, Inc.†

130

1,555

issued 06/30/08 at 1.74%

WGL Holdings, Inc.†

40

1,390

due 07/01/08

348,994

348,994

IDACORP, Inc.†

30

867

Morgan Stanley issued 06/30/08

Black Hills Corp.

25

801

at 1.70% due 07/01/08

348,994

348,994

Southwest Gas Corp.

20

595

Lehman Brothers Holdings, Inc.

Northwest Natural Gas Co.

10

463

issued 06/30/08 at 0.25%

Avista Corp.†

20

429

due 07/01/08

345,633

345,633

Allete, Inc.†

10

420

South Jersey Industries, Inc.†

10

374

Total Repurchase Agreements

El Paso Electric Co.*†

10

198

(Cost $1,392,615)

1,392,615

Total Utilities

46,691

Total Investments 104.1%

(Cost $4,001,528)

$4,116,711

TELECOMMUNICATION SERVICES 0.7%

tw telecom Inc.*

320

5,130

Liabilities in Excess of

Premiere Global Services, Inc.*†

210

3,062

Other Assets – (4.1)%

$

(162,997)

NTELOS Holdings Corp.

100

2,537

Net Assets – 100.0%

$3,953,714

Cincinnati Bell, Inc.*†

630

2,508

iPCS, Inc. — Class A*

80

2,370

Consolidated Communications

Holdings, Inc.†

154

2,293

Cogent Communications

Group, Inc.*†

170

2,278

50

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

RUSSELL 2000® 2x STRATEGY FUND

UNREALIZED

CONTRACTS

LOSS

FUTURES CONTRACTS PURCHASED

September 2008 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $1,310,810)

19

$

(46,486)

UNITS

EQUITY INDEX SWAP AGREEMENTS

Credit Suisse Capital, LLC

August 2008 Russell 2000 Index

Swap, Terminating 08/18/08**

(Notional Market Value

$1,843,040)

2,672

$

(48,500)

Goldman Sachs International

June 2008 Russell 2000 Index Swap,

Terminating 06/30/08**

(Notional Market Value

$2,863,830)

4,153

(105,933)

(Total Notional Market

Value $4,706,870)

$

(154,433)

*

Non-Income Producing Security.

**

Total Return based on Russell 2000 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at June 30, 2008 – See Note 9.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

51

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 69.3%

Triquint Semiconductor, Inc.*†

2,336

$

14,156

SYNNEX Corp.*†

550

13,799

INFORMATION TECHNOLOGY 12.8%

United Online, Inc.†

1,370

13,741

Flir Systems, Inc.*†

1,026

$

41,625

Manhattan Associates, Inc.*†

577

13,692

Equinix, Inc.*†

444

39,614

S1 Corp.*

1,800

13,626

Itron, Inc.*

377

37,078

TTM Technologies, Inc.*†

1,030

13,606

Sybase, Inc.*†

1,160

34,127

Electronics for Imaging, Inc.*†

930

13,578

Micros Systems, Inc.*†

1,040

31,710

Standard Microsystems

SAIC, Inc.*†

1,334

27,761

Corp.*†

500

13,575

Ansys, Inc.*†

546

25,728

Teletech Holdings, Inc.*

680

13,573

Anixter International, Inc.*†

427

25,402

Sapient Corp.*†

2,110

13,546

Polycom, Inc.*†

1,040

25,334

SYNTEL INC†

400

13,488

Jack Henry & Associates, Inc.†

1,130

24,453

ViaSat, Inc.*†

660

13,339

Skyworks Solutions, Inc.*†

2,470

24,379

Interwoven, Inc.*

1,100

13,211

Sohu.com, Inc.*†

340

23,950

Cognex Corp.

562

12,954

Parametric Technology Corp.*

1,350

22,504

L-1 Identity Solutions, Inc.*†

970

12,920

CACI International, Inc. —

Anadigics, Inc.*†

1,310

12,903

Class A*†

469

21,466

Zoran Corp.*

1,090

12,753

Perot Systems Corp. —

Micrel, Inc.†

1,390

12,718

Class A*†

1,380

20,714

OmniVision Technologies,

ON Semiconductor Corp.*†

2,234

20,486

Inc.*†

1,050

12,694

Plexus Corp.*†

740

20,483

Integral Systems, Inc.

328

12,694

Intermec, Inc.*

970

20,448

Arris Group, Inc.*

1,490

12,590

Informatica Corp.*†

1,340

20,154

JDA Software Group, Inc.*

690

12,489

Benchmark Electronics, Inc.*†

1,140

18,628

Quality Systems, Inc.†

420

12,298

VistaPrint Ltd.*†

694

18,571

Marchex, Inc.†

970

11,950

Plantronics, Inc.

820

18,302

Checkpoint Systems, Inc.*†

560

11,693

Mantech International Corp. —

Imation Corp.†

510

11,689

Class A*†

380

18,286

Tyler Technologies, Inc.*

860

11,670

Harmonic, Inc.*†

1,920

18,259

Entegris, Inc.*

1,767

11,574

Amkor Technology, Inc.*†

1,710

17,801

Methode Electronics, Inc. —

Concur Technologies, Inc.*†

533

17,712

Class A

1,100

11,495

SRA International, Inc. —

Monolithic Power

Class A*

760

17,070

Systems, Inc.*

530

11,459

EarthLink, Inc.*

1,950

16,867

CMGI, Inc.*

1,070

11,342

Blackbaud, Inc.†

780

16,692

Bankrate, Inc.*†

290

11,330

Avocent Corp.*†

880

16,368

Heartland Payment

Euronet Worldwide, Inc.*†

940

15,886

Systems, Inc.†

480

11,328

Nuance Communications,

Pericom Semiconductor

Inc.*†

1,001

15,686

Corp.*†

760

11,278

Cabot Microelectronics

DG FastChannel, Inc.*

650

11,212

Corp.*†

460

15,249

3Com Corp.*†

5,076

10,761

Silicon Image, Inc.*†

2,050

14,862

OSI SYSTEMS INC*

500

10,710

Net 1 UEPS Technologies, Inc.*

610

14,823

Take-Two Interactive

Scansource, Inc.*†

550

14,718

Software, Inc.*

417

10,663

Cybersource Corp.*†

870

14,555

Cass Information

SPSS, Inc.*†

400

14,548

Systems, Inc.†

330

10,570

Foundry Networks, Inc.*†

1,230

14,539

Cohu, Inc.

720

10,570

DTS, Inc. — Class A*

460

14,407

FEI Co.*†

456

10,388

Multi-Fineline Electronix,

Microsemi Corp.*

410

10,324

Inc.*†

520

14,388

InfoSpace, Inc.

1,210

10,079

ATMI, Inc.*†

510

14,239

Imergent, Inc.†

850

10,064

52

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

EMS Technologies, Inc.*

460

$

10,046

Cirrus Logic, Inc.*

936

$

5,204

Brightpoint, Inc.*†

1,350

9,855

Extreme Networks, Inc.*

1,821

5,172

Kulicke & Soffa

Ultra Clean Holdings*

640

5,094

Industries, Inc.*†

1,350

9,841

Digital River, Inc.*

130

5,015

RF Micro Devices, Inc.*†

3,380

9,802

ADTRAN, Inc.†

210

5,006

Oplink Communications, Inc.*

1,020

9,792

Opnext, Inc.*

920

4,950

Photronics, Inc.*†

1,350

9,504

Loral Space &

Radisys Corp.*

1,047

9,486

Communications, Inc.*

279

4,916

Blue Coat Systems, Inc.*†

670

9,454

Gartner, Inc. —

Radiant Systems, Inc.*

880

9,442

Class A*†

237

4,911

Eagle Test Systems, Inc.*

840

9,408

Exar Corp.*

640

4,826

CTS Corp.†

936

9,407

Comtech Telecommunications

ValueClick, Inc.*†

620

9,393

Corp.*

98

4,802

Novatel Wireless, Inc.*

843

9,383

Vignette Corp.*

400

4,800

Semitool, Inc.*

1,240

9,312

SI International, Inc.*

227

4,753

Super Micro Computer, Inc.*

1,250

9,225

Macrovision Solutions Corp.*†

300

4,488

Liquidity Services Inc.*

800

9,224

infoGROUP, Inc.

1,003

4,403

Technitrol, Inc.†

540

9,175

Network Equipment

Sycamore Networks, Inc.*

2,830

9,113

Technologies, Inc.*†

1,210

4,296

DSP Group, Inc.*

1,276

8,932

Synaptics, Inc.*†

110

4,150

Atheros

Harris Stratex Networks, Inc. —

Communications, Inc.*†

290

8,700

Class A*

430

4,081

Kenexa Corp. — Class A*†

450

8,478

Faro Technologies, Inc.*

160

4,027

Electro Scientific

DealerTrack Holdings, Inc.*†

279

3,937

Industries, Inc.*

593

8,403

Smith Micro Software, Inc.*

686

3,910

Ultratech, Inc.*

540

8,381

THQ, Inc.*†

180

3,647

Omniture, Inc.*

450

8,357

Advent Software, Inc.*†

100

3,608

Sigma Designs, Inc.*†

600

8,334

Intervoice, Inc.*

620

3,534

Mentor Graphics Corp.*†

520

8,216

Trident Microsystems, Inc.*

950

3,468

PMC - Sierra, Inc.*†

1,060

8,109

Vasco Data Security

Sonus Networks, Inc.*†

2,370

8,105

International*†

300

3,159

SonicWALL, Inc.*

1,244

8,024

TheStreet.com, Inc.†

480

3,125

CNET Networks, Inc.*

690

7,928

LivePerson, Inc.*

1,090

3,063

MicroStrategy, Inc. — Class A*

120

7,770

Perficient, Inc.*†

310

2,995

iGate Corp.*

940

7,642

KEMET Corp.*†

880

2,851

Epicor Software Corp.*†

1,076

7,435

MercadoLibre, Inc.*†

80

2,759

Gerber Scientific, Inc.*†

630

7,169

Wright Express Corp.*

110

2,728

j2 Global

Emulex Corp.*

220

2,563

Communications, Inc.*†

310

7,130

Progress Software Corp.*†

100

2,557

Ness Technologies, Inc.*

630

6,376

Blackboard, Inc.*†

60

2,294

Art Technology Group, Inc.*

1,970

6,304

Immersion Corp.*

300

2,043

Wind River Systems, Inc.*†

570

6,207

Rofin-Sinar Technologies, Inc.*

66

1,993

Intevac, Inc.*†

550

6,204

Global Cash Access

TIBCO Software, Inc.*†

800

6,120

Holdings, Inc.*

290

1,989

Adaptec, Inc.*

1,830

5,856

MKS Instruments, Inc.*†

90

1,971

Netgear, Inc.*

416

5,766

Internap Network

Hittite Microwave Corp.*

160

5,699

Services Corp.*

420

1,966

Mattson Technology, Inc.*

1,180

5,617

Taleo Corp.*†

100

1,959

MAXIMUS, Inc.†

157

5,467

Ariba, Inc.*

130

1,912

Volterra Semiconductor

LoopNet, Inc.*†

160

1,808

Corp.*

316

5,454

InterDigital, Inc.*

70

1,702

Rimage Corp.*

427

5,291

Cavium Networks, Inc.*†

80

1,680

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

53

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Littelfuse, Inc.*

50

$

1,578

First Industrial Realty

CPI International, Inc.*

128

1,574

Trust, Inc.†

700

$

19,229

Semtech Corp.*†

110

1,548

Max Capital Group Ltd.†

900

19,197

Synchronoss

International Bancshares

Technologies, Inc.*†

167

1,508

Corp.†

848

18,122

Tessera Technologies, Inc.*

90

1,473

Extra Space Storage, Inc.†

1,140

17,510

Interactive Intelligence, Inc.*

123

1,432

Eastgroup Properties, Inc.†

406

17,417

CSG Systems

Susquehanna Bancshares, Inc.†

1,264

17,304

International, Inc.*

126

1,389

DiamondRock Hospitality Co.†

1,540

16,771

Quest Software, Inc.*†

90

1,333

Cash America

Formfactor, Inc.*†

70

1,290

International, Inc.†

530

16,430

SiRF Technology

Sunstone Hotel Investors, Inc.

987

16,384

Holdings, Inc.*

250

1,080

LaSalle Hotel Properties

650

16,334

Lawson Software, Inc.*

140

1,018

Greenhill & Co., Inc.†

300

16,158

Limelight Networks Inc.*

266

1,016

PS Business Parks, Inc.†

307

15,841

AsiaInfo Holdings, Inc.*

80

946

Lexington Realty Trust†

1,160

15,811

ExlService Holdings, Inc.*†

65

912

Delphi Financial Group, Inc. —

PC Connection, Inc.*

90

838

Class A†

670

15,504

TiVo, Inc.*

90

555

Stifel Financial Corp.*

450

15,475

Advanced Analogic

National Financial

Technologies, Inc.*

130

537

Partners Corp.†

710

14,072

Tekelec*

30

441

Digital Realty Trust, Inc.†

340

13,909

Ultimate Software

Safety Insurance Group, Inc.†

390

13,903

Group, Inc.*

10

356

Ezcorp, Inc. — Class A*

1,066

13,592

Gevity HR, Inc.

46

247

Cedar Shopping

Rackable Systems, Inc.*

10

134

Centers, Inc.†

1,146

13,431

Total Information Technology

1,969,620

TrustCo Bank Corp.†

1,750

12,985

FINANCIALS 11.4%

Park National Corp.†

240

12,936

Nationwide Health

IBERIABANK Corp.†

290

12,896

Properties, Inc.†

1,157

36,434

United Fire & Casualty Co.†

470

12,657

Realty Income Corp.†

1,300

29,588

Acadia Realty Trust†

540

12,501

Waddell & Reed Financial, Inc. —

Alternative Asset Management

Class A†

800

28,008

Acquisition Corp.*†

1,340

12,462

Knight Capital Group, Inc. —

NorthStar Realty

Class A*†

1,430

25,711

Finance Corp.†

1,470

12,230

Senior Housing Properties

FelCor Lodging Trust, Inc.†

1,160

12,180

Trust†

1,290

25,194

Banco Latinoamericano de

Platinum Underwriters

Exportaciones SA

750

12,143

Holdings Ltd.†

710

23,153

First Financial Corp.†

396

12,122

National Retail Properties, Inc.†

1,070

22,363

World Acceptance Corp.*†

360

12,121

NewAlliance Bancshares, Inc.†

1,760

21,965

Strategic Hotels & Resorts, Inc.

1,280

11,994

IPC Holdings Ltd.†

827

21,957

Ramco-Gershenson

Alexandria Real Estate

Properties Trust

560

11,502

Equities, Inc.†

220

21,415

Glacier Bancorp, Inc.†

710

11,353

Entertainment Properties

SeaBright Insurance

Trust†

430

21,259

Holdings, Inc.*

780

11,294

Montpelier Re Holdings Ltd.

1,440

21,240

Navigators Group, Inc.*†

206

11,134

Mid-America Apartment

NTR Acquisition Co.*†

1,150

11,132

Communities, Inc.†

400

20,416

Resource America, Inc. —

Aspen Insurance Holdings Ltd.

850

20,119

Class A

1,180

10,998

Post Properties, Inc.†

660

19,635

Ashford Hospitality Trust, Inc.

2,380

10,996

Healthcare Realty Trust, Inc.†

811

19,277

54

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Universal Health Realty

United Bankshares, Inc.†

350

$

8,033

Income Trust

366

$

10,980

Berkshire Hills Bancorp, Inc.†

337

7,970

United America Indemnity

Green Bankshares, Inc.†

564

7,907

Ltd. — Class A*

820

10,963

Dollar Financial Corp.*

516

7,797

Presidential Life Corp.

710

10,948

West Coast Bancorp†

895

7,760

Sovran Self Storage, Inc.†

260

10,806

Argo Group International

Tower Group, Inc.

500

10,595

Holdings Ltd.*

230

7,719

Urstadt Biddle Properties, Inc.

720

10,555

Meadowbrook Insurance

Prospect Capital Corp.†

800

10,544

Group, Inc.

1,450

7,685

Hercules Technology

Boston Private Financial

Growth Capital, Inc.

1,180

10,537

Holdings, Inc.†

1,334

7,564

Sterling Bancshares, Inc.†

1,136

10,326

Assured Guaranty Ltd.†

420

7,556

Compass Diversified Trust

900

10,287

FirstMerit Corp.†

458

7,470

Harleysville National Corp.

916

10,223

Frontier Financial Corp.†

870

7,412

Mission West Properties

930

10,193

Westamerica Bancorporation†

140

7,363

CNA Surety Corp.*

802

10,137

ProAssurance Corp.*†

153

7,361

Kite Realty Group Trust

810

10,125

Home Properties, Inc.†

150

7,209

Odyssey Re Holdings Corp.

280

9,940

Prosperity Bancshares, Inc.†

260

6,950

Pacific Capital Bancorp†

720

9,922

SVB Financial Group*†

140

6,735

Donegal Group, Inc. — Class A

620

9,839

Columbia Banking

Chemical Financial Corp.†

480

9,792

Systems, Inc.

347

6,708

Hersha Hospitality Trust

1,285

9,702

Phoenix Cos., Inc.

863

6,567

Apollo Investment Corp.†

674

9,658

United Community

Highwoods Properties, Inc.

307

9,646

Banks, Inc.†

740

6,312

Tanger Factory Outlet

UMB Financial Corp.†

121

6,204

Centers, Inc.†

268

9,629

Glimcher Realty Trust

550

6,149

Getty Realty Corp.†

660

9,511

Education Realty Trust, Inc.

520

6,058

Associated Estates Realty

Independent Bank Corp.†

1,510

6,040

Corp.

887

9,500

Winthrop Realty Trust

1,666

5,998

Saul Centers, Inc.

200

9,398

Washington Real Estate

Univest Corp. of Pennsylvania

470

9,334

Investment Trust†

190

5,710
First Community

PennantPark Investment Corp.

790

5,696

Bancshares, Inc.

330

9,306

First Bancorp†

450

5,688

Oriental Financial Group

650

9,269

Grubb & Ellis Co.†

1,460

5,621

Cathay General Bancorp†

836

9,087

Evercore Partners, Inc. —

BioMed Realty Trust, Inc.

370

9,076

Class A

590

5,605

Agree Realty Corp.

410

9,041

RAIT Financial Trust†

740

5,491

National Penn

WesBanco, Inc.

320

5,488

Bancshares, Inc.†

660

8,765

Anthracite Capital, Inc.†

763

5,372

National Health

Provident Financial

Investors, Inc.†

307

8,753

Services, Inc.

380

5,324

Umpqua Holding Corp.†

720

8,734

First Niagara Financial

First Merchants Corp.

480

8,712

Group, Inc.

410

5,273

PHH Corp.*

567

8,703

American Campus

Renasant Corp.

590

8,691

Communities, Inc.

186

5,178

Potlatch Corp.†

190

8,573

1st Source Corp.

320

5,152

GFI Group, Inc.†

950

8,560

Corporate Office Properties

Advance America Cash

Trust SBI†

150

5,150

Advance Centers, Inc.†

1,676

8,514

Sierra Bancorp†

310

5,115

optionsXpress Holdings, Inc.†

380

8,489

Advanta Corp.

800

5,032

DCT Industrial Trust, Inc.†

990

8,197

Kohlberg Capital Corp.†

500

5,000

Santander BanCorp

767

8,138

First Bancorp Puerto Rico†

770

4,882

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

55

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Zenith National

Avatar Holdings Inc.*

70

$

2,120

Insurance Corp.

138

$

4,852

Harleysville Group, Inc.

62

2,097

Parkway Properties, Inc.†

140

4,722

Amcore Financial, Inc.†

335

1,896

Texas Capital

Cousins Properties, Inc.

80

1,848

Bancshares, Inc.*

290

4,640

Irwin Financial Corp.†

680

1,829

CompuCredit Corp.*†

760

4,560

Ares Capital Corp.

180

1,814

Federal Agricultural

Asta Funding, Inc.†

200

1,812

Mortgage Corp.

180

4,460

United Security Bancshares†

123

1,788

Central Pacific

AmericanWest Bancorp

756

1,716

Financial Corp.†

396

4,221

City Bank†

170

1,462

Hallmark Financial

Trustmark Corp.†

70

1,236

Services, Inc.*

429

4,148

First Potomac Realty Trust

70

1,067

South Financial Group, Inc.†

1,050

4,116

LTC Properties, Inc.†

40

1,022

Interactive Brokers

MarketAxess Holdings, Inc.*†

120

907

Group, Inc. — Class A*†

120

3,856

Equity Lifestyle Properties, Inc.

20

880

CapLease, Inc.†

500

3,745

Primus Guaranty Ltd.*

300

873

First South Bancorp, Inc.†

290

3,735

Community Bancorp*†

150

752

Royal Bancshares of

Citizens Banking Corp.†

250

705

Pennsylvania, Inc. — Class A†

396

3,726

Triad Guaranty, Inc.*†

668

695

Sanders Morris Harris Group Inc.†

540

3,661

Newcastle Investment Corp.†

80

561

Hilb Rogal & Hobbs Co.

80

3,477

Franklin Bank Corp.*†

860

525

Security Bank Corp.†

593

3,475

RLI Corp.†

10

495

eHealth, Inc.*

190

3,355

First Financial Bankshares, Inc.†

10

458

Capitol Bancorp, Ltd.

370

3,319

Anworth Mortgage Asset Corp.

70

456

Maguire Properties, Inc.†

270

3,286

MB Financial Corp.

20

449

Hanmi Financial Corp.

614

3,199

Great Southern Bancorp, Inc.†

40

325

MFA Mortgage Investments, Inc.

490

3,195

Provident Bankshares Corp.†

50

319

Thomas Weisel Partners

QC Holdings, Inc.†

40

312

Group, Inc.*

560

3,063

Capital Corp of the West

80

304

Bancfirst Corp.

70

2,996

Inland Real Estate Corp.†

20

288

UCBH Holdings, Inc.†

1,330

2,993

Centerline Holding Co.†

140

234

FNB Corp.†

248

2,921

LandAmerica Financial

Integra Bank Corp.

370

2,897

Group, Inc.†

10

222

Omega Healthcare

Stewart Information

Investors, Inc.

170

2,831

Services Corp.

10

193

Old National Bancorp†

180

2,567

PFF Bancorp, Inc.†

177

191

BankAtlantic Bancorp, Inc. —

FX Real Estate and

Class A†

1,440

2,534

Entertainment, Inc.*

70

133

First Midwest Bancorp, Inc.†

131

2,443

Bankunited Financial Corp. —

U-Store-It Trust

200

2,390

Class A†

130

125

Hancock Holding Co.†

60

2,357

FBR Capital Markets Corp.*

20

101

First State Bancorporation

427

2,349

TierOne Corp.†

20

92

Portfolio Recovery

Total Financials

1,759,125

Associates, Inc.*†

62

2,325

INDUSTRIALS 10.1%

Sterling Savings Bank†

556

2,302

Bucyrus International, Inc. —

Imperial Capital Bancorp, Inc.

400

2,292

Class A†

840

61,337

Midwest Banc Holdings, Inc.

470

2,289

Walter Industries, Inc.†

410

44,596

Franklin Street Properties

Energy Conversion

Corp., Inc.

180

2,275

Devices, Inc.*†

530

39,029

Selective Insurance

Wabtec Corp.

664

32,284

Group, Inc.†

120

2,251

Watson Wyatt & Co. Holdings†

565

29,883

FCStone Group, Inc.*†

80

2,234

Acuity Brands, Inc.†

570

27,406

56

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

FTI Consulting, Inc.*†

398

$

27,247

Perini Corp.*†

360

$

11,898

Valmont Industries, Inc.

260

27,115

Encore Wire Corp.†

552

11,697

Curtiss-Wright Corp.†

600

26,844

Beacon Roofing Supply, Inc.*†

1,096

11,629

EMCOR Group, Inc.*†

930

26,533

Hexcel Corp.*†

600

11,580

Teledyne Technologies, Inc.*

490

23,907

Columbus McKinnon Corp. —

Belden, Inc.†

660

22,361

Class A*

480

11,558

Orbital Sciences Corp.*†

900

21,204

Robbins & Myers, Inc.†

230

11,470

Esterline Technologies

CoStar Group, Inc.*†

257

11,424

Corp.*†

427

21,034

Gorman-Rupp Co.†

280

11,155

Regal-Beloit Corp.†

490

20,702

Horizon Lines, Inc. — Class A†

1,110

11,044

Eagle Bulk Shipping Inc.†

690

20,403

CDI Corp.†

427

10,863

Genco Shipping &

Altra Holdings, Inc.*

640

10,758

Trading Ltd.

300

19,560

Standex International Corp.

510

10,577

Mueller Industries, Inc.†

600

19,320

Wabash National Corp.†

1,366

10,327

Superior Essex, Inc.*

425

18,968

On Assignment, Inc.*

1,276

10,234

ABM Industries, Inc.†

817

18,178

Bowne & Co., Inc.†

800

10,200

MPS Group, Inc.*†

1,710

18,177

Lindsay Manufacturing Co.†

120

10,196

Herman Miller, Inc.†

730

18,170

Administaff, Inc.†

357

9,957

Applied Industrial

Spherion Corp.*

2,153

9,947

Technologies, Inc.†

730

17,644

Michael Baker Corp.*†

450

9,846

GrafTech International Ltd.*†

650

17,439

Clarcor, Inc.†

280

9,828

Watsco, Inc.†

410

17,138

ESCO Technologies, Inc.*†

206

9,666

Actuant Corp. — Class A†

540

16,929

Waste Services Inc.*

1,360

9,574

Pacer International, Inc.†

770

16,563

SYKES Enterprises, Inc.*†

500

9,430

Ameron International Corp.

126

15,117

American Superconductor

Arkansas Best Corp.†

405

14,839

Corp.*†

257

9,213

M&F Worldwide Corp.*†

367

14,427

Volt Information

School Specialty, Inc.*†

470

13,973

Sciences, Inc.*†

750

8,932

Nordson Corp.†

190

13,849

American Railcar

Comfort Systerms USA, Inc.†

1,020

13,709

Industries, Inc.†

530

8,893

Triumph Group, Inc.†

290

13,659

American Reprographics

Mastec, Inc.*

1,270

13,538

Co.*†

533

8,874

Federal Signal Corp.†

1,110

13,320

Dycom Industries, Inc.*†

610

8,857

Gibraltar Industries, Inc.

826

13,191

Kaman Corp. — Class A

370

8,421

G & K Services, Inc. —

Celadon Group, Inc.*

820

8,192

Class A†

427

13,006

Brady Corp. — Class A†

235

8,115

HUB Group, Inc. — Class A*†

380

12,969

AAR Corp.*†

590

7,983

Argon ST, Inc.*

520

12,896

TBS International Ltd. —

Atlas Air Worldwide

Class A*†

190

7,590

Holdings Co., Inc.*

260

12,860

Titan International, Inc.

200

7,124

Astec Industries, Inc.*†

400

12,856

Schawk, Inc.

556

6,666

Tecumseh Products Co. —

Baldor Electric Co.†

190

6,646

Class A*

390

12,784

Houston Wire & Cable Co.†

330

6,567

Middleby Corp.*†

290

12,734

II-VI, Inc.*†

184

6,425

Woodward Governor Co.†

357

12,731

Kaydon Corp.

120

6,169

Cenveo, Inc.*†

1,290

12,603

Moog, Inc. — Class A*†

160

5,958

Waste Connections, Inc.*†

390

12,453

Republic Airways

Universal Forest

Holdings, Inc.*†

660

5,716

Products, Inc.†

412

12,344

Polypore International, Inc.*

220

5,573

Viad Corp.

470

12,121

Cubic Corp.

250

5,570

Interface, Inc. — Class A

960

12,029

Greenbrier Cos., Inc.†

270

5,481

Chart Industries, Inc.*

246

11,965

NCI Building Systems, Inc.*†

147

5,399

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

57

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Deluxe Corp.

300

$

5,346

Taser International, Inc.*

250

$

1,248

JetBlue Airways Corp.*†

1,330

4,961

Mobile Mini, Inc.*†

62

1,240

Diamond Management &

ICT Group, Inc.*

140

1,148

Technology Consultants, Inc.

940

4,897

SkyWest, Inc.

90

1,139

Apogee Enterprises, Inc.†

300

4,848

Mueller Water Products,

Insteel Industries, Inc.

260

4,761

Inc. — Class A

120

968

Tetra Tech, Inc.*†

210

4,750

Orion Energy Systems Inc.*†

90

900

Barrett Business Services, Inc.

390

4,614

AirTran Holdings, Inc.*†

440

898

Navigant Consulting, Inc.*

230

4,499

Albany International

Flow International Corp.*†

570

4,446

Corp. — Class A

30

870

Coleman Cable Inc.*

427

4,407

Healthcare Services Group†

50

761

Sun Hydraulics Corp.†

130

4,195

United Stationers, Inc.*†

20

739

Pike Electric Corp.*

250

4,153

Resources Connection, Inc.

20

407

LB Foster Co. — Class A*

125

4,150

Evergreen Solar, Inc.*†

40

388

Alaska Air Group, Inc.*†

268

4,111

Knoll, Inc.

30

365

LSI Industries, Inc.

500

4,060

Old Dominion Freight

American Commercial

Line, Inc.*†

10

300

Lines, Inc.*†

370

4,044

Heartland Express, Inc.†

20

298

Briggs & Stratton Corp.†

310

3,931

COMSYS IT Partners, Inc.*

20

182

Barnes Group, Inc.†

170

3,925

Gencorp, Inc.*†

20

143

Aecom Technology Corp.*

120

3,904

Total Industrials

1,553,721

Consolidated Graphics, Inc.*†

79

3,892

HEALTH CARE 9.8%

Griffon Corp.*†

440

3,854

Hologic, Inc.*†

2,772

60,430

First Advantage Corp. —

Illumina, Inc.*†

400

34,844

Class A*

218

3,455

OSI Pharmaceuticals, Inc.*†

800

33,056

TAL International Group, Inc.

150

3,411

BioMarin Pharmaceuticals,

Granite Construction, Inc.†

107

3,374

Inc.*†

1,136

32,921

Raven Industries, Inc.†

100

3,278

Perrigo Co.†

1,000

31,770

Preformed Line Products Co.†

80

3,225

Inverness Medical

Dynamic Materials Corp.

90

2,966

Innovations, Inc.*†

940

31,180

American Ecology Corp.

100

2,953

United Therapeutics Corp.*

310

30,302

Team, Inc.*

80

2,746

Psychiatric Solutions, Inc.*†

760

28,758

Genesee & Wyoming, Inc. —

Myriad Genetics, Inc.*†

597

27,175

Class A*

80

2,722

Owens & Minor, Inc.†

580

26,500

Hudson Highland Group, Inc.*

250

2,618

Cepheid, Inc.*†

890

25,027

Mine Safety Appliances Co.†

65

2,599

Parexel International Corp.*

894

23,521

IKON Office Solutions, Inc.

220

2,482

Bio-Rad Laboratories, Inc. —

Geo Group, Inc.*

110

2,475

Class A*

278

22,487

H&E Equipment Services,

NuVasive, Inc.*†

480

21,437

Inc.*†

199

2,392

Isis Pharmaceuticals, Inc.*†

1,570

21,399

Heico Corp.†

70

2,278

Amedisys, Inc.*†

420

21,176

Clean Harbors, Inc.*†

30

2,132

Medicis Pharmaceutical Corp. —

Kforce, Inc.*

240

2,038

Class A†

917

19,055

Otter Tail Power Co.†

50

1,942

Medicines Co.*†

950

18,829

Ceradyne, Inc.*†

50

1,715

Martek Biosciences Corp.*†

550

18,540

Stanley, Inc.*

50

1,676

ArthroCare Corp.*†

450

18,364

TrueBlue, Inc.*

126

1,664

West Pharmaceutical

Forward Air Corp.

40

1,384

Services, Inc.†

423

18,307

Force Protection, Inc.*†

410

1,357

Cubist Pharmaceuticals, Inc.*†

997

17,806

Pinnacle Airlines Corp.*†

427

1,349

HealthExtras, Inc.*

590

17,783

Allegiant Travel Co.*

70

1,301

Meridian Bioscience, Inc.†

660

17,767

Knight Transportation, Inc.†

70

1,281

AMERIGROUP Corp.*†

846

17,597

58

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

The Trizetto Group, Inc.*†

820

$

17,532

RTI Biologics, Inc.*†

1,078

$

9,432

Alnylam Pharmaceuticals,

SurModics, Inc.*†

210

9,416

Inc.*†

630

16,840

Computer Programs &

Alexion Pharmaceuticals,

Systems, Inc.

530

9,185

Inc.*†

230

16,675

Providence Service Corp.*†

430

9,077

Analogic Corp.

260

16,398

Immucor, Inc.*†

330

8,540

eResearch Technology, Inc.*

940

16,394

Cynosure, Inc.*

427

8,463

Celera Corp.*

1,440

16,358

Par Pharmaceutical Cos., Inc.*†

520

8,440

Steris Corp.†

560

16,106

Mentor Corp.†

280

7,790

Healthspring, Inc.*†

951

16,053

Molina Healthcare, Inc.*†

320

7,789

Luminex Corp.*†

780

16,029

Emergent Biosolutions, Inc.*

760

7,547

Auxilium

Cantel Medical Corp.*

730

7,388

Pharmaceuticals, Inc.*†

470

15,801

Omnicell, Inc.*

550

7,249

Eclipsys Corp.*†

860

15,790

Cross Country

Conmed Corp.*†

580

15,399

Healthcare, Inc.*

480

6,917

AmSurg Corp.*

630

15,340

Varian, Inc.*

130

6,638

Vital Signs, Inc.

270

15,331

Datascope Corp.

140

6,580

Alkermes, Inc.*†

1,240

15,326

American Medical

Phase Forward, Inc.*†

830

14,915

Systems Holdings, Inc.*†

430

6,429

Zoll Medical Corp.*†

440

14,815

Medical Action

inVentiv Health, Inc.*†

530

14,729

Industries, Inc.*

610

6,326

Sciele Pharma, Inc.*

740

14,319

Nighthawk Radiology

Sun Healthcare Group, Inc.*†

1,010

13,524

Holdings, Inc.*†

866

6,131

Natus Medical, Inc.*†

640

13,402

Allscripts Healthcare

Kendle International, Inc.*†

360

13,079

Solutions, Inc.*

467

5,795

Apria Healthcare

Haemonetics Corp.*†

100

5,546

Group, Inc.*†

670

12,991

Dionex Corp.*†

80

5,310

Bruker BioSciences Corp.*

990

12,721

Magellan Health

Sirona Dental Systems, Inc.*†

490

12,701

Services, Inc.*†

140

5,184

Invacare Corp.†

620

12,673

Healthsouth Corp.*†

300

4,989

Merit Medical Systems, Inc.*

860

12,642

Valeant Pharmaceuticals

Chemed Corp.†

340

12,447

International*†

290

4,962

PharmaNet Development

HMS Holdings Corp.*

227

4,874

Group, Inc.*†

773

12,190

Symmetry Medical, Inc.*†

300

4,866

AMN Healthcare

Nektar Therapeutics*

1,400

4,690

Services, Inc.*†

703

11,895

Obagi Medical

Viropharma, Inc.*†

1,060

11,724

Products, Inc.*†

536

4,583

CryoLife, Inc.*

1,014

11,600

Regeneron

Medarex, Inc.*†

1,700

11,237

Pharmaceuticals, Inc.*†

308

4,448

Albany Molecular

athenahealth, Inc.*†

140

4,306

Research, Inc.*

840

11,147

Pozen, Inc.*†

395

4,298

Onyx Pharmaceuticals, Inc.*†

310

11,036

Geron Corp.*†

1,110

3,830

National Healthcare Corp.†

240

10,999

American Dental

Healthways, Inc.*†

370

10,952

Partners, Inc.*†

310

3,680

Corvel Corp.*

320

10,838

Medcath Corp.*

203

3,650

Cypress Bioscience, Inc.*†

1,486

10,684

Savient Pharmaceuticals,

Angiodynamics, Inc.*

780

10,624

Inc.*†

130

3,289

Sunrise Senior Living, Inc.*

470

10,566

Ariad Pharmaceuticals, Inc.*

1,320

3,168

SonoSite, Inc.*†

377

10,560

Conceptus, Inc.*†

167

3,088

Res-Care, Inc.*

590

10,490

MannKind Corp.*†

1,020

3,060

Genoptix Inc.*†

330

10,411

Air Methods Corp.*

120

3,000

Bentley Pharmaceuticals, Inc.*

640

10,336

Abaxis, Inc.*

124

2,992

Align Technology, Inc.*†

930

9,756

OraSure Technologies, Inc.*†

703

2,629

Affymetrix, Inc.*

940

9,673

Alpharma, Inc. — Class A*†

116

2,613

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

59

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Emergency Medical Services

World Wrestling

Corp. — Class A*†

100

$

2,263

Entertainment, Inc.

750

$

11,603

Universal American

Life Time Fitness, Inc.*†

390

11,525

Financial Corp.*

210

2,146

Texas Roadhouse, Inc.*†

1,274

11,428

PSS World Medical, Inc.*

130

2,119

Skechers U.S.A., Inc. —

Wright Medical Group, Inc.*†

50

1,421

Class A*

570

11,263

Cutera, Inc.*

140

1,264

Stoneridge, Inc.*

660

11,260

Orthofix International NV*†

30

869

Haverty Furniture Cos., Inc.†

1,060

10,642

XenoPort, Inc.*

10

390

Superior Industries

Dendreon Corp.*†

40

178

International, Inc.†

620

10,466

Total Health Care

1,507,916

Marcus Corp.†

697

10,420

CONSUMER DISCRETIONARY 8.4%

Town Sports International

Priceline.com, Inc.*†

386

44,568

Holdings, Inc.*

1,110

10,367

DeVry, Inc.†

727

38,982

Ethan Allen Interiors, Inc.†

420

10,332

Aeropostale, Inc.*†

900

28,197

Tenneco, Inc.*†

760

10,283

Chipotle Mexican Grill, Inc.*†

337

25,396

Red Robin Gourmet

Deckers Outdoor Corp.*

177

24,638

Burgers, Inc.*†

370

10,264

Bally Technologies, Inc.*†

720

24,336

FTD Group, Inc.

750

9,998

Tupperware Brands Corp.†

676

23,133

Corinthian Colleges, Inc.*†

830

9,636

Exide Technologies*†

1,320

22,123

Live Nation, Inc.*†

910

9,628

LKQ Corp.*†

1,210

21,865

Perry Ellis International, Inc.*

450

9,549

Jack in the Box, Inc.*

940

21,065

Sonic Automotive, Inc.†

730

9,410

Strayer Education, Inc.

100

20,907

Pinnacle Entertainment, Inc.*†

884

9,273

Polaris Industries, Inc.†

500

20,190

Spartan Motors, Inc.†

1,237

9,240

Wolverine World Wide, Inc.

756

20,163

Matthews International

Fossil, Inc.*†

680

19,768

Corp. — Class A†

200

9,052

WMS Industries, Inc.*†

630

18,755

Gaylord Entertainment Co.*†

370

8,865

Bob Evans Farms, Inc.†

600

17,160

Entravision Communications

Scholastic Corp.*†

590

16,909

Corp. — Class A*

2,205

8,864

J. Crew Group, Inc.*†

499

16,472

Champion Enterprises, Inc.*†

1,500

8,775

Zale Corp.*†

850

16,057

Jo-Ann Stores, Inc.*†

380

8,751

ArvinMeritor, Inc.†

1,226

15,301

Sotheby’s†

330

8,702

Callaway Golf Co.

1,270

15,024

1-800-FLOWERS.com, Inc.*

1,320

8,514

Quiksilver, Inc.*†

1,484

14,573

99 Cents Only Stores*

1,284

8,474

Unifirst Corp.

320

14,291

Skyline Corp.

360

8,460

La-Z-Boy, Inc.†

1,860

14,229

Capella Education Co.*†

140

8,351

Buckle, Inc.

310

14,176

Hooker Furniture Corp.

480

8,314

True Religion Apparel, Inc.*†

530

14,125

Monro Muffler Brake, Inc.

533

8,256

Furniture Brands

thinkorswim Group, Inc.*†

1,170

8,249

International, Inc.†

1,050

14,028

California Pizza Kitchen, Inc.*†

730

8,169

Lear Corp.*

970

13,755

G-III Apparel Group Ltd.*

640

7,898

Rent-A-Center, Inc.*†

650

13,371

Blyth, Inc.†

640

7,699

Iconix Brand Group, Inc.*†

1,100

13,288

Men’s Wearhouse, Inc.†

470

7,656

Charlotte Russe Holding, Inc.*

740

13,142

Stein Mart, Inc.†

1,646

7,423

Valassis Communications,

Beazer Homes USA, Inc.†

1,330

7,408

Inc.*†

990

12,395

Sinclair Broadcast Group, Inc. —

DineEquity, Inc.†

330

12,329

Class A†

960

7,296

Sauer, Inc.

387

12,055

Marvel Entertainment, Inc.*†

220

7,071

Dress Barn, Inc.*†

900

12,042

American Greetings Corp. —

Netflix, Inc.*†

460

11,992

Class A

570

7,034

P.F. Chang’s China

Collective Brands, Inc.*†

600

6,978

Bistro, Inc.*†

530

11,840

Christopher & Banks Corp.†

1,000

6,800

The Warnaco Group, Inc.*†

266

11,723

Lululemon Athletica, Inc.*†

230

6,684

Cox Radio Inc. — Class A*

990

11,682

60

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Steinway Musical

Gaiam, Inc.*

95

$

1,283

Instruments, Inc.*

250

$

6,600

Entercom Communications

American Axle & Manufacturing

Corp.†

160

1,123

Holdings, Inc.†

820

6,552

Krispy Kreme

Volcom, Inc.*†

266

6,365

Doughnuts, Inc.*†

218

1,088

Systemax, Inc.†

360

6,354

CKX, Inc.*

120

1,050

DSW, Inc.*†

516

6,079

MTR Gaming Group, Inc.*

220

1,049

M/I Homes, Inc.†

380

5,977

Coinstar, Inc.*

30

981

Genesco, Inc.*†

190

5,865

BJ’s Restaurants, Inc.*†

100

973

Cherokee, Inc.

280

5,642

ATC Technology Corp.*†

40

931

Vail Resorts, Inc.*†

131

5,611

Blue Nile, Inc.*†

20

850

Winnebago Industries, Inc.†

470

4,789

Ambassadors International*†

185

810

Stage Stores, Inc.

410

4,785

Retail Ventures, Inc.*

160

736

Overstock.com, Inc.*†

177

4,593

NexCen Brands, Inc.*†

1,220

683

Martha Stewart Omnimedia,

Citi Trends, Inc.*

30

680

Inc.*†

616

4,558

Finish Line, Inc. — Class A*†

78

679

Cooper Tire & Rubber Co.†

570

4,469

Salem Communications

Gymboree Corp.*

110

4,408

Corp. — Class A

343

676

Hayes Lemmerz International,

Build-A-Bear Workshop, Inc.*

90

654

Inc.*

1,536

4,362

Benihana, Inc.*

70

444

Arbitron, Inc.

90

4,275

The Wet Seal, Inc. —

Interactive Data Corp.

170

4,272

Class A*†

70

334

Triarc Cos., Inc. — Class B†

660

4,178

Meritage Homes Corp.*

22

334

Charming Shoppes, Inc.*†

910

4,177

Standard-Pacific Corp.†

97

328

Conn’s, Inc.*†

250

4,018

Big 5 Sporting Goods Corp.

40

303

Buffalo Wild Wings, Inc.*†

160

3,973

Modine Manufacturing Co.

16

198

Borders Group, Inc.†

660

3,960

Tempur-Pedic

O’Charleys, Inc.

386

3,883

International, Inc.†

20

156

Group 1 Automotive, Inc.†

186

3,696

Total Consumer Discretionary

1,294,924

Regis Corp.

140

3,689

ENERGY 8.0%

Noble International Ltd.

820

3,665

Alpha Natural

Sealy Corp.†

630

3,616

Resources, Inc.*†

740

77,175

McCormick & Schmick’s

PetroHawk Energy Corp.*†

1,520

70,391

Seafood Restaurants, Inc.*

330

3,181

Whiting Petroleum Corp.*

500

53,040

MarineMax, Inc.*†

440

3,155

Comstock Resources, Inc.*

592

49,982

Audiovox Corp. — Class A*

310

3,044

Encore Acquisition Co.*†

660

49,625

CSK Auto Corp.*

260

2,725

Atwood Oceanics, Inc.*

337

41,903

Premier Exhibitions, Inc.*†

600

2,724

Penn Virginia Corp.

550

41,481

Pacific Sunwear of California,

Mariner Energy, Inc.*†

1,090

40,297

Inc.*†

306

2,610

Oil States International, Inc.*†

630

39,967

Fred’s, Inc.†

210

2,360

EXCO Resources, Inc.*†

930

34,326

Sonic Corp.*†

140

2,072

Exterran Holdings, Inc.*†

460

32,885

Ruby Tuesday, Inc.†

380

2,052

Swift Energy Co.*†

430

28,406

Under Armour, Inc.*†

80

2,051

Carrizo Oil & Gas, Inc.*

347

23,627

CPI Corp.†

100

1,873

Rosetta Resources, Inc.*

820

23,370

Knology, Inc.*

170

1,868

Atlas America, Inc.

510

22,975

Aaron Rents, Inc.†

80

1,786

IHS, Inc.*†

330

22,968

Zumiez, Inc.*†

100

1,658

Grey Wolf, Inc.*

2,480

22,394

Multimedia Games, Inc.*†

350

1,547

Basic Energy Services, Inc.*†

700

22,050

K12 Inc.*†

70

1,500

Hornbeck Offshore

Tween Brands, Inc.*

90

1,481

Services, Inc.*†

390

22,039

Morningstar, Inc.*†

20

1,441

Willbros Group, Inc.*†

476

20,854

Bon-Ton Stores, Inc.†

260

1,357

Crosstex Energy, Inc.†

600

20,796

Core-Mark Holding Co., Inc.*

50

1,310

Hercules Offshore*†

544

20,683

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

61

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Complete Production

Ship Finance International

Services, Inc.*†

540

$

19,667

Ltd.†

30

$

886

Pioneer Drilling Co.*†

1,000

18,810

Parker Drilling Co.*†

80

801

McMoRan Exploration Co.*†

680

18,714

Energy Partners Ltd.*

40

597

Clayton Williams

NATCO Group, Inc.*†

10

545

Energy, Inc.*†

170

18,691

VeraSun Energy Corp.*†

96

396

W-H Energy Services, Inc.*

190

18,191

Evergreen Energy Inc.*

77

134

Warren Resources, Inc.*

1,200

17,616

Total Energy

1,238,584

Nordic American

MATERIALS 4.1%

Tanker Shipping†

377

14,635

CF Industries Holdings, Inc.

577

88,166

Stone Energy Corp.*†

220

14,500

Terra Industries, Inc.†

1,040

51,324

PHI, Inc.*

360

14,461

Olin Corp.†

1,110

29,060

Matrix Service Co.*†

606

13,974

Greif, Inc. — Class A†

450

28,813

Contango Oil & Gas Co.*

150

13,938

Compass Minerals

Trico Marine Services, Inc.*†

380

13,840

International, Inc.†

355

28,599

Gulfport Energy Corp.*†

840

13,835

Worthington Industries, Inc.†

1,080

22,140

Arena Resources, Inc.*†

258

13,628

Minerals Technologies, Inc.†

310

19,713

World Fuel Services Corp.†

620

13,603

AptarGroup, Inc.†

466

19,549

Harvest Natural

Schnitzer Steel Industries,

Resources, Inc.*†

1,190

13,161

Inc. — Class A

160

18,336

Berry Petroleum Co. —

Olympic Steel, Inc.†

240

18,221

Class A

220

12,954

Texas Industries, Inc.†

320

17,962

Bois d’Arc Energy, Inc.*

530

12,884

Rock-Tenn Co. — Class A†

570

17,094

Petroquest Energy, Inc.*†

420

11,298

NewMarket Corp.†

256

16,955

Gulf Island Fabrication, Inc.†

230

11,254

Ferro Corp.†

900

16,884

ATP Oil & Gas Corp.*†

280

11,052

Kaiser Aluminum Corp.†

280

14,988

TXCO Resources, Inc.*

880

10,349

A. Schulman, Inc.†

650

14,969

GulfMark Offshore, Inc.*

170

9,891

PolyOne Corp.*

2,020

14,079

Newpark Resources, Inc.*

1,230

9,668

Glatfelter

1,020

13,780

Bill Barrett Corp.*†

150

8,911

Headwaters, Inc.*†

1,140

13,418

Allis-Chalmers Energy, Inc.*†

500

8,900

Stepan Co.

270

12,317

Vaalco Energy, Inc.*

980

8,301

Hercules, Inc.†

693

11,732

Dril-Quip, Inc.*

125

7,875

Century Aluminum Co.*†

170

11,303

BPZ Resources, Inc.*†

260

7,644

Wausau Paper Corp.

1,450

11,179

Parallel Petroleum Corp.*†

370

7,448

OM Group, Inc.*†

340

11,149

Petroleum Development Corp.*

110

7,314

Koppers Holdings, Inc.

260

10,886

Oilsands Quest, Inc.*†

1,090

7,085

Coeur d’Alene Mines Corp.*†

3,440

9,976

Delta Petroleum Corp.*†

247

6,303

Neenah Paper, Inc.

570

9,525

General Maritime Corp.†

200

5,196

Schweitzer-Mauduit

GeoMet, Inc.*

500

4,740

International, Inc.

560

9,436

International Coal Group, Inc.*†

360

4,698

Brush Engineered

ION Geophysical Corp.*†

240

4,188

Materials, Inc.*

330

8,059

Geokinetics, Inc.*

230

4,165

W.R. Grace & Co.*†

340

7,987

USEC, Inc.*†

660

4,013

Calgon Carbon Corp.*†

480

7,421

Lufkin Industries, Inc.

40

3,331

Buckeye Technologies, Inc.*

830

7,022

T-3 Energy Services, Inc. —

Innospec, Inc.†

320

6,022

Class A*

40

3,179

Myers Industries, Inc.

716

5,835

Uranium Resources, Inc.*†

790

2,915

Silgan Holdings, Inc.†

90

4,567

Bristow Group, Inc.*†

40

1,980

Sensient Technologies Corp.

160

4,506

Pacific Ethanol, Inc.*†

1,070

1,937

Spartech Corp.

460

4,338

CARBO Ceramics, Inc.†

20

1,167

LSB Industries, Inc.*†

200

3,960

Union Drilling, Inc.*

50

1,084

Rockwood Holdings, Inc.*†

105

3,654

Double Hull Tankers, Inc.

100

1,003

62

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

H.B. Fuller Co.†

160

$

3,590

UTILITIES 1.7%

Hecla Mining Co.*†

300

2,778

Nicor, Inc.†

647

$

27,556

Amcol International Corp.

80

2,277

Cleco Corp.†

920

21,464

RTI International Metals, Inc.*

30

1,069

Aquila, Inc.*

5,170

19,491

A.M. Castle & Co.

30

858

Unisource Energy Corp.†

600

18,606

Flotek Industries, Inc.*†

10

206

NorthWestern Corp.

730

18,557

Georgia Gulf Corp.†

70

203

Laclede Group, Inc.

430

17,359

ShengdaTech, Inc.*†

20

199

ITC Holdings Corp.

310

15,844

Total Materials

636,104

UIL Holding Corp.†

520

15,293

CONSUMER STAPLES 1.9%

Mge Energy, Inc.

460

15,005

Flowers Foods, Inc.†

1,070

30,324

CH Energy Group, Inc.†

390

13,872

Central European

Westar Energy, Inc.†

595

12,798

Distribution Corp.*†

340

25,211

Piedmont Natural Gas Co.†

450

11,772

Longs Drug Stores Corp.

500

21,055

New Jersey Resources Corp.†

320

10,448

Casey’s General Stores, Inc.

860

19,926

Central Vermont Public

Universal Corp.†

400

18,088

Service Corp.

497

9,627

Fresh Del Monte

PNM Resources, Inc.†

750

8,970

Produce, Inc.*

580

13,671

WGL Holdings, Inc.

218

7,573

Spartan Stores, Inc.

590

13,570

IDACORP, Inc.†

150

4,334

Winn-Dixie Stores, Inc.*†

827

13,249

Black Hills Corp.

118

3,783

Darling International, Inc.*†

770

12,720

Southwest Gas Corp.†

120

3,568

Sanderson Farms, Inc.†

360

12,427

Northwest Natural Gas Co.

70

3,238

Cal-Maine Foods, Inc.†

370

12,206

South Jersey Industries, Inc.†

65

2,428

Nash Finch Co.†

350

11,994

Allete, Inc.†

50

2,100

Alliance One

Avista Corp.†

96

2,060

International, Inc.*†

2,330

11,906

El Paso Electric Co.*†

40

803

Ingles Markets, Inc. — Class A

466

10,872

Total Utilities

266,549

Pilgrim’s Pride Corp.†

740

9,613

TELECOMMUNICATION SERVICES 1.1%

Farmer Brothers Co.†

440

9,306

tw telecom Inc.*

1,860

29,816

Pantry, Inc.*

860

9,168

Premiere Global

Village Super Market

200

7,716

Services, Inc.*

1,210

17,642

J&J Snack Foods Corp.†

230

6,304

NTELOS Holdings Corp.

580

14,714

Central Garden and Pet Co. —

Cincinnati Bell, Inc.*†

3,620

14,408

Class A*

1,500

6,150

iPCS, Inc. — Class A*

460

13,630

Ruddick Corp.†

146

5,009

Cogent Communications

Ralcorp Holdings, Inc.*†

100

4,944

Group, Inc.*†

957

12,824

Reddy Ice Holdings, Inc.†

257

3,516

Consolidated Communications

Green Mountain Coffee

Holdings, Inc.†

860

12,805

Roasters, Inc.*†

80

3,006

Syniverse Holdings, Inc.*†

650

10,530

Jones Soda Co.*†

827

2,663

Shenandoah

Chattem, Inc.*†

30

1,951

Telecommunications Co.

780

10,156

Synutra International, Inc.*†

40

1,293

Cbeyond, Inc.*†

526

8,426

American Oriental

Alaska Communications

Bioengineering, Inc.*

130

1,283

Systems Group, Inc.†

640

7,642

Hain Celestial Group, Inc.*

50

1,174

PAETEC Holding Corp.*†

1,130

7,175

Chiquita Brands

SureWest Communications

760

6,407

International, Inc.*†

30

455

Rural Cellular Corp. —

MGP Ingredients, Inc.

30

174

Class A*†

50

2,225

American Dairy, Inc.*

9

71

General Communication, Inc. —

Total Consumer Staples

301,015

Class A*

100

687

Virgin Mobile USA, Inc. —

Class A*†

128

352

Total Telecommunication Services

169,439

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

63

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

SHARES

VALUE

Total Common Stocks

(Cost $10,027,086)

$10,696,997

SECURITIES LENDING COLLATERAL 29.0%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 9)

4,469,293

4,469,293

Total Securities Lending Collateral

(Cost $4,469,293)

4,469,293

Total Investments 98.3%

(Cost $14,496,379)

$15,166,290

Other Assets in Excess of

Liabilities – 1.7%

$

265,841

Net Assets – 100.0%

$15,432,131

UNREALIZED

CONTRACTS

LOSS

FUTURES CONTRACTS PURCHASED

September 2008 Russell 2000

Index Mini Futures Contracts

(Aggregate Market Value

of Contracts $3,932,430)

57

$

(258,165)

UNITS

EQUITY INDEX SWAP AGREEMENTS

Goldman Sachs International

June 2008 Russell 2000 Index

Swap, Terminating 06/30/08**

(Notional Market Value

$1,074,876)

1,559

$

(24,606)

Credit Suisse Capital, LLC

August 2008 Russell 2000 Index

Swap, Terminating 08/18/08**

(Notional Market Value

$7,564,812)

10,969

(444,893)

(Total Notional Market Value

$8,639,688)

$

(469,499)

*

Non-Income Producing Security.

**

Total Return based on Russell 2000 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

64

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

INVERSE RUSSELL 2000® STRATEGY FUND

FACE

MARKET

UNREALIZED

AMOUNT

VALUE

UNITS

GAIN

FEDERAL AGENCY DISCOUNT NOTES 19.4%

EQUITY INDEX SWAP AGREEMENTS

Federal Farm Credit Bank*

SOLD SHORT

2.02% due 07/01/08

$1,000,000

$

1,000,000

Goldman Sachs International

Federal Home Loan Bank*

June 2008 Russell 2000 Index

2.04% due 07/02/08

1,000,000

999,943

Swap, Terminating 06/30/08**

Total Federal Agency Discount Notes

(Notional Market Value

(Cost $1,999,943)

1,999,943

$8,653,370)

12,547

$

724,149

Credit Suisse Capital, LLC

REPURCHASE AGREEMENTS 64.4%

August 2008 Russell 2000 Index

Repurchase Agreements (Note 5)

Swap, Terminating 08/18/08**

Mizuho Financial Group, Inc.

(Notional Market Value

issued 06/30/08 at 1.75%

$1,230,726)

1,785

72,570

due 07/01/08

1,659,440

1,659,440

(Total Notional Market

UBS Financial Services, Inc.

Value $9,884,096)

$

796,719

issued 06/30/08 at 1.74%

due 07/01/08

1,659,440

1,659,440

Morgan Stanley

issued 06/30/08 at 1.70%

due 07/01/08

1,659,440

1,659,440

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

1,643,451

1,643,451

Total Repurchase Agreements

(Cost $6,621,771)

6,621,771

Total Investments 83.8%

(Cost $8,621,714)

$

8,621,714

Other Assets in Excess

of Liabilities – 16.2%

$

1,665,969

Net Assets – 100.0%

$ 10,287,683

UNREALIZED

CONTRACTS

GAIN

FUTURES CONTRACTS SOLD SHORT

September 2008 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $344,950)

5

$

80

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Total Return based on Russell 2000 Index +/- financing at a variable rate.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

65

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

FEDERAL AGENCY DISCOUNT NOTES 22.7%

Federal Home Loan Bank*

2.08% due 07/02/08

$

4,000,000

$

3,999,769

Fannie Mae*

2.10% due 07/07/08

4,000,000

3,998,600

Federal Farm Credit Bank*

2.02% due 07/01/08

3,000,000

3,000,000

Farmer Mac*

2.00% due 07/01/08

3,000,000

3,000,000

Total Federal Agency Discount Notes

(Cost $13,998,369)

13,998,369

U.S. TREASURY OBLIGATIONS 40.3%

U.S. Treasury Bond

4.38% due 02/15/38

25,381,000

24,809,927

Total U.S. Treasury Obligations

(Cost $23,823,625)

24,809,927

REPURCHASE AGREEMENTS 32.6%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75%

due 07/01/08

5,031,758

5,031,758

UBS Financial Services, Inc.

issued 06/30/08 at 1.74%

due 07/01/08

5,031,758

5,031,758

Morgan Stanley

issued 06/30/08 at 1.70%

due 07/01/08

5,031,758

5,031,758

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

4,983,277

4,983,277

Total Repurchase Agreements

(Cost $20,078,551)

20,078,551

Total Investments 95.6%

(Cost $57,900,545)

$58,886,847

Other Assets in Excess

of Liabilities – 4.4%

$

2,738,266

Net Assets – 100.0%

$61,625,113

UNREALIZED

CONTRACTS

GAIN

FUTURES CONTRACTS PURCHASED

September 2008 U.S. Treasury Bond

Futures Contracts

(Aggregate Market Value

of Contracts $74,331,563)

642

$

1,276,039

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

66

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FACE

MARKET

FACE

MARKET

AMOUNT

VALUE

AMOUNT

VALUE

FEDERAL AGENCY DISCOUNT NOTES 18.3%

Total Long Securities 160.6%

Farmer Mac*

(Cost $26,387,044)

$26,385,545

2.00% due 07/01/08

$2,000,000

$

2,000,000

U.S. TREASURY OBLIGATIONS

Federal Farm Credit Bank*

SOLD SHORT (23.3)%

2.02% due 07/01/08

1,000,000

1,000,000

U.S. Treasury Bond

Total Federal Agency Discount Notes

4.38% due 02/15/38

$3,908,000

(3,820,070)

(Cost $3,000,000)

3,000,000

Total U.S. Treasury Obligations

CONTRACTS

Sold Short

(Proceeds $3,957,195)

(3,820,070)

OPTIONS PURCHASED

Call Options on:

Liabilities in Excess of

September 2008 U.S. Treasury

Other Assets – (37.3)%

$ (6,136,637)

Bond Index Futures Contracts

Net Assets – 100.0%

$16,428,838

Expiring September 2008

with strike price of 140†

45

—

UNREALIZED

September 2008 U.S. Treasury

CONTRACTS

LOSS

Bond Index Futures Contracts

FUTURES CONTRACTS SOLD SHORT

Expiring September 2008

September 2008 U.S. Treasury

with strike price of 134†

40

—

Bond Futures Contracts

Total Options Purchased

(Aggregate Market Value

(Cost $1,499)

—

of Contracts $19,451,250)

168

$

(307,540)

FACE

AMOUNT

REPURCHASE AGREEMENTS 142.3%

Joint Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75%

due 07/01/08

$4,130,084

4,130,084

UBS Financial Services, Inc.

issued 06/30/08 at 1.74%

due 07/01/08

4,130,084

4,130,084

Morgan Stanley

issued 06/30/08 at 1.70%

due 07/01/08

4,130,084

4,130,084

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

4,090,293

4,090,293

Individual Repurchase Agreement††

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 1.50% due

07/01/08 (Secured by a U.S.

Treasury Bond, at a rate of

4.38% and maturing 02/15/38

as collateral, with a Market

Value of $7,044,933) to be

repurchased at $6,905,288

6,905,000

6,905,000

Total Repurchase Agreements

(Cost $23,385,545)

23,385,545

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

†

Security is fair valued.

††

All or a portion of this security is pledged as short security collateral at June 30, 2008.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

67

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

EUROPE 1.25x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 85.9%

MATERIALS 8.9%

Rio Tinto PLC — SP ADR†

1,690

$

836,550

FINANCIALS 21.3%

Anglo American PLC —

HSBC Holdings PLC — SP ADR†

14,238

$

1,092,055

SP ADR†

18,250

646,962

Banco Santander Central

BHP Billiton Ltd. — SP ADR†

6,640

565,662

Hispano SA — SP ADR†

41,660

757,795

ArcelorMittal†

5,609

555,684

Banco Bilbao Vizcaya

Syngenta AG — SP ADR†

2,390

154,633

Argentaria SA — SP ADR†

29,750

564,357

Total Materials

2,759,491

AXA — SP ADR†

18,250

536,915

CONSUMER STAPLES 4.9%

Allianz SE — SP ADR†

30,064

524,617

Diageo PLC — SP ADR†

7,650

565,105

Credit Suisse Group AG —

Unilever NV

18,845

535,198

SP ADR†

10,950

496,144

British American Tobacco

ING Groep NV — SP ADR†

14,850

468,517

PLC — SP ADR†

3,770

261,073

UBS AG — SP ADR*†

22,671

468,373

Cadbury PLC — SP ADR

3,090

155,489

Deutsche Bank AG — SP ADR†

5,430

463,451

Lloyds TSB Group PLC —

Total Consumer Staples

1,516,865

SP ADR†

16,830

415,196

INDUSTRIALS 4.4%

Barclays PLC — SP ADR†

16,370

378,966

Siemens AG — SP ADR†

6,360

700,427

Willis Group Holdings Ltd.†

7,560

237,157

Koninklijke Philips

Allied Irish Banks PLC —

Electronics NV— SP ADR

9,890

334,282

SP ADR

6,320

194,593

DryShips Inc.†

2,260

181,207

Total Financials

6,598,136

Ryanair Holdings PLC —

SP ADR*†

4,800

137,616

ENERGY 15.5%

Total SA — SP ADR†

17,770

1,515,248

Total Industrials

1,353,532

BP PLC — SP ADR†

20,669

1,437,942

INFORMATION TECHNOLOGY 3.9%

Royal Dutch Shell PLC —

Nokia Oyj — SP ADR†

28,050

687,225

SP ADR

11,885

971,123

SAP AG — SP ADR†

6,190

322,561

Eni SpA — SP ADR

11,930

885,564

Telefonaktiebolaget

Total Energy

4,809,877

LM Ericsson — SP ADR†

19,830

206,232

HEALTH CARE 13.3%

Total Information Technology

1,216,018

Novartis AG — SP ADR

21,630

1,190,515

CONSUMER DISCRETIONARY 1.2%

GlaxoSmithKline PLC —

Daimler AG — SP ADR†

6,210

382,971

SP ADR†

24,090

1,065,260

Total Consumer Discretionary

382,971

AstraZeneca PLC —

UTILITIES 0.4%

SP ADR†

16,130

686,009

Veolia Environnement —

Sanofi-Aventis — SP ADR

20,300

674,569

SP ADR

2,210

123,428

Novo Nordisk A/S —

Total Utilities

123,428

SP ADR†

2,940

194,040

Total Common Stocks

Alcon, Inc. — SP ADR

970

157,906

(Cost $23,899,445)

26,622,751

Teva Pharmaceutical

Industries Ltd. — SP ADR†

3,040

139,232

SECURITIES LENDING COLLATERAL 34.1%

Mount Vernon Securities

Total Health Care

4,107,531

Lending Trust Prime

TELECOMMUNICATION SERVICES 12.1%

Portfolio (Note 9)

10,543,611

10,543,611

Vodafone Group PLC —

Total Securities Lending Collateral

SP ADR

37,374

1,101,038

(Cost $10,543,611)

10,543,611

Telefonica SA — SP ADR†

12,320

980,426

France Telecom SA — SP ADR

21,310

631,415

Deutsche Telekom AG —

SP ADR†

35,841

586,717

BT Group PLC — SP ADR

11,460

455,306

Total Telecommunication Services

3,754,902

68

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

EUROPE 1.25x STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENT 1.5%

Country Diversification

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

SWEDEN

issued 06/30/08 at 0.25%

1%

FINLAND

due 07/01/08††

$473,772

$

473,772

IRELAND

ITALY

3%

1%

Total Repurchase Agreement

5%

(Cost $473,772)

473,772

SPAIN

Total Investments 121.5%

9%

(Cost $34,916,828)

$ 37,640,134

Liabilities in Excess of

SWITZERLAND

GREAT

Other Assets – (21.5)%

$  (6,657,549)

10%

BRITAIN

Net Assets – 100.0%

$ 30,982,585

37%

UNREALIZED

CONTRACTS

GAIN (LOSS)

FOREIGN CURRENCY FUTURES

FRANCE

CONTRACTS PURCHASED

10%

September 2008 EURO Currency

Futures Contracts

NETHERLANDS

GERMANY

(Aggregate Market Value

12%

12%

of Contracts $5,881,500)

30

$

119,206

The pie chart above reflects percentages of

FUTURES CONTRACTS PURCHASED

the market value of Common Stocks.

September 2008 Dow Jones Euro

STOXX 50 Futures Contracts

(Aggregate Market Value of

Contracts $5,933,976)

112

(311,756)

UNITS

EQUITY INDEX SWAP AGREEMENTS

Goldman Sachs International

June 2008 Dow Jones

STOXX 50 Index Swap,

Terminating 06/30/08**

(Notional Market Value

$2,262,906)

496

$

(27,226)

Lehman Brothers Finance S.A.

September 2008 Dow Jones

STOXX 50 Index Swap,

Terminating 09/16/08**

(Notional Market Value

$3,126,786)

686

(45,694)

(Total Notional Market Value

$5,389,692)

$

(72,920)

*

Non-Income Producing Security.

**

Total Return based on Dow Jones STOXX 50 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2008.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

69

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

JAPAN 1.25x STRATEGY FUND

FACE

MARKET

UNREALIZED

AMOUNT

VALUE

CONTRACTS

GAIN (LOSS)

FEDERAL AGENCY DISCOUNT NOTES 7.4%

FOREIGN CURRENCY FUTURES

CONTRACTS PURCHASED

Farmer Mac*

September 2008 Japanese Yen

2.00% due 07/01/08

$1,000,000

$

1,000,000

Futures Contracts

Total Federal Agency Discount Notes

(Aggregate Market Value

(Cost $1,000,000)

1,000,000

of Contracts $13,002,000)

110

$

193,204

REPURCHASE AGREEMENTS 92.9%

FUTURES CONTRACTS PURCHASED

Repurchase Agreements (Note 5)

September 2008 Nikkei 225 Index

Lehman Brothers Holdings, Inc.

Futures Contracts

issued 06/30/08 at 0.25%

(Aggregate Market Value

due 07/01/08†

3,689,485

3,689,485

of Contracts $13,182,000)

195

$

(569,338)

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75%

UNITS

due 07/01/08

2,961,717

2,961,717

UBS Financial Services, Inc.

EQUITY INDEX SWAP AGREEMENT

issued 06/30/08 at 1.74%

Lehman Brothers Finance S.A.

due 07/01/08

2,961,717

2,961,717

September 2008 Topix 100 Index

Morgan Stanley

Swap, Terminating 09/16/08**

issued 06/30/08 at 1.70%

(Notional Market Value

due 07/01/08

2,961,717

2,961,717

$3,836,965)

419,847

$

(122,504)

Total Repurchase Agreements

(Cost $12,574,636)

12,574,636

Total Investments 100.3%

(Cost $13,574,636)

$13,574,636

Liabilities in Excess of

Other Assets – (0.3)%

$

(37,842)

Net Assets – 100.0%

$ 13,536,794

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Total Return based on Topix 100 Index +/- financing at a variable rate.

†

All or a portion of this security is pledged as equity index swap collateral at June 30, 2008.

70

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

DOW 2x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 76.1%

TELECOMMUNICATION SERVICES 3.8%

Verizon Communications, Inc.†

16,426

$

581,480

INDUSTRIALS 16.2%

AT&T, Inc.

16,430

553,527

Caterpillar, Inc.†

16,430

$

1,212,862

Total Telecommunication Services

1,135,007

3M Co.

16,430

1,143,364

Total Common Stocks

Boeing Co.

16,430

1,079,780

(Cost $22,607,423)

22,903,460

United Technologies Corp.

16,432

1,013,854

General Electric Co.

16,430

438,517

SECURITIES LENDING COLLATERAL 9.9%

Mount Vernon Securities

Total Industrials

4,888,377

Lending Trust Prime

INFORMATION TECHNOLOGY 11.6%

Portfolio (Note 9)

2,989,260

2,989,260

International Business

Total Securities Lending Collateral

Machines Corp.

16,430

1,947,448

(Cost $2,989,260)

2,989,260

Hewlett-Packard Co.

16,430

726,370

Microsoft Corp.

16,430

451,989

Intel Corp.

16,430

352,917

FACE

AMOUNT

Total Information Technology

3,478,724

ENERGY 10.2%

REPURCHASE AGREEMENT 6.2%

Chevron Corp.

16,430

1,628,706

Repurchase Agreement (Note 5)

Exxon Mobil Corp.

16,430

1,447,976

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

Total Energy

3,076,682

due 07/01/08††

$1,862,673

1,862,673

CONSUMER STAPLES 9.2%

Total Repurchase Agreement

Procter & Gamble Co.

16,428

998,987

(Cost $1,862,673)

1,862,673

Wal-Mart Stores, Inc.

16,430

923,366

Coca-Cola Co.

16,430

854,031

Total Investments 92.2%

(Cost $27,459,356)

$ 27,755,393

Total Consumer Staples

2,776,384

Other Assets in Excess

FINANCIALS 7.6%

of Liabilities – 7.8%

$

2,356,785

American Express Co.

16,430

618,918

JPMorgan Chase & Co.

16,429

563,679

Net Assets – 100.0%

$ 30,112,178

American International

Group, Inc.

16,430

434,738

UNREALIZED

CONTRACTS

LOSS

Bank of America Corp.†

16,430

392,184

Citigroup, Inc.†

16,433

275,417

FUTURES CONTRACTS PURCHASED

Total Financials

2,284,936

September 2008 Dow Jones

Industrial Average Index

CONSUMER DISCRETIONARY 6.7%

Mini Futures Contracts

McDonald’s Corp.

16,430

923,694

(Aggregate Market Value

Walt Disney Co.†

16,430

512,616

of Contracts $27,076,310)

478

$

(1,480,093)

Home Depot, Inc.†

16,430

384,791

General Motors Corp.†

16,430

188,945

Total Consumer Discretionary

2,010,046

UNITS

HEALTH CARE 6.5%

EQUITY INDEX SWAP AGREEMENT

Johnson & Johnson, Inc.

16,430

1,057,106

Lehman Brothers Finance S.A.

Merck & Co., Inc.

16,430

619,247

September 2008 Dow Jones

Pfizer, Inc.†

16,430

287,032

Industrial Average Index Swap,

Total Health Care

1,963,385

Terminating 09/16/08*

MATERIALS 4.3%

(Notional Market Value

E.I. du Pont de Nemours and

$10,297,088)

907

$

(506,754)

Co.†

16,430

704,683

Alcoa, Inc.

16,430

585,236

Total Materials

1,289,919

*

Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2008.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

71

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

INVERSE DOW 2x STRATEGY FUND

FACE

MARKET

UNREALIZED

AMOUNT

VALUE

CONTRACTS

GAIN

FEDERAL AGENCY DISCOUNT NOTES 4.9%

FUTURES CONTRACTS SOLD SHORT

September 2008 Dow Jones

Federal Farm Credit Bank*

Industrial Average Index

2.02% due 07/01/08

$1,000,000

$

1,000,000

Mini Futures Contracts

Total Federal Agency Discount Notes

(Aggregate Market Value

(Cost $1,000,000)

1,000,000

of Contracts $6,910,690)

122

$

1,036

REPURCHASE AGREEMENTS 61.9%

Repurchase Agreements (Note 5)

UNITS

Lehman Brothers Holdings, Inc.

EQUITY INDEX SWAP AGREEMENT

issued 06/30/08 at 0.25%

SOLD SHORT

due 07/01/08†

5,915,119

5,915,119

Lehman Brothers Finance S.A.

Mizuho Financial Group, Inc.

September 2008 Dow Jones

issued 06/30/08 at 1.75%

Industrial Average Index Swap,

due 07/01/08

2,264,502

2,264,502

Terminating 09/16/08**

UBS Financial Services, Inc.

(Notional Market Value

issued 06/30/08 at 1.74%

$34,157,836)

3,009

$

2,712,771

due 07/01/08

2,264,502

2,264,502

Morgan Stanley

issued 06/30/08 at 1.70%

due 07/01/08

2,264,502

2,264,502

Total Repurchase Agreements

(Cost $12,708,625)

12,708,625

Total Investments 66.8%

(Cost $13,708,625)

$ 13,708,625

Other Assets in Excess

of Liabilities – 33.2%

$

6,802,075

Net Assets – 100.0%

$ 20,510,700

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

†

All or a portion of this security is pledged as equity index swap collateral at June 30, 2008.

72

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

SMALL-CAP VALUE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.1%

First Bancorp Puerto Rico†

13,937

$

88,361

Safety Insurance Group, Inc.

1,951

69,553

CONSUMER DISCRETIONARY 33.1%

Pennsylvania Real Estate

Finish Line, Inc. — Class A*†

44,940

$

390,978

Investment Trust

2,786

64,468

Bassett Furniture

Flagstar Bancorp, Inc.†

20,022

60,266

Industries, Inc.

14,593

172,197

Mid-America Apartment

Jo-Ann Stores, Inc.*†

6,675

153,725

Communities, Inc.†

1,145

58,441

Stein Mart, Inc.†

32,572

146,900

BioMed Realty Trust, Inc.†

2,343

57,474

Standard Motor

Umpqua Holding Corp.†

4,540

55,070

Products, Inc.†

17,456

142,441

Parkway Properties, Inc.†

1,612

54,373

La-Z-Boy, Inc.†

18,522

141,693

Medical Properties Trust Inc.†

5,210

52,725

M/I Homes, Inc.†

8,413

132,337

Corus Bankshares, Inc.†

12,310

51,210

Haverty Furniture Cos., Inc.†

12,868

129,195

Lexington Realty Trust†

3,670

50,022

OfficeMax Inc.†

6,910

96,049

Presidential Life Corp.

3,025

46,645

Group 1 Automotive, Inc.†

4,433

88,084

Home Properties, Inc.†

949

45,609

Tuesday Morning Corp.*†

20,820

85,570

Central Pacific Financial

Fred’s, Inc.†

7,373

82,873

Corp.†

4,122

43,940

PEP Boys-Manny Moe

Susquehanna

& Jack†

9,142

79,718

Bancshares, Inc.†

3,199

43,794

National Presto Industries, Inc.

1,219

78,235

Community Bank

Nautilus, Inc.†

14,430

73,304

System, Inc.†

2,007

41,384

Sonic Automotive, Inc.†

5,243

67,582

Sovran Self Storage, Inc.†

948

39,399

Superior Industries

Old National Bancorp†

2,757

39,315

International, Inc.†

3,913

66,052

First Commonwealth

Triarc Cos., Inc. — Class B

10,283

65,091

Financial Corp.†

4,121

38,449

Brunswick Corp.†

6,080

64,448

National Retail

Oxford Industries, Inc.†

3,360

64,344

Properties, Inc.†

1,832

38,289

Arctic Cat, Inc.†

7,977

62,620

Kite Realty Group Trust

2,976

37,200

Zale Corp.*†

3,280

61,959

Sterling Bancorp

3,081

36,818

Cato Corp. — Class A†

4,280

60,947

First Financial Bancorp†

3,985

36,662

Ruby Tuesday, Inc.

9,860

53,244

BankAtlantic Bancorp,

Lithia Motors, Inc. — Class A†

10,551

51,911

Inc. — Class A†

20,540

36,150

Brown Shoe Co., Inc.†

3,610

48,916

Entertainment Properties

O’Charleys, Inc.†

4,839

48,680

Trust†

722

35,696

Landry’s Restaurants, Inc.†

2,533

45,518

Senior Housing

Live Nation, Inc.*†

3,450

36,501

Properties Trust†

1,803

35,213

MarineMax, Inc.*†

4,840

34,703

Dime Community Bancshares†

2,079

34,324

Monaco Coach Corp.

11,026

33,519

LTC Properties, Inc.†

1,336

34,148

Ethan Allen Interiors, Inc.†

1,127

27,724

Independent Bank Corp.†

8,259

33,036

Audiovox Corp. — Class A*

2,684

26,357

Inland Real Estate Corp.†

2,215

31,940

CPI Corp.

1,200

22,476

National Penn

Libbey, Inc.

2,882

21,442

Bancshares, Inc.†

2,381

31,620

CKE Restaurants, Inc.

1,460

18,206

DiamondRock

Steak n Shake Co.*†

2,662

16,851

Hospitality Co.†

2,902

31,603

Cabela’s, Inc. — Class A*†

1,460

16,075

Selective Insurance

Big 5 Sporting Goods Corp.

2,120

16,048

Group, Inc.†

1,666

31,254

Total Consumer Discretionary

3,024,513

Brookline Bancorp, Inc.†

2,792

26,664

FINANCIALS 24.0%

Financial Federal Corp.†

1,210

26,572

Stewart Information

Bank Mutual Corp.

2,637

26,475

Services Corp.†

5,545

107,240

Hanmi Financial Corp.

5,060

26,363

LandAmerica Financial

Whitney Holding Corp.†

1,427

26,114

Group, Inc.†

4,810

106,734

United Fire & Casualty Co.†

900

24,237

Colonial Properties Trust†

4,590

91,892

Irwin Financial Corp.†

8,810

23,699

SWS Group, Inc.†

5,416

89,960

PS Business Parks, Inc.†

381

19,660

Provident Bankshares Corp.†

2,808

17,915

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT
|

73

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

SMALL-CAP VALUE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

TrustCo Bank Corp.

2,394

$

17,763

UIL Holding Corp.†

1,191

$

35,027

United Bankshares, Inc.†

674

15,468

Piedmont Natural Gas Co.†

1,301

34,034

South Financial Group, Inc.†

3,510

13,759

Cleco Corp.†

1,216

28,369

Guaranty Financial

Central Vermont Public

Group, Inc.*†

2,310

12,405

Service Corp.

1,403

27,176

First Midwest Bancorp, Inc.†

617

11,507

Southern Union Co.†

890

24,048

FirstFed Financial Corp.*†

1,320

10,613

Northwest Natural Gas Co.†

467

21,603

Sterling Savings Bank†

2,422

10,027

Total Utilities

706,204

Anchor BanCorp

MATERIALS 6.8%

Wisconsin, Inc.

830

5,818

PolyOne Corp.*

13,052

90,972

Downey Financial Corp.†

1,802

4,992

Quaker Chemical Corp.

2,653

70,729

Total Financials

2,200,328

Rock-Tenn Co. — Class A†

2,337

70,087

INDUSTRIALS 15.4%

A. Schulman, Inc.†

2,870

66,096

Arkansas Best Corp.†

4,275

156,636

Wausau Paper Corp.

8,266

63,731

Wabash National Corp.†

18,390

139,028

Georgia Gulf Corp.†

20,642

59,862

Standex International Corp.

4,595

95,300

Chesapeake Corp.*

20,609

48,431

Gibraltar Industries, Inc.

5,068

80,936

Tronox, Inc.

14,969

45,206

Universal Forest

A.M. Castle & Co.†

1,250

35,763

Products, Inc.†

2,537

76,009

Material Sciences Corp.*

3,881

31,436

Angelica Corp.

3,492

74,275

Schweitzer-Mauduit

Volt Information

International, Inc.

1,202

20,254

Sciences, Inc.*†

5,639

67,160

Omnova Solutions, Inc.*

5,553

15,437

Standard Register Co.

7,058

66,557

Total Materials

618,004

ABM Industries, Inc.†

2,565

57,071

INFORMATION TECHNOLOGY 6.1%

Spherion Corp.*

12,129

56,036

SYNNEX Corp.*†

5,404

135,586

Watsco, Inc.†

1,330

55,594

Gevity HR, Inc.

19,308

103,877

Lydall, Inc.*

3,765

47,251

Ciber, Inc.*

6,469

40,172

Applied Signal

CTS Corp.†

3,488

35,054

Technology, Inc.

3,455

47,195

Photronics, Inc.*†

4,750

33,440

Griffon Corp.*†

5,280

46,253

Park Electrochemical Corp.†

1,203

29,245

Building Material Holding

Insight Enterprises, Inc.*

2,493

29,243

Corp.†

23,906

42,314

Gerber Scientific, Inc.*†

2,560

29,133

A.O. Smith Corp.†

1,213

39,823

Benchmark Electronics, Inc.*†

1,700

27,778

Tredegar Corp.

2,644

38,867

Ditech Networks, Inc.*

10,092

21,698

CDI Corp.†

1,503

38,236

Black Box Corp.

750

20,393

C&D Technologies, Inc.*†

4,207

35,591

Rudolph Technologies, Inc.*†

2,490

19,173

NCI Building Systems, Inc.*†

950

34,894

Symmetricom, Inc.*

4,910

18,854

Briggs & Stratton Corp.†

2,507

31,789

Methode Electronics,

Mueller Industries, Inc.†

902

29,044

Inc. — Class A

1,626

16,992

Lawson Products, Inc.

840

20,815

Insituform Technologies,

Total Information Technology

560,638

Inc. — Class A*†

1,310

19,951

CONSUMER STAPLES 4.2%

United Stationers, Inc.*†

449

16,591

Nash Finch Co.†

2,685

92,015

Total Industrials

1,413,216

Alliance One

International, Inc.*†

15,266

78,009

UTILITIES 7.7%

Central Garden and

Atmos Energy Corp.†

3,872

106,751

Pet Co. — Class A*†

18,197

74,608

Laclede Group, Inc.

2,259

91,196

Spartan Stores, Inc.†

2,849

65,527

Southwest Gas Corp.†

2,144

63,741

Lance, Inc.†

1,109

20,816

CH Energy Group, Inc.†

1,668

59,331

Longs Drug Stores Corp.†

451

18,992

Avista Corp.

2,339

50,195

Spectrum Brands, Inc.*†

6,855

17,480

Allete, Inc.†

1,035

43,470

Great Atlantic & Pacific

UGI Corp.†

1,486

42,663

Tea Company, Inc*†

710

16,202

Unisource Energy Corp.†

1,367

42,391

New Jersey Resources Corp.†

1,109

36,209

Total Consumer Staples

383,649

74

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

SMALL-CAP VALUE FUND

MARKET

SHARES

VALUE

HEALTH CARE 1.8%

Owens & Minor, Inc.†

923

$

42,172

Cambrex Corp.*

7,030

41,266

Datascope Corp.

772

36,284

Medcath Corp.*

1,228

22,079

Gentiva Health

Services, Inc.*†

999

19,031

Total Health Care

160,832

Total Common Stocks

(Cost $9,142,127)

9,067,384

SECURITIES LENDING COLLATERAL 56.3%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 9)

5,149,458

5,149,458

Total Securities Lending Collateral

(Cost $5,149,458)

5,149,458

FACE

AMOUNT

REPURCHASE AGREEMENT 0.6%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

$55,414

55,414

Total Repurchase Agreement

(Cost $55,414)

55,414

Total Investments 156.0%

(Cost $14,346,999)

$ 14,272,256

Liabilities in Excess

of Other Assets – (56.0)%

$  (5,123,551)

Net Assets – 100.0%

$

9,148,705

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

75

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

MID-CAP VALUE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.6%

CONSUMER DISCRETIONARY 22.6%

Furniture Brands

FINANCIALS 27.0%

International, Inc.†

28,845

$

385,369

Fidelity National Financial,

ArvinMeritor, Inc.†

28,132

351,087

Inc. — Class A†

18,005

$

226,864

Foot Locker, Inc.

16,017

199,412

First American Corp.†

5,638

148,843

Charming Shoppes, Inc.*†

43,429

199,339

Old Republic

Ryland Group, Inc.†

8,478

184,905

International Corp.†

10,937

129,494

Rent-A-Center, Inc.*†

8,380

172,377

First Niagara Financial

Media General, Inc.†

10,710

127,984

Group, Inc.

9,776

125,719

Modine Manufacturing Co.

9,916

122,661

Highwoods Properties, Inc.†

3,927

123,386

Borders Group, Inc.†

17,288

103,728

Mack-Cali Realty Corp.†

3,382

115,563

Entercom Communications

Liberty Property Trust

3,436

113,903

Corp.†

11,647

81,762

Protective Life Corp.

2,769

105,360

Lee Enterprises, Inc.†

19,321

77,091

AmeriCredit Corp.*†

12,212

105,267

Bob Evans Farms, Inc.†

2,592

74,131

Hospitality Properties Trust†

3,825

93,560

Lear Corp.*

4,703

66,689

New York Community

Collective Brands, Inc.*†

5,670

65,942

Bancorp, Inc.†

5,130

91,519

Regis Corp.

2,390

62,977

Mercury General Corp.†

1,925

89,936

Belo Corp. — Class A†

8,075

59,028

American Financial

Scholastic Corp.*†

1,870

53,594

Group, Inc.

3,198

85,547

Barnes & Noble, Inc.†

1,728

42,924

Health Care REIT, Inc.†

1,676

74,582

99 Cents Only Stores*

5,640

37,224

Duke Realty Corp.†

3,311

74,332

Boyd Gaming Corp.†

1,231

15,461

Nationwide Health

Total Consumer Discretionary

2,483,685

Properties, Inc.

2,298

72,364

UTILITIES 14.6%

Camden Property Trust†

1,633

72,277

Energy East Corp.

5,476

135,367

UDR, Inc.†

3,038

67,990

Hawaiian Electric

FirstMerit Corp.†

4,110

67,034

Industries, Inc.†

5,336

131,959

Cousins Properties, Inc.†

2,796

64,588

Vectren Corp.†

4,190

130,770

Associated Banc-Corp.†

3,267

63,020

WGL Holdings, Inc.†

3,675

127,670

TCF Financial Corp.†

5,226

62,869

Oneok, Inc.

2,504

122,270

Unitrin, Inc.

2,224

61,316

Great Plains Energy, Inc.

4,668

118,007

Webster Financial Corp.†

3,293

61,250

AGL Resources, Inc.

2,923

101,077

Hanover Insurance

PNM Resources, Inc.†

7,471

89,353

Group, Inc.†

1,416

60,180

Westar Energy, Inc.†

3,995

85,933

Weingarten Realty Investors

1,938

58,760

SCANA Corp.

2,300

85,100

Arthur J. Gallagher & Co.†

2,424

58,418

OGE Energy Corp.

2,294

72,743

Equity One, Inc.†

2,642

54,293

NSTAR†

2,076

70,210

Astoria Financial Corp.†

2,589

51,987

Puget Energy, Inc.

2,818

67,604

Everest Re Group Ltd.

580

46,232

Alliant Energy Corp.

1,945

66,636

BRE Properties,

IDACORP, Inc.†

2,196

63,442

Inc. — Class A†

1,068

46,223

Black Hills Corp.†

1,755

56,265

Realty Income Corp.†

2,006

45,657

Aquila, Inc.*

11,420

43,053

Horace Mann Educators Corp.

3,222

45,172

Sierra Pacific Resources

2,719

34,559

Washington Federal, Inc.†

2,387

43,205

Colonial BancGroup, Inc.†

9,085

40,156

Total Utilities

1,602,018

Wilmington Trust Corp.†

1,313

34,716

INDUSTRIALS 13.2%

Apollo Investment Corp.†

2,380

34,105

Kelly Services, Inc. — Class A

12,991

251,116

PacWest Bancorp†

1,460

21,725

YRC Worldwide, Inc.*†

15,816

235,184

The PMI Group, Inc.†

9,910

19,325

Federal Signal Corp.†

12,600

151,200

Total Financials

2,956,737

Avis Budget Group, Inc.*†

16,662

139,461

GATX Corp.

2,440

108,165

76

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

MID-CAP VALUE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Trinity Industries, Inc.†

2,960

$

102,683

SECURITIES LENDING COLLATERAL 43.1%

Alaska Air Group, Inc.*†

5,407

82,943

Mount Vernon Securities

Manpower, Inc.

1,422

82,817

Lending Trust Prime

United Rentals, Inc.*

3,926

76,989

Portfolio (Note 9)

4,733,265

$

4,733,265

Timken Co.†

2,143

70,591

Total Securities Lending Collateral

Werner Enterprises, Inc.†

3,721

69,136

(Cost $4,733,265)

4,733,265

Teleflex, Inc.

724

40,247

JetBlue Airways Corp.*†

9,800

36,554

FACE

Total Industrials

1,447,086

AMOUNT

INFORMATION TECHNOLOGY 7.9%

REPURCHASE AGREEMENT 0.6%

Imation Corp.†

9,411

215,700

Repurchase Agreement (Note 5)

Ingram Micro, Inc. — Class A*

7,649

135,770

Lehman Brothers Holdings, Inc.

Palm, Inc.†

19,860

107,045

issued 06/30/08 at 0.25%

Acxiom Corp.

8,638

99,251

due 07/01/08

$67,487

67,487

Tech Data Corp.*

2,796

94,756

Vishay Intertechnology, Inc.*

7,505

66,569

Total Repurchase Agreement

Diebold, Inc.

1,630

57,995

(Cost $67,487)

67,487

Arrow Electronics, Inc.*†

1,562

47,985

Total Investments 143.3%

KEMET Corp.*†

12,648

40,980

(Cost $16,060,953)

$15,728,288

Total Information Technology

866,051

Liabilities in Excess

MATERIALS 7.7%

of Other Assets – (43.3)%

$ (4,749,075)

Olin Corp.†

5,516

144,409

Net Assets – 100.0%

$10,979,213

Chemtura Corp.

18,591

108,571

RPM International, Inc.†

5,127

105,616

Worthington Industries, Inc.†

4,717

96,698

Ferro Corp.

4,622

86,709

Louisiana-Pacific Corp.†

8,740

74,203

Sonoco Products Co.

2,003

61,993

Valspar Corp.†

3,163

59,812

Sensient Technologies Corp.

1,543

43,451

Lubrizol Corp.

745

34,516

Cabot Corp.†

1,346

32,721

Total Materials

848,699

HEALTH CARE 4.3%

Health Management Associates,

Inc. — Class A*†

29,256

190,457

Kindred Healthcare, Inc.*†

5,870

168,821

Omnicare, Inc.†

4,260

111,697

Total Health Care

470,975

CONSUMER STAPLES 2.3%

Universal Corp.

2,593

117,255

Smithfield Foods, Inc.*

2,794

55,545

Ruddick Corp.†

1,176

40,349

J.M. Smucker Co.

963

39,136

Total Consumer Staples

252,285

Total Common Stocks

(Cost $11,260,201)

10,927,536

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

77

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

LARGE-CAP VALUE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.3%

Fifth Third Bancorp†

6,730

$

68,511

MBIA, Inc.†

15,010

65,894

FINANCIALS 28.0%

Lehman Brothers

E*Trade Financial Corp.*†

89,540

$

281,156

Holdings, Inc.†

1,332

26,387

Freddie Mac†

12,850

210,740

Total Financials

5,481,723

Allstate Corp.†

4,379

199,639

CONSUMER DISCRETIONARY 22.9%

Apartment Investment &

KB HOME†

27,010

457,279

Management Co. —

D.R. Horton, Inc.†

41,870

454,289

Class A†

5,410

184,265

Lennar Corp. — Class A†

31,390

387,353

Washington Mutual, Inc.†

33,931

167,280

Jones Apparel Group, Inc.†

24,550

337,562

Equity Residential†

4,318

165,250

Dillard’s, Inc. — Class A†

27,219

314,924

Marsh & McLennan Cos., Inc.†

5,810

154,256

AutoNation, Inc.*†

23,311

233,576

Sovereign Bancorp, Inc.†

20,740

152,646

New York Times Co. —

Travelers Cos, Inc.

3,417

148,298

Class A†

14,646

225,402

American Capital

Leggett & Platt, Inc.†

11,643

195,253

Strategies Ltd.*†

6,064

144,141

Centex Corp.†

13,180

176,217

Citigroup, Inc.†

8,376

140,382

Whirlpool Corp.†

2,784

171,856

Comerica, Inc.†

5,440

139,427

Gannett Co., Inc.

7,770

168,376

BB&T Corp.†

5,989

136,370

CBS Corp.†

8,322

162,196

HCP, Inc.†

4,075

129,626

Big Lots, Inc.*†

5,130

160,261

JPMorgan Chase & Co.

3,694

126,741

Ford Motor Co.*†

31,551

151,760

First Horizon National Corp.†

16,976

126,132

Macy’s, Inc.†

7,739

150,291

Regions Financial Corp.†

11,474

125,181

Office Depot, Inc.*†

11,640

127,342

Bank of America Corp.†

5,236

124,983

Limited Brands, Inc.†

6,820

114,917

Morgan Stanley†

3,461

124,838

Time Warner, Inc.

6,806

100,729

KeyCorp†

11,189

122,855

J.C. Penney Co., Inc.†

2,638

95,733

CIT Group, Inc.†

17,883

121,783

Eastman Kodak Co.†

6,558

94,632

Developers Diversified

Liz Claiborne, Inc.†

5,580

78,957

Realty Corp.†

3,276

113,710

Mattel, Inc.

4,290

73,445

Genworth Financial, Inc. —

Carnival Corp.†

1,887

62,196

Class A

6,304

112,274

Marshall & Ilsley Corp.†

7,230

110,836

Total Consumer Discretionary

4,494,546

Cincinnati Financial Corp.†

4,321

109,753

UTILITIES 18.1%

Wachovia Corp.†

6,847

106,334

Integrys Energy Group, Inc.†

7,498

381,123

Zions Bancorporation†

3,330

104,862

NiSource, Inc.

19,710

353,203

National City Corp.†

21,571

102,894

DTE Energy Co.

6,707

284,645

Huntington Bancshares, Inc.†

17,791

102,654

TECO Energy, Inc.

12,980

278,940

U.S. Bancorp†

3,660

102,077

Duke Energy Corp.

12,945

224,984

Lincoln National Corp.

2,169

98,299

Nicor, Inc.†

5,197

221,340

ACE Ltd.

1,743

96,022

Progress Energy, Inc.†

5,178

216,596

XL Capital Ltd.†

4,657

95,748

Pepco Holdings, Inc.

7,870

201,866

Host Hotels & Resorts, Inc.†

6,986

95,359

Pinnacle West Capital Corp.†

6,348

195,328

SunTrust Banks, Inc.

2,607

94,426

Consolidated Edison, Inc.†

4,954

193,652

Capital One Financial Corp.†

2,440

92,744

Xcel Energy, Inc.

8,403

168,648

Hartford Financial Services

Ameren Corp.†

3,469

146,496

Group, Inc.

1,384

89,365

CenterPoint Energy, Inc.

8,759

140,582

M&T Bank Corp.†

1,184

83,519

Southern Co.†

3,252

113,560

Wells Fargo & Co.†

3,431

81,486

PG&E Corp.

2,704

107,322

General Growth

CMS Energy Corp.†

7,185

107,057

Properties, Inc.†

2,295

80,394

American Electric Power

Merrill Lynch & Co., Inc.†

2,393

75,882

Co., Inc.†

2,639

106,167

Chubb Corp.†

1,544

75,671

Dominion Resources, Inc.†

2,021

95,977

PNC Financial Services

Total Utilities

3,537,486

Group, Inc.†

1,237

70,633

78

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

LARGE-CAP VALUE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

INDUSTRIALS 5.5%

ENERGY 2.8%

Ryder System, Inc.†

5,729

$

394,613

Spectra Energy Corp.†

18,974

$

545,313

Tyco International Ltd.†

3,990

159,759

Total Energy

545,313

Masco Corp.†

9,727

153,006

Total Common Stocks

Allied Waste Industries, Inc.*

11,505

145,193

(Cost $21,185,158)

19,454,568

RR Donnelley & Sons Co.†

3,217

95,513

Avery Dennison Corp.†

1,570

68,970

SECURITIES LENDING COLLATERAL 43.5%

Northrop Grumman Corp.

994

66,499

Mount Vernon Securities

Lending Trust Prime

Total Industrials

1,083,553

Portfolio (Note 9)

8,520,085

8,520,085

CONSUMER STAPLES 5.1%

Total Securities Lending Collateral

Tyson Foods, Inc. — Class A

23,447

350,298

(Cost $8,520,085)

8,520,085

SUPERVALU, INC.†

8,177

252,588

Kroger Co.

4,644

134,072

Dean Foods Co.*†

5,420

106,340

FACE

Safeway, Inc.†

2,693

76,885

AMOUNT

Reynolds American, Inc.†

1,635

76,306

REPURCHASE AGREEMENT 0.8%

Total Consumer Staples

996,489

Repurchase Agreement (Note 5)

MATERIALS 4.9%

Lehman Brothers Holdings, Inc.

Ashland, Inc.†

5,669

273,246

issued 06/30/08 at 0.25%

Weyerhaeuser Co.†

3,213

164,313

due 07/01/08

$148,014

148,014

International Paper Co.†

7,052

164,312

Total Repurchase Agreement

Dow Chemical Co.†

4,161

145,260

(Cost $148,014)

148,014

Bemis Co.†

5,513

123,601

Total Investments 143.6%

MeadWestvaco Corp.

3,415

81,414

(Cost $29,853,257)

$ 28,122,667

Total Materials

952,146

Liabilities in Excess

HEALTH CARE 4.5%

of Other Assets – (43.6)%

$ (8,539,612)

AmerisourceBergen Corp.

7,240

289,528

Net Assets – 100.0%

$ 19,583,055

McKesson Corp.

2,424

135,526

Tenet Healthcare Corp.*†

24,296

135,086

Covidien Ltd.

2,434

116,564

Cardinal Health, Inc.†

2,249

116,003

Pfizer, Inc.†

5,234

91,438

Total Health Care

884,145

TELECOMMUNICATION SERVICES 4.0%

Embarq Corp.

3,429

162,089

Sprint Nextel Corp.†

15,580

148,010

Citizens Communications Co.†

12,759

144,687

Verizon Communications,

Inc.†

3,638

128,785

Windstream Corp.†

9,438

116,465

AT&T, Inc.

2,493

83,989

Total Telecommunication Services

784,025

INFORMATION TECHNOLOGY 3.5%

Jabil Circuit, Inc.

18,000

295,380

Electronic Data Systems Corp.

10,416

256,650

Micron Technology, Inc.*†

23,852

143,112

Total Information Technology

695,142

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

79

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

SMALL-CAP GROWTH FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.5%

Concur Technologies, Inc.*†

1,950

$

64,799

Epicor Software Corp.*†

9,330

64,470

CONSUMER DISCRETIONARY 23.9%

SPSS, Inc.*†

1,740

63,284

PetMed Express, Inc.*†

9,363

$

114,697

Faro Technologies, Inc.*†

2,480

62,422

Panera Bread Co. —

Ansys, Inc.*†

1,312

61,821

Class A*†

2,470

114,262

CACI International, Inc. —

Volcom, Inc.*†

4,570

109,360

Class A*†

1,276

58,403

Coinstar, Inc.*†

3,325

108,761

Intevac, Inc.*†

5,098

57,505

Gymboree Corp.*

2,465

98,773

Netgear, Inc.*†

3,826

53,028

Meritage Homes Corp.*

6,471

98,165

Tyler Technologies, Inc.*

3,865

52,448

Stage Stores, Inc.†

7,863

91,761

Blackbaud, Inc.†

2,378

50,889

NutriSystem, Inc.†

6,050

85,547

Smith Micro Software, Inc.*†

8,870

50,559

Pool Corp.†

4,400

78,144

DealerTrack Holdings, Inc.*†

3,430

48,397

K-Swiss, Inc. — Class A†

5,295

77,837

EPIQ Systems, Inc.*

3,365

47,783

Hibbett Sports Inc.*†

3,616

76,298

Daktronics, Inc.†

2,320

46,794

Papa John’s International,

Scansource, Inc.*†

1,633

43,699

Inc.*

2,805

74,585

Micros Systems, Inc.*†

1,430

43,601

Arbitron, Inc.

1,470

69,825

Sonic Solutions, Inc.*†

7,069

42,131

Standard-Pacific Corp.†

20,606

69,648

Diodes, Inc.*†

1,447

39,995

Pre-Paid Legal Services, Inc.*

1,659

67,389

Secure Computing Corp.*

9,180

38,005

Jos. A. Bank Clothiers, Inc.*†

2,447

65,457

InfoSpace, Inc.

4,494

37,435

Stamps.com, Inc.*

4,940

61,651

Stratasys, Inc.*†

1,580

29,167

CEC Entertainment, Inc.*†

2,168

60,726

Brightpoint, Inc.*†

3,980

29,054

Zumiez, Inc.*†

3,650

60,517

LoJack Corp.*

2,910

23,164

Dress Barn, Inc.*

4,335

58,002

ViaSat, Inc.*†

1,130

22,837

P.F. Chang’s China Bistro, Inc.*

2,560

57,190

Global Payments, Inc.

1

47

Tractor Supply Co.*†

1,881

54,624

Total Information Technology

1,996,893

Polaris Industries, Inc.†

1,350

54,513

HEALTH CARE 18.0%

Deckers Outdoor Corp.*

355

49,416

HealthExtras, Inc.*

5,104

153,835

Shuffle Master, Inc.*†

9,219

45,542

Martek Biosciences Corp.*†

4,020

135,514

Drew Industries, Inc.*†

2,755

43,942

LHC Group, Inc.*

5,396

125,457

Sonic Corp.*†

2,948

43,630

inVentiv Health, Inc.*†

3,000

83,370

Fossil, Inc.*†

1,218

35,407

Palomar Medical

Universal Technical

Technologies, Inc.*†

7,235

72,205

Institute, Inc.*

2,770

34,514

Integra LifeSciences

Monarch Casino &

Holdings Corp.*†

1,586

70,545

Resort, Inc.*†

2,542

29,996

AMN Healthcare

Christopher & Banks Corp.†

4,162

28,302

Services, Inc.*†

4,156

70,320

CROCS, Inc.*†

3,320

26,593

Immucor, Inc.*†

2,631

68,090

LKQ Corp.*†

1,470

26,563

PharMerica Corp.*

2,900

65,511

WMS Industries, Inc.*†

798

23,756

Cooper Cos., Inc.†

1,515

56,282

Select Comfort Corp.*

10,370

17,007

Sciele Pharma, Inc.*†

2,689

52,032

Total Consumer Discretionary

2,212,400

Dionex Corp.*†

765

50,773

INFORMATION TECHNOLOGY 21.6%

Sunrise Senior Living, Inc.*†

2,195

49,344

j2 Global Communications,

Idexx Laboratories, Inc.*

974

47,473

Inc.*†

6,180

142,140

Molina Healthcare, Inc.*†

1,893

46,076

Ansoft Corp.*

3,220

117,208

Healthways, Inc.*†

1,433

42,417

Bankrate, Inc.*†

2,803

109,513

AmSurg Corp.*

1,710

41,639

Websense, Inc.*

5,750

96,830

Kendle International, Inc.*†

1,140

41,416

Wright Express Corp.*†

3,880

96,224

Kensey Nash Corp.*

1,268

40,639

Quality Systems, Inc.†

3,132

91,705

Abaxis, Inc.*

1,660

40,056

Factset Research

Pediatrix Medical Group, Inc.*

806

39,679

Systems, Inc.†

1,361

76,706

Amedisys, Inc.*†

781

39,378

United Online, Inc.†

6,950

69,709

Merit Medical Systems, Inc.*

2,585

38,000

Comtech Telecommunications

SurModics, Inc.*†

811

36,365

Corp.*†

1,329

65,121

LCA-Vision, Inc.†

6,810

32,484

80

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

SMALL-CAP GROWTH FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

American Medical Systems

Simpson Manufacturing

Holdings, Inc.*†

2,156

$

32,232

Co., Inc.†

2,204

$

52,323

Air Methods Corp.*

1,140

28,500

Curtiss-Wright Corp.†

1,165

52,122

Haemonetics Corp.*

440

24,402

Heartland Express, Inc.†

3,475

51,812

ICU Medical, Inc.*†

1,046

23,932

Waste Connections, Inc.*†

1,244

39,721

PharmaNet Development

Toro Co.†

1,118

37,196

Group, Inc.*†

1,304

20,564

Teledyne Technologies, Inc.*

760

37,080

Total Health Care

1,668,530

AAR Corp.*†

1,640

22,189

ENERGY 12.8%

Total Industrials

687,786

Basic Energy Services, Inc.*†

5,935

186,952

CONSUMER STAPLES 3.9%

Unit Corp.*†

2,029

168,346

Mannatech, Inc.†

20,519

111,623

St. Mary Land &

USANA Health Sciences, Inc.*

3,056

82,115

Exploration Co.†

2,526

163,281

Green Mountain Coffee

Hornbeck Offshore

Roasters, Inc.*†

1,320

49,592

Services, Inc.*†

2,141

120,988

Chattem, Inc.*†

640

41,632

Penn Virginia Corp.†

1,512

114,035

Boston Beer Co., Inc. —

Petroleum Development

Class A*

1,010

41,087

Corp.*†

1,678

111,570

United Natural Foods, Inc.*†

1,620

31,558

Helix Energy Solutions

Total Consumer Staples

357,607

Group, Inc.*

2,180

90,775

MATERIALS 3.2%

CARBO Ceramics, Inc.†

1,376

80,290

Headwaters, Inc.*†

7,799

91,794

Superior Well Services, Inc.*

2,170

68,811

NewMarket Corp.†

1,310

86,761

Oceaneering

Deltic Timber Corp.

1,560

83,476

International, Inc.*

736

56,709

Brush Engineered

Dril-Quip, Inc.*

450

28,350

Materials, Inc.*

1,270

31,013

Total Energy

1,190,107

Total Materials

293,044

FINANCIALS 8.7%

Total Common Stocks

TradeStation Group, Inc.*†

9,380

95,207

(Cost $7,917,121)

9,210,034

Portfolio Recovery

Associates, Inc.*†

2,488

93,300

SECURITIES LENDING COLLATERAL 49.7%

Wilshire Bancorp, Inc.

10,640

91,185

Mount Vernon Securities

optionsXpress Holdings, Inc.†

3,930

87,796

Lending Trust Prime

Infinity Property &

Portfolio (Note 9)

4,599,622

4,599,622

Casualty Corp.†

1,943

80,673

Total Securities Lending Collateral

Zenith National Insurance Corp.

2,240

78,758

(Cost $4,599,622)

4,599,622

World Acceptance Corp.*†

2,124

71,515

Philadelphia Consolidated

FACE

Holding Corp.*

1,829

62,131

AMOUNT

Nara Bancorp, Inc.†

4,637

49,755

REPURCHASE AGREEMENT 1.1%

PrivateBancorp, Inc.†

1,439

43,717

Repurchase Agreement (Note 5)

First Cash Financial

Lehman Brothers Holdings, Inc.

Services, Inc.*†

2,850

42,722

issued 06/30/08 at 0.25%

UCBH Holdings, Inc.†

3,070

6,908

due 07/01/08

$104,778

104,778

Total Financials

803,667

Total Repurchase Agreement

INDUSTRIALS 7.4%

(Cost $104,778)

104,778

Landstar System, Inc.†

2,161

119,331

Total Investments 150.3%

Knight Transportation, Inc.†

4,128

75,542

(Cost $12,621,521)

$ 13,914,434

Ceradyne, Inc.*†

2,159

74,054

Liabilities in Excess

Orbital Sciences Corp.*†

3,060

72,094

of Other Assets – (50.3)%

$  (4,654,964)

Forward Air Corp.†

1,570

54,322

Net Assets – 100.0%

$

9,259,470

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

81

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

MID-CAP GROWTH FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.4%

Global Payments, Inc.†

5,137

$

239,384

Plantronics, Inc.

10,141

226,347

CONSUMER DISCRETIONARY 26.8%

Alliance Data Systems Corp.*

3,266

184,692

Aeropostale, Inc.*†

17,624

$

552,160

ValueClick, Inc.*†

11,920

180,588

DreamWorks Animation

Trimble Navigation Ltd.*

4,410

157,437

SKG, Inc. — Class A*

17,670

526,743

SRA International, Inc. —

Urban Outfitters, Inc.*†

14,510

452,567

Class A*†

6,772

152,099

NVR, Inc.*†

888

444,071

Harris Corp.

2,894

146,118

Ross Stores, Inc.†

11,220

398,535

Gartner, Inc. — Class A*†

6,130

127,014

Strayer Education, Inc.†

1,903

397,860

Macrovision Solutions Corp.*†

8,260

123,570

Getty Images, Inc.*†

11,070

375,605

Fair Isaac Corp.†

5,880

122,128

Toll Brothers, Inc.*†

18,297

342,703

Total Information Technology

5,305,063

Marvel Entertainment, Inc.*†

10,400

334,256

HEALTH CARE 16.8%

ITT Educational Services, Inc.*

3,856

318,621

Psychiatric Solutions, Inc.*†

16,043

607,067

Dollar Tree, Inc.*

8,288

270,935

Sepracor, Inc.*†

20,149

401,368

The Warnaco Group, Inc.*†

6,134

270,325

Invitrogen Corp.*

9,704

380,979

Valassis Communications, Inc.*†

20,893

261,580

Endo Pharmaceuticals

Advance Auto Parts, Inc.

6,706

260,394

Holdings, Inc.*†

14,100

341,079

Chico’s FAS, Inc.*†

47,701

256,154

Kinetic Concepts, Inc.*†

8,070

322,074

Timberland Co. — Class A*†

15,661

256,057

Techne Corp.*†

3,712

287,272

Corinthian Colleges, Inc.*†

19,895

230,981

Pharmaceutical Product

Under Armour, Inc.*†

8,860

227,170

Development, Inc.

5,999

257,357

Matthews International

VCA Antech, Inc.*†

9,190

255,298

Corp. — Class A

5,019

227,160

Apria Healthcare Group, Inc.*

13,113

254,261

John Wiley & Sons,

Hologic, Inc.*†

10,850

236,530

Inc. — Class A

4,882

219,837

Lincare Holdings, Inc.*

7,786

221,122

Career Education Corp.*†

14,576

212,955

Community Health

Chipotle Mexican Grill,

Systems, Inc.*

6,620

218,328

Inc. — Class A*†

2,400

198,288

Gen-Probe, Inc.*†

4,048

192,199

Scientific Games

ResMed, Inc.*†

5,356

191,423

Corp. — Class A*†

6,472

191,701

Par Pharmaceutical Cos., Inc.*†

11,005

178,611

Williams-Sonoma, Inc.†

9,006

178,679

Affymetrix, Inc.*†

16,090

165,566

Sotheby’s†

6,340

167,186

Henry Schein, Inc.*†

2,868

147,903

Pacific Sunwear of

Cerner Corp.*†

3,176

143,492

California, Inc.*†

18,938

161,541

Covance, Inc.*†

1,626

139,868

American Eagle Outfitters, Inc.

11,156

152,056

Charles River Laboratories

Cheesecake Factory, Inc.*†

9,039

143,811

International, Inc.*†

1,899

121,384

O’Reilly Automotive, Inc.*†

5,915

132,200

Medicis Pharmaceutical

Guess?, Inc.†

3,361

125,870

Corp. — Class A†

5,597

116,306

Total Consumer Discretionary

8,288,001

Total Health Care

5,179,487

INFORMATION TECHNOLOGY 17.2%

ENERGY 11.2%

Digital River, Inc.*†

15,940

614,965

Encore Acquisition Co.*†

16,350

1,229,357

Western Digital Corp.*†

13,241

457,212

Cimarex Energy Co.†

7,770

541,336

F5 Networks, Inc.*†

15,890

451,594

Pioneer Natural Resources Co.†

4,258

333,316

Flir Systems, Inc.*†

10,580

429,230

FMC Technologies, Inc.*†

4,044

311,105

Silicon Laboratories, Inc.*†

9,689

349,676

Denbury Resources, Inc.*†

8,218

299,957

Cree, Inc.*†

12,575

286,836

Newfield Exploration Co.*

4,126

269,221

DST Systems, Inc.*†

5,134

282,627

Quicksilver Resources, Inc.*

6,620

255,797

ACI Worldwide, Inc.*†

15,900

279,681

Frontier Oil Corp.†

9,260

221,407

Amphenol Corp. — Class A

5,657

253,886

McAfee, Inc.*†

7,052

239,979

Total Energy

3,461,496

82

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

MID-CAP GROWTH FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

INDUSTRIALS 10.2%

SECURITIES LENDING COLLATERAL 42.6%

Joy Global, Inc.

6,600

$

500,478

Mount Vernon Securities

Navigant Consulting, Inc.*†

21,263

415,904

Lending Trust Prime

Alliant Techsystems, Inc.*†

3,101

315,310

Portfolio (Note 9)

13,152,489

$

13,152,489

Graco, Inc.†

7,392

281,413

Total Securities Lending Collateral

Dun & Bradstreet Corp.

2,807

246,006

(Cost $13,152,489)

13,152,489

Korn/Ferry International, Inc.*

13,842

217,735

Fastenal Co.†

4,784

206,477

Corporate Executive Board Co.

4,664

196,121

FACE

AMOUNT

Donaldson Co., Inc.†

4,390

195,970

Copart, Inc.*†

4,279

183,227

REPURCHASE AGREEMENT 0.4%

Rollins, Inc.

10,293

152,542

Repurchase Agreement (Note 5)

Mine Safety Appliances Co.†

3,410

136,366

Lehman Brothers Holdings, Inc.

Stericycle, Inc.*†

2,240

115,808

issued 06/30/08 at 0.25%

Total Industrials

3,163,357

due 07/01/08

$134,313

134,313

MATERIALS 9.3%

Total Repurchase Agreement

Cleveland-Cliffs, Inc.†

8,944

1,066,035

(Cost $134,313)

134,313

Steel Dynamics, Inc.†

14,982

585,347

Total Investments 142.4%

Commercial Metals Co.†

13,849

522,107

(Cost $39,464,002)

$

44,010,374

CF Industries Holdings, Inc.

2,415

369,012

Liabilities in Excess

Terra Industries, Inc.†

6,586

325,019

of Other Assets – (42.4)%

$ (13,108,301)

Total Materials

2,867,520

Net Assets – 100.0%

$

30,902,073

FINANCIALS 4.5%

Jones Lang LaSalle, Inc.†

5,604

337,305

W.R. Berkley Corp.

10,428

251,940

Eaton Vance Corp.†

5,895

234,385

Brown & Brown, Inc.†

11,913

207,167

Affiliated Managers

Group, Inc.*†

2,080

187,325

SEI Investments Co.

7,953

187,055

Total Financials

1,405,177

CONSUMER STAPLES 3.4%

Hansen Natural Corp.*†

11,447

329,903

NBTY, Inc.*

8,436

270,458

Energizer Holdings, Inc.*†

3,622

264,732

Church & Dwight Co., Inc.

3,343

188,378

Total Consumer Staples

1,053,471

Total Common Stocks

(Cost $26,177,200)

30,723,572

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

83

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

LARGE-CAP GROWTH FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.3%

Yum! Brands, Inc.†

4,836

$

169,695

Lowe’s Cos., Inc.†

7,885

163,614

INFORMATION TECHNOLOGY 17.2%

Black & Decker Corp.†

2,837

163,156

Google, Inc. — Class A*

552

$

290,584

Goodyear Tire &

Cognizant Technology

Rubber Co.*†

8,830

157,439

Solutions Corp. — Class A*

8,572

278,676

Kohl’s Corp.*†

3,258

130,450

Yahoo!, Inc.*†

11,743

242,610

Best Buy Co., Inc.†

3,216

127,354

Apple, Inc.*

1,300

217,672

Omnicom Group, Inc.†

2,698

121,086

Dell, Inc.*†

9,754

213,417

Nike, Inc. — Class B†

1,954

116,478

Qualcomm, Inc.

4,589

203,614

McGraw-Hill Cos., Inc.†

2,820

113,138

Intuit, Inc.*

7,126

196,464

Harman International

Lexmark International, Inc.*†

5,570

186,205

Industries, Inc.

2,525

104,510

Adobe Systems, Inc.*

4,535

178,634

Polo Ralph Lauren Corp.†

1,594

100,071

Oracle Corp.*

8,259

173,439

GameStop Corp. — Class A*†

2,080

84,032

eBay, Inc.*

6,337

173,190

International Game

Akamai Technologies, Inc.*†

4,706

163,722

Technology, Inc.†

3,362

83,983

Symantec Corp.*†

8,451

163,527

Total Consumer Discretionary

4,451,247

Fiserv, Inc.*†

3,557

161,381

HEALTH CARE 16.8%

Cisco Systems, Inc.*

6,631

154,237

Intuitive Surgical, Inc.*†

1,070

288,258

Total System Services, Inc.

6,290

139,764

Zimmer Holdings, Inc.*

4,189

285,062

Autodesk, Inc.*†

3,938

133,144

Varian Medical Systems, Inc.*†

4,743

245,925

NetApp, Inc.*†

5,907

127,946

Express Scripts, Inc.*†

3,856

241,848

Microsoft Corp.

4,450

122,419

Forest Laboratories, Inc.*

6,745

234,321

SanDisk Corp.*†

6,205

116,033

Gilead Sciences, Inc.*†

4,396

232,768

QLogic Corp.*†

7,947

115,947

IMS Health, Inc.

9,383

218,624

Western Union Co.†

4,520

111,734

Amgen, Inc.*

4,038

190,432

Citrix Systems, Inc.*†

3,549

104,376

St. Jude Medical, Inc.*

4,561

186,454

Electronic Arts, Inc.*†

2,081

92,459

Celgene Corp.*

2,886

184,329

National Semiconductor

Waters Corp.*

2,812

181,374

Corp.†

4,348

89,308

Medtronic, Inc.†

3,484

180,297

Motorola, Inc.†

12,050

88,447

Biogen Idec, Inc.*†

2,960

165,434

MEMC Electronic

Patterson Cos., Inc.*†

5,208

153,063

Materials, Inc.*

1,318

81,110

Laboratory Corporation of

BMC Software, Inc.*

2,070

74,520

America Holdings*†

2,153

149,913

Nvidia Corp.*†

3,610

67,579

Stryker Corp.†

2,364

148,648

Total Information Technology

4,462,158

Hospira, Inc.*

3,619

145,158

CONSUMER DISCRETIONARY 17.1%

Quest Diagnostics, Inc.

2,673

129,560

Coach, Inc.*

10,565

305,117

Barr Pharmaceuticals, Inc.*†

2,833

127,712

Sears Holdings Corp.*†

3,560

262,229

Johnson & Johnson, Inc.

1,932

124,305

Amazon.com, Inc.*†

3,484

255,482

Coventry Health Care, Inc.*

4,075

123,962

TJX Cos., Inc.†

7,821

246,127

C.R. Bard, Inc.†

1,252

110,113

Bed Bath & Beyond, Inc.*†

8,003

224,884

Becton, Dickinson & Co.†

1,311

106,584

AutoZone, Inc.*

1,830

221,448

UnitedHealth Group, Inc.

4,058

106,523

H&R Block, Inc.†

9,581

205,033

Genzyme Corp.*

1,430

102,989

Abercrombie & Fitch

Total Health Care

4,363,656

Co. — Class A†

3,198

200,451

ENERGY 16.1%

Darden Restaurants, Inc.†

6,155

196,591

XTO Energy, Inc.†

5,696

390,233

Apollo Group,

EOG Resources, Inc.†

2,507

328,918

Inc. — Class A*†

4,161

184,166

Chesapeake Energy Corp.†

4,961

327,228

Starbucks Corp.*†

10,982

172,857

Apache Corp.

2,163

300,657

Harley-Davidson, Inc.†

4,729

171,473

ConocoPhillips

2,570

242,582

Expedia, Inc.*†

9,270

170,383

Schlumberger Ltd.

2,180

234,197

84

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

LARGE-CAP GROWTH FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Halliburton Co.†

4,380

$

232,447

Equifax, Inc.

3,170

$

106,575

Murphy Oil Corp.†

2,370

232,378

Jacobs Engineering

Devon Energy Corp.

1,754

210,761

Group, Inc.*†

890

71,823

BJ Services Co.†

6,489

207,259

Rockwell Automation, Inc.†

1,590

69,531

Transocean, Inc.*†

1,269

193,383

Total Industrials

1,971,033

Sunoco, Inc.†

4,540

184,733

CONSUMER STAPLES 7.1%

Consol Energy, Inc.†

1,560

175,297

Anheuser-Busch Cos., Inc.

3,413

212,015

Exxon Mobil Corp.

1,915

168,769

Clorox Co.

3,488

182,074

Smith International, Inc.†

1,798

149,486

Avon Products, Inc.†

4,802

172,968

Cabot Oil & Gas Corp.

2,190

148,329

UST, Inc.†

2,942

160,663

Valero Energy Corp.

3,330

137,129

Kellogg Co.†

3,197

153,520

Southwestern Energy Co.*†

2,620

124,738

Colgate-Palmolive Co.

2,187

151,122

Baker Hughes, Inc.

1,170

102,188

WM Wrigley Jr Co.

1,936

150,582

Cameron International

Estee Lauder Cos.,

Corp.*†

1,760

97,416

Inc. — Class A†

3,220

149,569

Total Energy

4,188,128

Campbell Soup Co.

4,307

144,112

FINANCIALS 8.6%

Hershey Co.†

4,353

142,691

CB Richard Ellis Group,

Pepsi Bottling Group, Inc.

4,370

122,010

Inc. — Class A*

15,210

292,032

PepsiCo, Inc.

1,693

107,658

Safeco Corp.†

4,150

278,714

Total Consumer Staples

1,848,984

Moody’s Corp.†

7,900

272,076

MATERIALS 7.1%

Progressive Corp.†

13,920

260,582

United States Steel Corp.

2,710

500,754

SLM Corp.*†

11,700

226,395

Nucor Corp.†

4,593

342,959

IntercontinentalExchange,

Freeport-McMoRan Copper

Inc.*

1,750

199,500

& Gold, Inc.†

2,550

298,835

Leucadia National Corp.†

4,171

195,787

Ball Corp.†

5,101

243,522

Federated Investors,

Titanium Metals Corp.†

9,740

136,263

Inc. — Class B

4,420

152,136

Sigma-Aldrich Corp.†

2,290

123,339

CME Group, Inc.†

350

134,117

Ecolab, Inc.†

2,558

109,968

Franklin Resources, Inc.

1,020

93,483

Pactiv Corp.*

3,856

81,863

American Express Co.†

2,180

82,121

NYSE Euronext†

1,100

55,726

Total Materials

1,837,503

Total Financials

2,242,669

UTILITIES 1.7%

Questar Corp.

2,290

162,681

INDUSTRIALS 7.6%

AES Corp.*†

7,528

144,613

Cummins, Inc.

3,010

197,215

Constellation Energy

Caterpillar, Inc.†

2,610

192,670

Group, Inc.

1,720

141,212

Expeditors International

of Washington, Inc.†

4,160

178,880

Total Utilities

448,506

Lockheed Martin Corp.†

1,470

145,030

Total Common Stocks

CH Robinson

(Cost $23,698,528)

25,813,884

Worldwide, Inc.†

2,600

142,584

SECURITIES LENDING COLLATERAL 36.5%

Danaher Corp.†

1,828

141,305

Mount Vernon Securities

L-3 Communications

Lending Trust

Holdings, Inc.†

1,464

133,034

Prime Portfolio (Note 9)

9,491,074

9,491,074

Pitney Bowes, Inc.†

3,850

131,285

Total Securities Lending Collateral

General Dynamics Corp.†

1,456

122,595

(Cost $9,491,074)

9,491,074

Rockwell Collins, Inc.

2,408

115,488

ITT Corporation†

1,810

114,627

Terex Corp.*

2,110

108,391

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

85

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

LARGE-CAP GROWTH FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENT 0.7%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

$178,023

$

178,023

Total Repurchase Agreement

(Cost $178,023)

178,023

Total Investments 136.5%

(Cost $33,367,625)

$ 35,482,981

Liabilities in Excess

of Other Assets – (36.5)%

$ (9,479,901)

Net Assets – 100.0%

$ 26,003,080

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 9.

86

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

U.S. GOVERNMENT MONEY MARKET FUND

FACE

MARKET

AMOUNT

VALUE

FEDERAL AGENCY DISCOUNT NOTES 48.4%

Fannie Mae*

2.44% due 10/27/08

$30,000,000

$

29,760,067

2.20% due 09/22/08

25,000,000

24,873,194

Farmer Mac*

2.00% due 08/07/08

25,000,000

24,948,611

Federal Home Loan Bank*

2.30% due 08/29/08

25,000,000

24,905,764

Freddie Mac*

2.05% due 07/11/08

25,000,000

24,985,764

2.74% due 07/28/08

25,000,000

24,948,625

Total Federal Agency Discount Notes

(Cost $154,422,025)

154,422,025

REPURCHASE AGREEMENTS 56.1%

Repurchase Agreements (Note 5)

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75%

due 07/01/08

44,858,105

44,858,105

UBS Financial Services, Inc.

issued 06/30/08 at 1.74%

due 07/01/08

44,858,105

44,858,105

Morgan Stanley

issued 06/30/08 at 1.70%

due 07/01/08

44,858,105

44,858,105

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

44,425,913

44,425,913

Total Repurchase Agreements

(Cost $179,000,228)

179,000,228

Total Investments 104.5%

(Cost $333,422,253)

$ 333,422,253

Liabilities in Excess

of Other Assets – (4.5)%

$ (14,390,751)

Net Assets – 100.0%

$ 319,031,502

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

87

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

Inverse

Inverse

S&P 500

NASDAQ-100®

Nova

Strategy

NASDAQ-100®

Strategy

Fund

Fund

Fund

Fund

ASSETS

Investment Securities*

$

53,196,324

$

6,000,000

$

59,390,808

$

3,999,535

Repurchase Agreements*

758,592

75,251,903

244,093

10,666,184

Segregated Cash with Broker

2,353,898

7,719,595

832,857

1,972,236

Cash

5,626,003

—

13,886,357

—

Unrealized Appreciation on Swaps

—

882,420

—

629,365

Receivable for Swap Units Sold

119,190

883,643

165,649

—

Variation Margin on Futures Contracts

453,215

—

—

106,470

Receivable for Securities Sold

188,812

—

—

—

Receivable for Fund Shares Sold

185,692

19,971,251

2,745,242

5,586,125

Investment Income Receivable

59,288

2,804

2,886

400

Total Assets

62,941,014

110,711,616

77,267,892

22,960,315

LIABILITIES

Unrealized Depreciation on Swaps

477,095

—

323,204

—

Payable for Swap Units Sold

—

—

—

1,475,629

Variation Margin on Futures Contracts

—

669,730

281,261

—

Payable upon Return of Securities Loaned

9,900,011

—

12,116,434

—

Payable for Securities Purchased

—

—

—

—

Payable for Fund Shares Redeemed

912,042

16,389

1,041,237

18,730

Investment Advisory Fees Payable

35,398

28,296

41,621

12,110

Transfer Agent and Administrative Fees Payable

11,799

7,860

13,874

3,364

Distribution and Service Fees Payable

11,799

7,860

13,874

3,364

Portfolio Accounting Fees Payable

4,720

3,144

5,549

1,346

Custody Fees Payable

1,416

943

1,665

404

Other Liabilities

41,544

22,007

47,798

16,010

Total Liabilities

11,395,824

756,229

13,886,517

1,530,957

NET ASSETS

$

51,545,190

$109,955,387

$

63,381,375

$ 21,429,358

NET ASSETS CONSIST OF

Paid-In Capital

$140,837,838

$135,252,661

$ 428,792,417

$ 36,393,274

Undistributed Net Investment Income (Loss)

578,165

289,526

(92,160)

136,889

Accumulated Net Realized Loss on Investments

(93,378,833)

(27,023,057)

(382,211,260)

(16,222,696)

Net Unrealized Appreciation (Depreciation) on Investments

3,508,020

1,436,257

16,892,378

1,121,891

NET ASSETS

$

51,545,190

$109,955,387

$

63,381,375

$ 21,429,358

SHARES OUTSTANDING

6,317,368

2,301,334

3,975,301

1,138,081

NET ASSET VALUES

$8.16

$47.78

$15.94

$18.83

*  The cost of investments is $49,384,368, $81,251,903, $41,881,361, $14,665,719, $23,611,626, $19,807,400, $27,279,740, $5,687,878,

$4,001,528, $14,496,379, $8,621,714 and $57,900,545, respectively.

88

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

June 30, 2008

Inverse

Inverse

Government

S&P 500

NASDAQ-100®

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Russell 2000®

Long Bond

2x Strategy

2x Strategy

1.5x Strategy

Strategy

2x Strategy

1.5x Strategy

Strategy

1.2x Strategy

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$22,896,800

$ 24,577,005

$19,815,823

$ 3,499,437

$

2,724,096

$15,166,290

$ 1,999,943

$ 38,808,296

2,827,139

1,796,359

8,240,038

2,188,441

1,392,615

—

6,621,771

20,078,551

3,021,190

4,681,280

1,725,126

313,214

419,694

1,162,418

1,245,676

1,155,600

127

15,084,594

—

—

23

4,601,245

—

—

—

—

—

134,741

—

—

796,719

—

—

—

—

341,745

95,641

216,412

56,665

—

6,938

—

—

—

58,800

—

21,000

80,250

57,025

—

—

—

—

—

—

—

1,202,305

197,893

780,974

29,870

287,643

382,268

185,938

3,173,876

25,603

802

9,562

83

2,140

12,769

251

418,692

30,037,127

46,337,933

30,571,523

6,507,531

4,980,652

21,541,402

10,927,963

63,715,265

683,921

1,425,304

546,463

—

154,433

469,499

—

—

480,228

400,267

297,186

—

—

65,878

497,230

—

—

332,605

45,880

102,744

18,665

24,773

8,762

—

3,676,802

4,990,476

5,023,409

—

845,476

4,469,293

—

—

67,649

—

—

—

—

—

—

611,289

65,540

1,102,241

374,896

146,810

420

1,042,881

112,164

1,402,435

19,898

32,125

18,486

6,500

3,299

12,747

8,409

18,553

5,527

8,924

5,135

1,806

916

3,541

2,336

7,421

5,527

8,924

5,135

1,806

916

3,541

2,336

9,277

2,211

3,569

2,054

722

367

1,416

934

3,711

663

1,071

616

217

110

425

280

1,279

17,751

30,548

19,145

3,410

2,336

15,277

7,829

36,187

5,025,717

8,336,054

6,338,405

264,015

1,026,938

6,109,271

640,280

2,090,152

$25,011,410

$ 38,001,879

$24,233,118

$ 6,243,516

$ 3,953,714

$15,432,131

$10,287,683

$61,625,113

$31,519,039

$ 49,210,985

$27,545,353

$ 7,910,909

$

5,736,464

$19,421,356

$16,656,076

$64,849,863

101,419

(27,335)

24,237

36,578

57,963

54,436

88,106

—

(7,612,764)

(15,060,440)

(3,089,670)

(1,915,897)

(1,754,977)

(3,985,908)

(7,253,298)

(5,487,091)

1,003,716

3,878,669

(246,802)

211,926

(85,736)

(57,753)

796,799

2,262,341

$25,011,410

$ 38,001,879

$24,233,118

$ 6,243,516

$ 3,953,714

$15,432,131

$10,287,683

$61,625,113

1,757,866

1,727,717

1,223,002

172,330

226,753

535,011

273,277

5,079,706

$14.23

$22.00

$19.81

$36.23

$17.44

$28.84

$37.65

$12.13

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

89

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (concluded)

Inverse

Government

Long Bond

Europe 1.25x

Japan 1.25x

Dow 2x

Strategy

Strategy

Strategy

Strategy

Fund

Fund

Fund

Fund

ASSETS

Investment Securities*

$

3,000,000

$37,166,362

$

1,000,000

$ 25,892,720

Repurchase Agreements*

23,385,545

473,772

12,574,636

1,862,673

Segregated Cash with Broker

301,032

448,479

1,055,000

1,339,356

Cash

—

3,667,331

—

4,622,487

Unrealized Appreciation on Swaps

—

—

—

—

Receivable for Swap Units Sold

—

51,843

—

—

Variation Margin on Futures Contracts

—

483,130

—

—

Receivable for Securities Sold

—

—

—

—

Receivable for Fund Shares Sold

41

5,883

5,051

457,452

Investment Income Receivable

912

78,991

452

18,907

Total Assets

26,687,530

42,375,791

14,635,139

34,193,595

LIABILITIES

Short Sales at Market Value**

3,820,070

—

—

—

Payable to cover Short Sale

3,137,776

—

—

—

Unrealized Depreciation on Swaps

—

72,920

122,504

506,754

Payable for Swap Units Sold

—

—

85,986

285,597

Variation Margin on Futures Contracts

60,593

7,054

33,501

3,094

Payable upon Return of Securities Loaned

—

10,543,611

—

2,989,260

Payable for Securities Purchased

705

—

—

—

Payable for Fund Shares Redeemed

3,086,007

696,572

825,185

249,588

Investment Advisory Fees Payable

13,839

25,564

11,291

22,707

Transfer Agent and Administrative Fees Payable

3,844

7,101

3,136

6,307

Distribution and Service Fees Payable

3,844

7,101

3,136

6,307

Portfolio Accounting Fees Payable

1,538

2,840

1,255

2,523

Custody Fees Payable

461

852

376

757

Interest Payable

117,208

—

—

—

Other Liabilities

12,807

29,591

11,975

8,523

Total Liabilities

10,258,692

11,393,206

1,098,345

4,081,417

NET ASSETS

$ 16,428,838

$30,982,585

$13,536,794

$ 30,112,178

NET ASSETS CONSIST OF

Paid-In Capital

$ 28,063,556

$36,906,478

$18,483,277

$ 43,258,088

Undistributed Net Investment Income (Loss)

(53,070)

766,918

135,499

288,273

Accumulated Net Realized Loss on Investments

(11,409,734)

(9,148,647)

(4,583,344)

(11,743,373)

Net Unrealized Appreciation (Depreciation) on Investments

(171,914)

2,457,836

(498,638)

(1,690,810)

NET ASSETS

$ 16,428,838

$30,982,585

$13,536,794

$ 30,112,178

SHARES OUTSTANDING

853,246

1,249,234

641,660

1,639,662

NET ASSET VALUES

$19.25

$24.80

$21.10

$18.36

* The cost of investments is $26,387,044, $34,916,828, $13,574,636, $27,459,356, $13,708,625, $14,346,999, $16,060,953, $29,853,257,

$12,621,521, $39,464,002, $33,367,625 and $333,422,253, respectively.

**

The proceeds from short sales are $3,957,195, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0 and $0, respectively.

90

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

June 30, 2008

Inverse

Dow 2x

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

U.S. Government

Strategy

Value

Value

Value

Growth

Growth

Growth

Money Market

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

1,000,000

$14,216,842

$15,660,801

$27,974,653

$13,809,656

$43,876,061

$35,304,958

$154,422,025

12,708,625

55,414

67,487

148,014

104,778

134,313

178,023

179,000,228

341,844

—

—

—

—

—

—

—

—

1,091

—

1,633

—

—

—

—

2,712,771

—

—

—

—

—

—

—

281,967

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

1,945,260

340,319

176,317

532,966

—

—

—

4,254,971

2,930

63,569

1,600,414

99,794

2,331,541

184,524

555,463

368

22,345

15,138

58,857

3,294

4,885

11,886

6,775

21,300,546

16,243,882

16,147,314

29,959,888

14,550,488

46,346,800

35,679,391

333,984,491

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

319,442

—

—

—

—

—

—

—

—

5,149,458

4,733,265

8,520,085

4,599,622

13,152,489

9,491,074

—

—

—

—

185,106

—

2,222,532

—

—

436,133

1,923,147

407,464

1,627,523

668,665

17,191

137,483

14,515,085

16,340

7,290

7,999

12,721

7,151

19,891

17,449

114,824

4,539

2,430

2,667

4,240

2,384

6,630

5,816

45,930

4,539

2,430

2,667

4,240

2,384

6,630

5,816

57,412

1,816

972

1,067

1,696

953

2,652

2,327

22,176

545

292

320

509

292

815

698

6,889

—

—

—

—

—

—

—

—

6,492

9,158

12,652

20,713

9,567

15,897

15,648

190,673

789,846

7,095,177

5,168,101

10,376,833

5,291,018

15,444,727

9,676,311

14,952,989

$20,510,700

$

9,148,705

$10,979,213

$19,583,055

$  9,259,470

$30,902,073

$26,003,080

$319,031,502

$21,318,051

$14,249,848

$13,793,339

$25,773,014

$13,563,058

$34,203,235

$30,243,414

$319,025,551

112,809

209,053

134,351

438,190

14,631

(116,211)

(74,702)

7,497

(3,633,967)

(5,235,453)

(2,615,812)

(4,897,559)

(5,611,132)

(7,731,323)

(6,280,988)

(1,546)

2,713,807

(74,743)

(332,665)

(1,730,590)

1,292,913

4,546,372

2,115,356

—

$20,510,700

$

9,148,705

$10,979,213

$19,583,055

$  9,259,470

$30,902,073

$26,003,080

$319,031,502

547,421

596,674

618,961

1,016,124

384,188

1,077,876

1,036,902

319,045,159

$37.47

$15.33

$17.74

$19.27

$24.10

$28.67

$25.08

$1.00

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

91

STATEMENTS OF OPERATIONS (Unaudited)

Inverse
Inverse

S&P 500

NASDAQ-100®

Nova

Strategy

NASDAQ-100®

Strategy

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

156,451

$

440,987

$

169,499

$

257,509

Income from Securities Lending, net

15,736

—

19,201

—

Dividends, Net of Foreign Tax Withheld*

684,052

—

125,060

—

Total Income

856,239

440,987

313,760

257,509

EXPENSES

Investment Advisory Fees

251,507

177,235

238,228

100,960

Transfer Agent and Administrative Fees

83,836

49,232

79,409

28,044

Audit and Outside Service Fees

32,186

16,155

31,641

11,758

Portfolio Accounting Fees

33,534

19,693

31,764

11,218

Trustees’ Fees**

3,614

1,938

3,483

1,208

Service Fees

83,836

49,232

79,409

28,044

Custody Fees

8,875

5,344

8,395

3,022

Miscellaneous

3,800

4,840

10,791

3,159

Total Expenses

501,188

323,669

483,120

187,413

Net Investment Income (Loss)

355,051

117,318

(169,360)

70,096

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

(3,694,877)

—

(2,273,998)

—

Equity Index Swaps

(3,238,849)

1,730,052

(947,346)

945,731

Futures Contracts

(3,609,289)

1,955,276

233,364

384,742

Total Net Realized Gain (Loss)

(10,543,015)

3,685,328

(2,987,980)

1,330,473

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(3,497,151)

—

(5,853,541)

—

Equity Index Swaps

(290,455)

786,764

(231,683)

522,582

Futures Contracts

(818,665)

451,792

(594,223)

417,534

Net Change in Unrealized Appreciation (Depreciation)

(4,606,271)

1,238,556

(6,679,447)

940,116

Net Gain (Loss) on Investments

(15,149,286)

4,923,884

(9,667,427)

2,270,589

Net Increase (Decrease) in Net Assets from Operations

$(14,794,235)

$5,041,202

$ (9,836,787)

$ 2,340,685

*  Foreign tax withheld of $0, $0, $2,066, $0, $0, $989, $0, $0, $6, $27, $0, and $0, respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

92

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended June 30, 2008

Inverse

Inverse

Government

S&P 500

NASDAQ-100®

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Russell 2000®

Long Bond

2x Strategy

2x Strategy

1.5x Strategy

Strategy

2x Strategy

1.5x Strategy

Strategy

1.2x Strategy

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

141,445

$

205,356

$

83,522

$

71,069

$

20,315

$

60,378

$

162,471

$1,218,878

5,194

11,068

9,527

—

2,779

11,232

—

—

201,570

69,014

123,960

—

17,153

98,697

—

—

348,209

285,438

217,009

71,069

40,247

170,307

162,471

1,218,878

135,122

188,999

106,291

28,596

20,208

76,910

63,996

141,493

37,534

52,500

29,525

7,943

5,613

21,364

17,776

56,597

12,604

19,334

18,541

1,839

1,484

16,454

5,457

29,697

15,014

21,000

11,810

3,177

2,245

8,546

7,111

28,299

1,479

2,247

1,677

240

206

1,369

649

3,090

37,534

52,500

29,525

7,943

5,613

21,364

17,776

70,747

3,978

9,904

3,220

884

635

2,278

1,930

8,265

3,525

8,782

(7,817)

1,894

1,016

(7,424)

3,916

(3,074)

246,790

355,266

192,772

52,516

37,020

140,861

118,611

335,114

101,419

(69,828)

24,237

18,553

3,227

29,446

43,860

883,764

(1,065,294)

(1,325,447)

(2,344,214)

—

(448,587)

(2,188,965)

—

(249,407)

(2,568,640)

(6,169,993)

218,384

(30,121)

296,575

245,967

299,852

—

(2,684,590)

72,094

(142,659)

(14,648)

(595,654)

(593,603)

245,038

(416,025)

(6,318,524)

(7,423,346)

(2,268,489)

(44,769)

(747,666)

(2,536,601)

544,890

(665,432)

(1,059,778)

(3,510,878)

969,878

—

104,002

306,181

—

(888,002)

(336,743)

(1,425,944)

(648,223)

101,280

(148,946)

(452,762)

803,664

—

(619,770)

(1,343,259)

(260,810)

47,000

(82,127)

(358,495)

1,925

1,341,725

(2,016,291)

(6,280,081)

60,845

148,280

(127,071)

(505,076)

805,589

453,723

(8,334,815)

(13,703,427)

(2,207,644)

103,511

(874,737)

(3,041,677)

1,350,479

(211,709)

$(8,233,396)

$(13,773,255)

$(2,183,407)

$122,064

$(871,510)

$(3,012,231)

$1,394,339

$

672,055

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

93

STATEMENTS OF OPERATIONS (Unaudited) (concluded)

Inverse

Government

Long Bond

Europe 1.25x

Japan 1.25x

Dow 2x

Strategy

Strategy

Strategy

Strategy

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$ 385,694

$

90,592

$

180,739

$

111,063

Income from Securities Lending, net

—

18,951

—

4,456

Dividends, Net of Foreign Tax Withheld*

—

856,097

—

306,096

Total Income

385,694

965,640

180,739

421,615

EXPENSES

Investment Advisory Fees

87,754

191,892

67,078

146,936

Transfer Agent and Administrative Fees

24,376

53,303

18,633

40,815

Audit and Outside Service Fees

10,455

32,167

11,807

9,226

Portfolio Accounting Fees

9,751

21,321

7,453

16,326

Interest Expense

337,076

—

—

—

Trustees’ Fees**

1,058

3,078

1,056

1,071

Service Fees

24,376

53,303

18,633

40,815

Custody Fees

2,607

6,459

1,985

4,418

Miscellaneous

(1,275)

(8,488)

(5,037)

9,843

Total Expenses

496,178

353,035

121,608

269,450

Net Investment Income (Loss)

(110,484)

612,605

59,131

152,165

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

(493)

(3,010,772)

—

(511,217)

Equity Index Swaps

—

(2,797,022)

(1,512,796)

(3,455,909)

Futures Contracts

(81,458)

(347,255)

(104,729)

(2,662,350)

Securities Sold Short

(559,847)

—

—

—

Total Net Realized Gain (Loss)

(641,798)

(6,155,049)

(1,617,525)

(6,629,476)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(1,498)

(4,910,243)

—

(3,663,840)

Equity Index Swaps

—

552,540

257,691

83,362

Futures Contracts

(355,910)

(192,550)

(214,871)

(1,542,445)

Securities Sold Short

224,822

—

—

—

Net Change in Unrealized Appreciation (Depreciation)

(132,586)

(4,550,253)

42,820

(5,122,923)

Net Gain (Loss) on Investments

(774,384)

(10,705,302)

(1,574,705)

(11,752,399)

Net Increase (Decrease) in Net Assets from Operations

$ (884,868)

$(10,092,697)

$ (1,515,574)

$(11,600,234)

* Foreign tax withheld of $0, $126,954, $0, $0, $0, $206, $0, $0, $0, $0, $0, and $0, respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

94

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended June 30, 2008

Inverse

Dow 2x

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

U.S. Government

Strategy

Value

Value

Value

Growth

Growth

Growth

Money Market

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

221,554

$

720

$

783

$

1,067

$

902

$

1,700

$

1,903

$4,362,399

—

24,332

29,586

28,603

28,011

24,575

11,728

—

—

154,394

214,773

406,598

78,300

44,621

115,699

—

221,554

179,446

245,142

436,268

107,213

70,896

129,330

4,362,399

91,138

44,499

56,043

86,744

46,847

94,673

103,298

797,079

25,316

14,833

18,681

28,915

15,616

31,558

34,433

318,832

5,200

8,423

12,978

21,965

9,065

11,651

10,786

143,367

10,127

5,933

7,472

11,566

6,247

12,623

13,773

150,435

—

—

—

—

—

—

—

—

558

756

1,127

1,870

862

1,289

1,338

15,707

25,316

14,833

18,681

28,915

15,616

31,558

34,433

398,539

2,786

1,599

2,068

3,067

1,698

3,441

3,634

52,823

7,886

(2,948)

(6,259)

(11,692)

(3,369)

314

2,337

8,313

168,327

87,928

110,791

171,350

92,582

187,107

204,032

1,885,095

53,227

91,518

134,351

264,918

14,631

(116,211)

(74,702)

2,477,304

—

(2,300,253)

(2,077,381)

(5,143,096)

(1,368,705)

(2,610,300)

(2,605,077)

—

2,609,155

—

—

—

—

—

—

—

521,771

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

3,130,926

(2,300,253)

(2,077,381)

(5,143,096)

(1,368,705)

(2,610,300)

(2,605,077)

—

—

(374,629)

(318,701)

(1,896,811)

(160,852)

1,058,819

(1,511,350)

—

2,319,363

—

—

—

—

—

—

—

(112,686)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

2,206,677

(374,629)

(318,701)

(1,896,811)

(160,852)

1,058,819

(1,511,350)

—

5,337,603

(2,674,882)

(2,396,082)

(7,039,907)

(1,529,557)

(1,551,481)

(4,116,427)

—

$5,390,830

$(2,583,364)

$(2,261,731)

$(6,774,989)

$(1,514,926)

$(1,667,692)

$(4,191,129)

$2,477,304

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

95

STATEMENTS OF CHANGES IN NET ASSETS

Inverse S&P 500

Nova Fund

Strategy Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

355,051

$

1,080,329

$

117,318

$

825,635

Net Realized Gain (Loss) on Investments

(10,543,015)

5,154,818

3,685,328

(1,764,661)

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(4,606,271)

(1,800,911)

1,238,556

182,590

Net Increase (Decrease) in Net Assets from Operations

(14,794,235)

4,434,236

5,041,202

(756,436)

Distributions to Shareholders from:

Net Investment Income

—

(1,161,348)

—

(767,870)

Realized Gain on Investments

—

—

—

—

Total Distributions to Shareholders

—

(1,161,348)

—

(767,870)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

102,938,709

273,549,727

532,422,244

352,463,997

Value of Shares Purchased through Dividend Reinvestment

—

1,161,348

—

767,870

Cost of Shares Redeemed

(118,790,610)

(330,269,317)

(449,089,368)

(349,151,544)

Net Increase (Decrease) in Net Assets From Share

Transactions

(15,851,901)

(55,558,242)

83,332,876

4,080,323

Net Increase (Decrease) in Net Assets

(30,646,136)

(52,285,354)

88,374,078

2,556,017

NET ASSETS—BEGINNING OF PERIOD

82,191,326

134,476,680

21,581,309

19,025,292

NET ASSETS—END OF PERIOD

$

51,545,190

$

82,191,326

$ 109,955,387

$

21,581,309

Undistributed Net Investment Income (Loss)—End

of Period

$

578,165

$

223,114

$

289,526

$

172,208

†

Unaudited

96

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Inverse NASDAQ-100®

S&P 500

NASDAQ-100®

NASDAQ-100® Fund

Strategy Fund

2x Strategy Fund

2x Strategy Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

2008†

2007

$

(169,360)

$

140,368

$

70,096

$

814,033

$

101,419

$

361,467

$

(69,828)

$

205,829

(2,987,980)

11,931,932

1,330,473

(5,163,846)

(6,318,524)

1,141,227

(7,423,346)

(4,011,465)

(6,679,447)

(503,303)

940,116

(201,817)

(2,016,291)

(1,476,028)

(6,280,081)

4,523,444

(9,836,787)

11,568,997

2,340,685

(4,551,630)

(8,233,396)

26,666

(13,773,255)

717,808

—

(63,168)

—

(906,240)

—

(354,038)

—

(186,716)

—

—

—

—

—

(3,786,307)

—

—

—

(63,168)

—

(906,240)

—

(4,140,345)

—

(186,716)

138,704,226

352,847,814

196,440,585

1,210,258,728

132,980,004

206,969,261

219,869,698

1,067,742,482

—

63,168

—

906,240

—

4,140,345

—

186,716

(147,978,560)

(354,795,402)

(190,991,999)

(1,215,995,634)

(136,164,120)

(208,230,256)

(233,163,546)

(1,033,063,920)

(9,274,334)

(1,884,420)

5,448,586

(4,830,666)

(3,184,116)

2,879,350

(13,293,848)

34,865,278

(19,111,121)

9,621,409

7,789,271

(10,288,536)

(11,417,512)

(1,234,329)

(27,067,103)

35,396,370

82,492,496

72,871,087

13,640,087

23,928,623

36,428,922

37,663,251

65,068,982

29,672,612

$

63,381,375

$

82,492,496

$

21,429,358

$

13,640,087

$

25,011,410

$

36,428,922

$

38,001,879

$

65,068,982

$

(92,160)

$

77,200

$

136,889

$

66,793

$

101,419

$

—

$

(27,335)

$

42,493

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

97

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Mid-Cap

Inverse Mid-Cap

1.5x Strategy Fund

Strategy Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

FROM OPERATIONS

Net Investment Income

$

24,237

$

452,666

$

18,553

$

105,883

Net Realized Gain (Loss) on Investments

(2,268,489)

(299,351)

(44,769)

(236,703)

Net Change in Unrealized Appreciation (Depreciation)

on Investments

60,845

(2,126,958)

148,280

(7,630)

Net Increase (Decrease) in Net Assets from Operations

(2,183,407)

(1,973,643)

122,064

(138,450)

Distributions to Shareholders from:

Net Investment Income

—

(470,418)

—

(119,992)

Realized Gain on Investments

—

(3,554,938)

—

—

Total Distributions to Shareholders

—

(4,025,356)

—

(119,992)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

74,906,140

388,695,373

39,589,665

106,240,775

Value of Shares Purchased through Dividend Reinvestment

—

4,025,356

—

119,992

Cost of Shares Redeemed

(76,382,933)

(397,814,356)

(36,497,429)

(109,031,843)

Net Increase (Decrease) in Net Assets From Share

Transactions

(1,476,793)

(5,093,627)

3,092,236

(2,671,076)

Net Increase (Decrease) in Net Assets

(3,660,200)

(11,092,626)

3,214,300

(2,929,518)

NET ASSETS—BEGINNING OF PERIOD

27,893,318

38,985,944

3,029,216

5,958,734

NET ASSETS—END OF PERIOD

$ 24,233,118

$

27,893,318

$

6,243,516

$

3,029,216

Undistributed Net Investment Income—End of Period

$

24,237

$

—

$

36,578

$

18,025

†

Unaudited

98

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Russell 2000®

Russell 2000®

Inverse Russell 2000®

Government Long Bond

2x Strategy Fund

1.5x Strategy Fund

Strategy Fund

1.2x Strategy Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

2008†

2007

$

3,227

$

54,693

$

29,446

$

405,819

$

43,860

$

344,137

$

883,764

$

1,898,755

(747,666)

(987,631)

(2,536,601)

(156,131)

544,890

286,881

(665,432)

1,053,605

(127,071)

42,780

(505,076)

(3,591,433)

805,589

(92,722)

453,723

1,248,169

(871,510)

(890,158)

(3,012,231)

(3,341,745)

1,394,339

538,296

672,055

4,200,529

—

(1,234)

—

(459,551)

—

(382,872)

(883,764)

(1,898,770)

—

(55,803)

—

(1,542,506)

—

—

—

—

—

(57,037)

—

(2,002,057)

—

(382,872)

(883,764)

(1,898,770)

35,658,000

51,531,314

139,458,354

367,099,100

133,800,533

207,784,835

269,502,513

463,570,772

—

57,037

—

2,002,057

—

382,872

883,764

1,898,770

(37,037,380)

(49,020,342)

(142,893,481)

(414,989,632)

(136,441,856)

(209,025,910)

(260,799,012)

(465,941,934)

(1,379,380)

2,568,009

(3,435,127)

(45,888,475)

(2,641,323)

(858,203)

9,587,265

(472,392)

(2,250,890)

1,620,814

(6,447,358)

(51,232,277)

(1,246,984)

(702,779)

9,375,556

1,829,367

6,204,604

4,583,790

21,879,489

73,111,766

11,534,667

12,237,446

52,249,557

50,420,190

$

3,953,714

$

6,204,604

$

15,432,131

$

21,879,489

$

10,287,683

$

11,534,667

$

61,625,113

$

52,249,557

$

57,963

$

54,736

$

54,436

$

24,990

$

88,106

$

44,246

$

—

$

—

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

99

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Inverse Government

Europe

Long Bond Strategy Fund

1.25x Strategy Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

(110,484)

$

652,342

$

612,605

$

1,851,030

Net Realized Gain (Loss) on Investments

(641,798)

(1,973,476)

(6,155,049)

2,171,852

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(132,586)

(827,112)

(4,550,253)

1,011,109

Net Increase (Decrease) in Net Assets from Operations

(884,868)

(2,148,246)

(10,092,697)

5,033,991

Distributions to Shareholders from:

Net Investment Income

—

(725,228)

—

(1,982,475)

Realized Gain on Investments

—

—

—

(8,037,155)

Total Distributions to Shareholders

—

(725,228)

—

(10,019,630)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

209,779,741

178,977,020

46,246,024

219,995,801

Value of Shares Purchased through Dividend Reinvestment

—

725,228

—

10,019,630

Cost of Shares Redeemed

(210,077,487)

(188,463,694)

(88,003,401)

(231,687,377)

Net Increase (Decrease) in Net Assets From Share

Transactions

(297,746)

(8,761,446)

(41,757,377)

(1,671,946)

Net Increase (Decrease) in Net Assets

(1,182,614)

(11,634,920)

(51,850,074)

(6,657,585)

NET ASSETS—BEGINNING OF PERIOD

17,611,452

29,246,372

82,832,659

89,490,244

NET ASSETS—END OF PERIOD

$

16,428,838

$

17,611,452

$ 30,982,585

$

82,832,659

Undistributed Net Investment Income (Loss)—End

of Period

$

(53,070)

$

57,414

$

766,918

$

154,313

†

Unaudited

100

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Japan

Dow

Inverse Dow

Small-Cap

1.25x Strategy Fund

2x Strategy Fund

2x Strategy Fund

Value Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

2008†

2007

$

59,131

$

808,841

$

152,165

$

442,216

$

53,227

$

580,349

$

91,518

$

117,534

(1,617,525)

(2,407,314)

(6,629,476)

(1,498,294)

3,130,926

(2,623,725)

(2,300,253)

(875,146)

42,820

(1,209,398)

(5,122,923)

(41,827)

2,206,677

807,666

(374,629)

(2,300,846)

(1,515,574)

(2,807,871)

(11,600,234)

(1,097,905)

5,390,830

(1,235,710)

(2,583,364)

(3,058,458)

—

(1,177,302)

—

(428,235)

—

(650,488)

—

(29,154)

—

—

—

(4,564,672)

—

—

—

(2,089,925)

—

(1,177,302)

—

(4,992,907)

—

(650,488)

—

(2,119,079)

48,511,038

136,271,443

105,905,604

210,572,797

140,427,590

148,035,616

21,133,446

47,931,806

—

1,177,302

—

4,992,907

—

650,488

—

2,119,079

(49,026,891)

(148,405,041)

(109,017,988)

(210,015,349)

(137,192,330)

(151,968,697)

(19,111,027)

(69,287,218)

(515,853)

(10,956,296)

(3,112,384)

5,550,355

3,235,260

(3,282,593)

2,022,419

(19,236,333)

(2,031,427)

(14,941,469)

(14,712,618)

(540,457)

8,626,090

(5,168,791)

(560,945)

(24,413,870)

15,568,221

30,509,690

44,824,796

45,365,253

11,884,610

17,053,401

9,709,650

34,123,520

$ 13,536,794

$

15,568,221

$

30,112,178

$

44,824,796

$

20,510,700

$

11,884,610

$

9,148,705

$

9,709,650

$

135,499

$

76,368

$

288,273

$

136,108

$

112,809

$

59,582

$

209,053

$

117,535

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

101

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Mid-Cap

Large-Cap

Value Fund

Value Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

134,351

$

282,228

$

264,918

$

672,543

Net Realized Gain (Loss) on Investments

(2,077,381)

1,578,360

(5,143,096)

5,047,817

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(318,701)

(2,259,896)

(1,896,811)

(5,927,846)

Net Increase (Decrease) in Net Assets from Operations

(2,261,731)

(399,308)

(6,774,989)

(207,486)

Distributions to Shareholders from:

Net Investment Income

—

(366,943)

—

(639,172)

Realized Gain on Investments

—

(17,776)

—

(4,733,675)

Total Distributions to Shareholders

—

(384,719)

—

(5,372,847)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

17,388,567

119,801,427

49,750,309

188,096,688

Value of Shares Purchased through Dividend Reinvestment

—

384,719

—

5,372,847

Cost of Shares Redeemed

(20,145,415)

(131,658,649)

(48,191,549)

(246,412,645)

Net Increase (Decrease) in Net Assets From Share

Transactions

(2,756,848)

(11,472,503)

1,558,760

(52,943,110)

Net Increase (Decrease) in Net Assets

(5,018,579)

(12,256,530)

(5,216,229)

(58,523,443)

NET ASSETS—BEGINNING OF PERIOD

15,997,792

28,254,322

24,799,284

83,322,727

NET ASSETS—END OF PERIOD

$ 10,979,213

$

15,997,792

$ 19,583,055

$

24,799,284

Undistributed Net Investment Income (Loss)—End

of Period

$

134,351

$

—

$

438,190

$

173,272

†

Unaudited

102

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Small-Cap

Mid-Cap

Large-Cap

U.S. Government

Growth Fund

Growth Fund

Growth Fund

Money Market Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

2008†

2007

$

14,631

$

(185,034)

$

(116,211)

$

(181,849)

$

(74,702)

$

(150,559)

$

2,477,304

$

10,144,753

(1,368,705)

(146,038)

(2,610,300)

(828,789)

(2,605,077)

(1,379,474)

—

—

(160,852)

(1,001,524)

1,058,819

1,414,199

(1,511,350)

1,634,631

—

—

(1,514,926)

(1,332,596)

(1,667,692)

403,561

(4,191,129)

104,598

2,477,304

10,144,753

—

—

—

—

—

—

(2,477,304)

(10,144,753)

—

(1,579,622)

—

(2,700,731)

—

(715,291)

—

—

—

(1,579,622)

—

(2,700,731)

—

(715,291)

(2,477,304)

(10,144,753)

24,308,734

119,144,626

59,379,417

182,659,368

44,108,506

153,983,619

499,840,786

1,479,694,976

—

1,579,622

—

2,700,731

—

715,291

2,477,304

10,144,753

(25,962,302)

(128,683,642)

(52,749,360)

(172,563,004)

(50,189,443)

(141,380,688)

(460,632,125)

(1,420,642,029)

(1,653,568)

(7,959,394)

6,630,057

12,797,095

(6,080,937)

13,318,222

41,685,965

69,197,700

(3,168,494)

(10,871,612)

4,962,365

10,499,925

(10,272,066)

12,707,529

41,685,965

69,197,700

12,427,964

23,299,576

25,939,708

15,439,783

36,275,146

23,567,617

277,345,537

208,147,837

$

9,259,470

$

12,427,964

$ 30,902,073

$

25,939,708

$ 26,003,080

$

36,275,146

$ 319,031,502

$

277,345,537

$

14,631

$

—

$

(116,211)

$

—

$

(74,702)

$

—

$

7,497

$

7,497

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

103

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

from

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Return

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

of Capital

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Nova Fund

June 30, 2008Δ

$10.06

$ .05

$ (1.95)

$ (1.90)

$

—

$

—

$

—

$

—

$ (1.90)

$

8.16

(18.89)%

1.49%**

1.06%**

91%

$ 51,545

December 31, 2007

10.09

.12

—

.12

(.15)

—

—

(.15)

(.03)

10.06

1.13%

1.46%

1.12%

94%

82,191

December 31, 2006

8.56

.11

1.54

1.65

(.12)

—

—

(.12)

1.53

10.09

19.27%

1.48%

1.18%

211%

134,477

December 31, 2005

8.26

.05

.28

.33

(.03)

—

—

(.03)

.30

8.56

3.97%

1.53%

0.60%

381%

132,018

December 31, 2004

7.21

.03

1.02

1.05

(—)§

—

—

(—)§

1.05

8.26

14.62%

1.46%

0.41%

654%

130,200

December 31, 2003

5.18

.01

2.02

2.03

—

—

—

—

2.03

7.21

39.19%

1.54%

0.09%

729%

81,816

Inverse S&P 500 Strategy Fund

June 30, 2008Δ

42.21

.14

5.43

5.57

—

—

—

—

5.57

47.78

13.20%

1.61%**

0.59%**

—

109,955

December 31, 2007

43.90

1.35

(1.00)

.35

(2.04)

—

—

(2.04)

(1.69)

42.21

0.83%

1.63%

3.04%

—

21,581

December 31, 2006†††

51.50

1.70

(5.60)

(3.90)

(3.70)

—

—

(3.70)

(7.60)

43.90

(7.50)%

1.63%

3.29%

—

19,025

December 31, 2005†††

51.90

.80

(1.20)

(.40)

—

—

—

—

(.40)

51.50

(0.77)%

1.70%

1.46%

—

32,505

December 31, 2004†††

57.70

(.20)

(5.60)

(5.80)

—

—

—

—

(5.80)

51.90

(10.05)%

1.62%

(0.28)%

—

19,076

December 31, 2003†††

75.70

(.40)

(17.60)

(18.00)

—

—

—

—

(18.00)

57.70

(23.78)%

1.67%

(0.59)%

—

17,822

NASDAQ-100® Fund

June 30, 2008Δ

18.12

(.04)

(2.14)

(2.18)

—

—

—

—

(2.18)

15.94

(12.03)%

1.52%**

(0.53)%**

60%

63,381

December 31, 2007

15.39

.03

2.71

2.74

(.01)

—

—

(.01)

2.73

18.12

17.82%

1.51%

0.18%

110%

82,492

December 31, 2006

14.55

(.07)

.91

.84

—

—

—

—

.84

15.39

5.77%

1.49%

(0.50)%

152%

72,871

December 31, 2005

14.39

(.09)

.25

.16

—

—

—

—

.16

14.55

1.11%

1.50%

(0.68)%

294%

102,487

December 31, 2004

13.16

(.02)

1.25

1.23

—

—

—

—

1.23

14.39

9.35%

1.47%

(0.17)%

418%

191,476

December 31, 2003

9.05

(.13)

4.24

4.11

—

—

—

—

4.11

13.16

45.41%

1.53%

(1.20)%

482%

127,836

Inverse NASDAQ-100® Strategy Fund

June 30, 2008Δ

16.99

.06

1.78

1.84

—

—

—

—

1.84

18.83

10.83%

1.66%**

0.62%**

—

21,429

December 31, 2007

19.79

.64

(2.87)

(2.23)

(.57)

—

—

(.57)

(2.80)

16.99

(11.28)%

1.68%

3.40%

—

13,640

December 31, 2006

21.51

.74

(1.07)

(.33)

(1.39)

—

—

(1.39)

(1.72)

19.79

(1.40)%

1.64%

3.35%

—

23,929

December 31, 2005

21.24

.33

(.06)

.27

—

—

—

—

.27

21.51

1.27%

1.63%

1.49%

—

19,648

December 31, 2004

24.09

(.08)

(2.77)

(2.85)

—

—

—

—

(2.85)

21.24

(11.83)%

1.64%

(0.35)%

—

23,928

December 31, 2003

39.04

(.22)

(14.33)

(14.55)

—

(.40)

—

(.40)

(14.95)

24.09

(37.37)%

1.68%

(0.73)%

—

34,563

S&P 500 2x Strategy Fund

June 30, 2008Δ

19.24

.05

(5.06)

(5.01)

—

—

—

—

(5.01)

14.23

(26.04)%

1.64%**

0.67%**

90%

25,011

December 31, 2007

21.71

.26

(.08)

.18

(.23)

(2.42)

—

(2.65)

(2.47)

19.24

0.61%

1.62%

1.12%

104%

36,429

December 31, 2006

18.37

.23

4.12

4.35

(.20)

(.81)

—

(1.01)

3.34

21.71

23.70%

1.64%

1.13%

168%

37,663

December 31, 2005

19.83

.10

.53

.63

(.02)

(2.07)

—

(2.09)

(1.46)

18.37

3.38%

1.65%

0.55%

585%

25,397

December 31, 2004

21.59

.02

2.98

3.00

—

(4.76)

—

(4.76)

(1.76)

19.83

16.90%

1.65%

0.09%

974%

29,053

December 31, 2003

16.09

(.11)

8.95

8.84

—

(3.34)

—

(3.34)

5.50

21.59

54.94%

1.69%

(0.55)%

1,085%

30,428

NASDAQ-100® 2x Strategy Fund

June 30, 2008Δ

29.98

(.04)

(7.94)

(7.98)

—

—

—

—

(7.98)

22.00

(26.62)%

1.69%**

(0.33)%**

43%

38,002

December 31, 2007

23.46

.13

6.49

6.62

(.10)

—

—

(.10)

6.52

29.98

28.20%

1.66%

0.45%

203%

65,069

December 31, 2006

22.39

.03

1.06

1.09

(.02)

—

—

(.02)

1.07

23.46

4.86%

1.65%

0.14%

250%

29,673

December 31, 2005

23.09

(.09)

(.61)

(.70)

—

—

—

—

(.70)

22.39

(3.03)%

1.65%

(0.42)%

343%

44,313

December 31, 2004

21.73

(.06)

2.76

2.70

(.97)

(.06)

(.31)

(1.34)

1.36

23.09

14.21%

1.65%

(0.29)%

662%

57,599

December 31, 2003

11.90

(.21)

11.95

11.74

—

(1.91)

—

(1.91)

9.83

21.73

98.63%

1.71%

(1.10)%

959%

40,632

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Operating

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Mid-Cap 1.5x Strategy Fund

June 30, 2008Δ

$21.72

$ .02

$ (1.93)

$ (1.91)

$

—

$

—

$

—

$ (1.91)

$ 19.81

(8.79)%

1.62%**

1.62%**

0.20%**

85%

$

24,233

December 31, 2007

24.20

.28

.65

.93

(.40)

(3.01)

(3.41)

(2.48)

21.72

3.60%

1.64%

1.64%

1.05%

368%

27,893

December 31, 2006

30.15

.11

3.23

3.34

(.13)

(9.16)

(9.29)

(5.95)

24.20

10.46%

1.64%

1.64%

0.34%

478%

38,986

December 31, 2005

26.50

(.02)

3.75

3.73

—

(.08)

(.08)

3.65

30.15

14.07%

1.65%

1.65%

(0.05)%

573%

51,197

December 31, 2004

24.74

(.09)

4.96

4.87

—

(3.11)

(3.11)

1.76

26.50

22.14%

1.64%

1.64%

(0.37)%

866%

34,162

December 31, 2003

17.77

(.12)

9.44

9.32

—

(2.35)

(2.35)

6.97

24.74

52.43%

1.70%

1.70%

(0.54)%

1,665%

18,544

Inverse Mid-Cap Strategy Fund

June 30, 2008Δ

35.03

.10

1.10

1.20

—

—

—

1.20

36.23

3.43%

1.64%**

1.64%**

0.58%**

—

6,244

December 31, 2007

36.96

1.06

(1.81)

(.75)

(1.18)

—

(1.18)

(1.93)

35.03

(1.98)%

1.67%

1.67%

3.04%

—

3,029

December 31, 2006

39.15

1.32

(2.83)

(1.51)

(.68)

—

(.68)

(2.19)

36.96

(3.83)%

1.65%

1.65%

3.49%

—

5,959

December 31, 2005

44.03

.70

(4.31)

(3.61)

(1.27)

—

(1.27)

(4.88)

39.15

(8.16)%

1.64%

1.64%

1.65%

—

2,846

December 31, 2004*

50.00

(.06)

(5.91)

(5.97)

—

—

—

(5.97)

44.03

(11.94)%

1.62%**

1.62%**

(0.17)%**

—

1,319

Russell 2000® 2x Strategy Fund

June 30, 2008Δ

22.43

.01

(5.00)

(4.99)

—

—

—

(4.99)

17.44

(22.25)%

1.64%**

1.64%**

0.14%**

129%

3,954

December 31, 2007

25.97

.25

(3.52)

(3.27)

(.01)

(.26)

(.27)

(3.54)

22.43

(12.59)%

1.64%

1.64%

0.95%

174%

6,205

December 31, 2006*

25.00

.05

.96

1.01

(.04)

—

(.04)

.97

25.97

4.06%

1.64%**

1.64%**

1.02%**

60%

4,584

Russell 2000® 1.5x Strategy Fund

June 30, 2008Δ

34.20

.05

(5.41)

(5.36)

—

—

—

(5.36)

28.84

(15.67)%

1.64%**

1.64%**

0.34%**

251%

15,432

December 31, 2007

41.14

.49

(3.26)

(2.77)

(.96)

(3.21)

(4.17)

(6.94)

34.20

(6.74)%

1.66%

1.66%

1.16%

354%

21,879

December 31, 2006

34.14

.19

6.93

7.12

(.12)

—

(.12)

7.00

41.14

20.85%

1.64%

1.64%

0.49%

380%

73,112

December 31, 2005

33.65

.01

1.31

1.32

(.83)

—

(.83)

.49

34.14

3.91%

1.63%

1.63%

0.04%

404%

38,589

December 31, 2004

29.75

(.10)

6.95

6.85

—

(2.95)

(2.95)

3.90

33.65

25.20%

1.65%

1.65%

(0.32)%

1,171%

112,649

December 31, 2003

20.11

(.18)

13.11

12.93

—

(3.29)

(3.29)

9.64

29.75

64.28%

1.70%

1.70%

(0.66)%

1,135%

122,995

Inverse Russell 2000® Strategy Fund

June 30, 2008Δ

34.66

.11

2.88

2.99

—

—

—

2.99

37.65

8.63%

1.66%**

1.66%**

0.61%**

—

10,288

December 31, 2007

34.61

1.10

.76

1.86

(1.81)

—

(1.81)

.05

34.66

5.37%

1.67%

1.67%

3.19%

—

11,535

December 31, 2006

40.60

1.30

(6.16)

(4.86)

(1.13)

—

(1.13)

(5.99)

34.61

(11.95)%

1.64%

1.64%

3.48%

—

12,237

December 31, 2005

42.83

.65

(1.98)

(1.33)

(.90)

—

(.90)

(2.23)

40.60

(3.07)%

1.63%

1.63%

1.49%

—

11,850

December 31, 2004*

50.00

(.10)

(7.07)

(7.17)

—

—

—

(7.17)

42.83

(14.34)%

1.65%**

1.65%**

(0.29)%**

—

4,344

Government Long Bond 1.2x Strategy Fund

June 30, 2008Δ

12.24

.19

(.11)

.08

(.19)

—

(.19)

(.11)

12.13

0.65%

1.18%**

1.18%**

3.10%**

737%

61,625

December 31, 2007

11.56

.41

.68

1.09

(.41)

—

(.41)

.68

12.24

9.77%

1.20%

1.20%

3.60%

1,367%

52,250

December 31, 2006

12.38

.42

(.82)

(.40)

(.42)

—

(.42)

(.82)

11.56

(3.14)%

1.20%

1.20%

3.66%

1,339%

50,420

December 31, 2005

11.88

.41

.50

.91

(.41)

—

(.41)

.50

12.38

7.71%

1.18%

1.18%

3.30%

1,284%

60,160

December 31, 2004

11.67

.40

.54

.94

(.40)

(.33)

(.73)

.21

11.88

8.42%

1.21%

1.21%

3.36%

1,318%

48,709

December 31, 2003

13.08

.41

(.52)

(.11)

(.41)

(.89)

(1.30)

(1.41)

11.67

(0.64)%

1.23%

1.23%

3.26%

1,272%

65,358

Inverse Government Long Bond Strategy Fund

June 30, 2008Δ

19.58

(.11)

(.22)

(.33)

—

—

—

(.33)

19.25

(1.69)%

5.06%**

1.62%**◊

(1.13)%**

1,493%

16,429

December 31, 2007

21.55

.70

(1.67)

(.97)

(1.00)

—

(1.00)

(1.97)

19.58

(4.51)%

3.83%

1.63%◊

3.17%

1,123%

17,611

December 31, 2006

20.80

.69

.97

1.66

(.91)

—

(.91)

.75

21.55

8.11%

5.12%

1.63%◊

3.08%

597%

29,246

December 31, 2005

21.95

(.07)

(1.08)

(1.15)

—

—

—

(1.15)

20.80

(5.24)%

5.11%

1.63%◊

(0.33)%

589%

29,671

December 31, 2004

24.82

(.66)

(1.98)

(2.64)

—

(.23)

(.23)

(2.87)

21.95

(10.67)%

5.02%

1.63%◊

(2.86)%

—

41,098

December 31, 2003*

25.00

(.13)

(.05)

(.18)

—

—

—

(.18)

24.82

(0.72)%

1.69%**

1.69%**◊

(0.74)%**

—

22,355

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Europe 1.25x Strategy Fund

June 30, 2008Δ

$29.95

$ .38

$ (5.53)

$ (5.15)

$

—

$

—

$

—

$ (5.15)

$24.80

(17.20)%

1.66%**

2.88%**

23%

$ 30,983

December 31, 2007

29.60

.70

3.26

3.96

(.71)

(2.90)

(3.61)

.35

29.95

13.06%

1.63%

2.18%

220%

82,833

December 31, 2006

23.84

.70

6.31

7.01

(.48)

(.77)

(1.25)

5.76

29.60

29.51%

1.65%

2.55%

219%

89,490

December 31, 2005

22.62

.21

1.23

1.44

(.09)

(.13)

(.22)

1.22

23.84

6.36%

1.63%

0.94%

399%

25,954

December 31, 2004

22.87

(.05)

3.71

3.66

(3.82)

(.09)

(3.91)

(.25)

22.62

16.15%

1.64%

(0.23)%

—

54,994

December 31, 2003

19.52

(.17)

8.58

8.41

—

(5.06)

(5.06)

3.35

22.87

43.08%

1.70%

(0.75)%

—

38,443

Japan 1.25x Strategy Fund

June 30, 2008Δ

22.73

.09

(1.72)

(1.63)

—

—

—

(1.63)

21.10

(7.17)%

1.62%**

0.79%**

—

13,537

December 31, 2007

27.13

.88

(3.83)

(2.95)

(1.45)

—

(1.45)

(4.40)

22.73

(11.23)%

1.64%

3.32%

—

15,568

December 31, 2006

33.42

1.02

.50

1.52

(1.29)

(6.52)

(7.81)

(6.29)

27.13

5.14%

1.63%

2.99%

—

30,510

December 31, 2005

27.77

.48

5.17

5.65

—

—

—

5.65

33.42

20.35%

1.70%

1.72%

—

55,219

December 31, 2004

25.17

(.14)

2.74

2.60

—

—

—

2.60

27.77

10.33%

1.63%

(0.50)%

—

14,228

December 31, 2003

18.29

(.16)

7.04

6.88

—

—

—

6.88

25.17

37.62%

1.69%

(0.75)%

—

11,541

Dow 2x Strategy Fund

June 30, 2008Δ

25.70

.10

(7.44)

(7.34)
—

—

—

(7.34)

18.36

(28.56)%

1.65%**

0.93%**

30%

30,112

December 31, 2007

26.89

.36

1.93

2.29

(.30)

(3.18)

(3.48)

(1.19)

25.70

8.15%

1.63%

1.22%

105%

44,825

December 31, 2006

23.10

.40

6.58

6.98

(.15)

(3.04)

(3.19)

3.79

26.89

30.54%

1.65%

1.52%

224%

45,365

December 31, 2005

25.89

.24

(1.25)

(1.01)

(.17)

(1.61)

(1.78)

(2.79)

23.10

(3.81)%

1.67%

1.03%

666%

12,920

December 31, 2004*

25.00

.14

2.03

2.17

(1.16)

(.12)

(1.28)

.89

25.89

8.65%

1.63%**

0.91%**

907%

10,419

Inverse Dow 2x Strategy Fund

June 30, 2008Δ

28.79

.08

8.60

8.68

—

—

—

8.68

37.47

30.15%

1.65%**

0.52%**

—

20,511

December 31, 2007

33.34

1.02

(4.06)

(3.04)

(1.51)

—

(1.51)

(4.55)

28.79

(8.99)%

1.66%

3.36%

—

11,885

December 31, 2006

43.20

1.35

(10.75)

(9.40)

(.46)

—

(.46)

(9.86)

33.34

(21.77)%

1.64%

3.61%

—

17,053

December 31, 2005

43.22

.74

(.06)

.68

(.70)

—

(.70)

(.02)

43.20

1.63%

1.65%

1.67%

—

7,257

December 31, 2004*

50.00

(.03)

(5.71)

(5.74)

—

(1.04)

(1.04)

(6.78)

43.22

(11.47)%

1.62%**

(0.09)%**

—

3,184

Small-Cap Value Fund

June 30, 2008Δ

18.22

.13

(3.02)

(2.89)

—

—

—

(2.89)

15.33

(15.86)%

1.47%**

1.53%**

129%

9,149

December 31, 2007

28.60

.19

(5.97)

(5.78)

(.06)

(4.54)

(4.60)

(10.38)

18.22

(20.36)%

1.49%

0.66%

241%

9,710

December 31, 2006

25.67

.18

4.74

4.92

(.17)

(1.82)

(1.99)

2.93

28.60

19.21%

1.49%

0.64%

433%

34,124

December 31, 2005

28.84

(.05)

1.13

1.08

—

(4.25)

(4.25)

(3.17)

25.67

3.64%

1.47%

(0.16)%

825%

19,035

December 31, 2004*

25.00

.01

4.50

4.51

(.01)

(.66)

(.67)

3.84

28.84

18.03%

1.46%**

0.07%**

507%

47,274

Mid-Cap Value Fund

June 30, 2008Δ

20.84

.18

(3.28)

(3.10)

—

—

—

(3.10)

17.74

(14.88)%

1.48%**

1.79%**

83%

10,979

December 31, 2007

22.38

.21

(1.29)

(1.08)

(.44)

(.02)

(.46)

(1.54)

20.84

(4.85)%

1.49%

0.87%

358%

15,998

December 31, 2006

19.27

.28

3.01

3.29

(.18)

—

(.18)

3.11

22.38

17.08%

1.49%

1.37%

307%

28,254

December 31, 2005

27.08

.07

2.28

2.35

(.20)

(9.96)

(10.16)

(7.81)

19.27

8.32%

1.48%

0.26%

1,133%

14,232

December 31, 2004*

25.00

—

3.80

3.80

(—)§

(1.72)

(1.72)

2.08

27.08

15.20%

1.48%**

0.01%**

1,173%

19,479

Large-Cap Value Fund

June 30, 2008Δ

25.37

.26

(6.36)

(6.10)

—

—

—

(6.10)

19.27

(24.04)%

1.48%**

2.28%**

170%

19,583

December 31, 2007

31.78

.42

(2.03)

(1.61)

(.57)

(4.23)

(4.80)

(6.41)

25.37

(5.37)%

1.49%

1.28%

307%

24,799

December 31, 2006

27.90

.39

4.53

4.92

(.25)

(.79)

(1.04)

3.88

31.78

17.66%

1.50%

1.29%

401%

83,323

December 31, 2005

27.68

.21

.95

1.16

(.15)

(.79)

(.94)

.22

27.90

4.19%

1.50%

0.77%

493%

24,547

December 31, 2004*

25.00

.12

3.00

3.12

(.11)

(.33)

(.44)

2.68

27.68

12.49%

1.45%**

0.69%**

983%

11,144

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Small-Cap Growth Fund

June 30, 2008Δ

$27.07

$ .03

$(3.00)

$(2.97)

$

—

$

—

$

—

$(2.97)

$24.10

(10.97)%

1.48%**

1.48%**

0.23%**

155%

$ 9,259

December 31, 2007

29.92

(.28)

.30

.02

—

(2.87)

(2.87)

(2.85)

27.07

(0.11)%

1.49%

1.49%

(0.90)%

573%

12,428

December 31, 2006

28.64

(.31)

2.54

2.23

—

(.95)

(.95)

1.28

29.92

7.73%

1.49%

1.49%

(1.01)%

769%

23,300

December 31, 2005

28.55

(.21)

2.00

1.79

—

(1.70)

(1.70)

.09

28.64

6.20%

1.50%

1.50%

(0.72)%

737%

24,308

December 31, 2004*

25.00

(.17)

4.12

3.95

—

(.40)

(.40)

3.55

28.55

15.82%

1.46%**

1.46%**

(0.93)%**

733%

30,269

Mid-Cap Growth Fund

June 30, 2008Δ

29.51

(.13)

(.71)

(.84)

—

—

—

(.84)

28.67

(2.85)%

1.47%**

1.47%**

(0.91)%**

183%

30,902

December 31, 2007

29.33

(.19)

2.69

2.50

—

(2.32)

(2.32)

.18

29.51

8.42%

1.48%

1.48%

(0.61)%

591%

25,940

December 31, 2006

30.24

(.28)

1.26

.98

—

(1.89)

(1.89)

(.91)

29.33

3.13%

1.47%

1.47%

(0.90)%

462%

15,440

December 31, 2005

27.13

(.20)

3.31

3.11

—

—

—

3.11

30.24

11.46%

1.52%

1.52%

(0.70)%

1,178%

53,035

December 31, 2004*

25.00

(.13)

2.26

2.13

—

—

—

2.13

27.13

8.52%

1.46%**

1.46%**

(0.75)%**

875%

20,702

Large-Cap Growth Fund

June 30, 2008Δ

27.36

(.07)

(2.21)

(2.28)

—

—

—

(2.28)

25.08

(8.33)%

1.48%**

1.48%**

(0.54)%**

136%

26,003

December 31, 2007

26.68

(.16)

1.46

1.30

—

(.62)

(.62)

.68

27.36

4.87%

1.48%

1.48%

(0.57)%

521%

36,275

December 31, 2006

25.69

(.17)

1.56

1.39

—

(.40)

(.40)

.99

26.68

5.40%

1.49%

1.49%

(0.66)%

612%

23,568

December 31, 2005

25.75

(.01)

.47

.46

(.02)

(.50)

(.52)

(.06)

25.69

1.77%

1.52%

1.52%

(0.03)%

1,111%

22,538

December 31, 2004*

25.00

.36

.71

1.07

(.15)

(.17)

(.32)

.75

25.75

4.26%

1.46%**

1.46%**

2.12%**

1,087%

20,012

U.S. Government Money Market Fund

June 30, 2008Δ

1.00

.01

—

.01

(.01)

—

(.01)

—

1.00

0.76%

1.18%**

1.18%**

1.54%**

—

319,032

December 31, 2007

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

3.90%

1.19%

1.19%

3.80%

—

277,346

December 31, 2006

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

3.82%

1.19%

1.19%

3.78%

—

208,148

December 31, 2005

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

2.00%

1.17%

1.17%

1.96%

—

185,365

December 31, 2004

1.00

—§

—

—

(—)§

—

(—)§

—

1.00

0.23%

1.19%

1.10%

0.20%

—

167,678

December 31, 2003

1.00

—§

—

—

(—)§

—

(—)§

—

1.00

0.01%

1.22%

1.11%

0.01%

—

232,493

*

Since the commencement of operations:

May 1, 2003 – Inverse Government Long Bond Strategy Fund;

May 3, 2004 – Inverse Mid-Cap Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Small-Cap Value Fund,

Mid-Cap Value Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund, and Large-Cap Growth Fund;

October 27, 2006 – Russell 2000® 2x Strategy Fund.

**

Annualized

†

Calculated using the average daily shares outstanding for the year.

††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

†††

Per share amounts for periods ended December 31, 2003 – December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007.

§

Less than $.01 per share.

◊

Operating Expenses exclude interest expense from securities sold short.

Δ

Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

Debt securities with a maturity greater than 60 days are

Organization

valued at the last traded fill price at the close of the Funds’

The Rydex Variable Trust (the “Trust”), a Delaware business

pricing cycle, unless no trades were executed. If there are

trust, is registered with the SEC under the Investment

no trades, a security is valued at the reported bid price, at

Company Act of 1940 (the “1940 Act”) as a non-diversified,

the close of the Funds’ pricing cycle, usually 4:00 p.m.

open-ended investment company and is authorized to issue

Structured notes are valued in accordance with the terms

an unlimited number of shares (no par value). The Trust

of their agreement at the value of the underlying index

offers shares of the Funds to insurance companies for their

close, usually 4:00 p.m., adjusted for any interest accruals variable annuity and variable life insurance contracts.

and financing charges. If the securities comprising the

At June 30, 2008, the Trust consisted of fifty-seven separate underlying index cease trading before a Fund’s close of

Funds: twenty-three Benchmark Funds, one Money Market

business, the index will be fair valued with the use of an

Fund, ten Alternative Strategy Funds, seventeen Sector

appropriate market indicator.

Funds, three Essential Portfolio Funds and three CLS

Traditional open-end investment companies (“Mutual

AdvisorOne Funds. This report covers the Benchmark

Funds”) are valued at their NAV as of the close of business,

and the Money Market Funds (the “Funds”), while the

usually 4:00 p.m. on the valuation date. Exchange Traded

Alternative Strategies Funds, the Sector Funds, the Essential

Funds (“ETFs”) and closed-end investment companies are

Portfolio Funds and the CLS AdvisorOne Funds are

valued at the last quoted sales price.

contained in separate reports.

The value of domestic equity index and credit default swap

Rydex Investments provides advisory, transfer agent and

agreements entered into by a Fund is accounted for using

administrative services, and accounting services to the Trust.

the unrealized gain or loss on the agreements that is

Rydex Distributors, Inc. (the “Distributor”) acts as principal determined by marking the agreements to the last quoted

underwriter for the Trust. Both Rydex Investments and the

value of the index that the swap pertains to at the close of

Distributor are affiliated entities.

the NYSE, usually 4:00 p.m. The swap’s market value is then

Significant Accounting Policies

adjusted to include dividends accrued, financing charges

and/or interest associated with the swap agreements.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are

The value of foreign equity and currency index swap

consistently followed by the Trust. All time references are

agreements entered into by a Fund is accounted for using

based on Eastern Time. The information contained in these

the unrealized gain or loss on the agreements that is

notes may not apply to every Fund in the Trust.

determined by marking the agreements to the price at

which orders are being filled at the close of the NYSE,

A. Equity securities listed on an exchange (New York Stock

usually 4:00 p.m. In the event that no order is filled at 4:00

Exchange (“NYSE”) or American Stock Exchange) are

p.m., the security dealer provides a fair value quote at

valued at the last quoted sales price as of the close of

which the swap agreement is valued. The swap’s market

business on the NYSE, usually 4:00 p.m. on the valuation

value is then adjusted to include dividends accrued,

date. Equity securities listed on the NASDAQ market

financing charges and/or interest associated with the swap

system are valued at the NASDAQ Official Closing Price,

agreements.

usually as of 4:00 p.m. on the valuation date. Listed options held by the Trust are valued at the Official Settlement Price

Investments for which market quotations are not readily

listed by the exchange, usually as of 4:00 p.m. Over-the-

available are fair valued as determined in good faith by

Counter options held by the Trust are valued using the

Rydex Investments under the direction of the Board of

average bid price obtained from one or more security

Trustees using methods established or ratified by the Board

dealers. The value of futures contracts purchased and sold

of Trustees. These methods include, but are not limited to:

by the Trust is accounted for using the unrealized gain or

(i) general information as to how these securities and assets loss on the contracts that is determined by marking the

trade; (ii) in connection with futures contracts and options contracts to their current realized settlement prices.

thereupon, and other derivative investments, information as

Financial futures contracts are valued at the last quoted

to how (a) these contracts and other derivative investments

sales price, usually as of 4:00 p.m. on the valuation date. In trade in the futures or other derivative markets, respectively,

the event that the exchange for a specific futures contract

and (b) the securities underlying these contracts and other

closes earlier than 4:00 p.m., the futures contract is valued derivative investments trade in the cash market; and (iii)

at the Official Settlement Price of the exchange. However,

other information and considerations, including current

the underlying securities from which the futures contract

values in related-markets.

value is derived are monitored until 4:00 p.m. to determine

B. Securities transactions are recorded on the trade date for if fair valuation would provide a more accurate valuation.

financial reporting purposes. Realized gains and losses from

Short-term securities, if any, are valued at amortized cost,

securities transactions are recorded using the identified cost which approximates market value.

basis. Proceeds from lawsuits related to investment holdings

108

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are recorded as realized gains in the respective Fund.

into a closing purchase transaction, that Fund realizes a gain

Dividend income is recorded on the ex-dividend date, net

(or loss if the cost of a closing purchase transaction exceeds of applicable taxes withheld by foreign countries. Interest

the premium received when the option was sold).

income, including amortization of premiums and accretion

F. The Trust may enter into stock and bond index futures

of discount, is accrued on a daily basis. Distributions

contracts and options on such futures contracts. Futures

received from investments in REITs are recorded as dividend

contracts are contracts for delayed delivery of securities at a income on the ex-dividend date, subject to reclassification

specified future delivery date and at a specific price. Upon upon notice of the character of such distribution by the

entering into a contract, a Fund deposits and maintains as

issuer.

collateral such initial margin as required by the exchange on

C. Distributions from net investment income are declared

which the transaction is effected. Pursuant to the contract,

daily and paid monthly in the Government Long Bond 1.2x

the Fund agrees to receive from or pay to the broker an

Strategy Fund and the U.S. Government Money Market

amount of cash equal to the daily fluctuation in value of the

Fund. Distributions of net investment income in the

contract. Such receipts or payments are known as variation

remaining Funds and distributions of net realized capital

margin and are recorded by the Fund as unrealized gains or

gains in all Funds, if any, are declared and paid at least

losses. When the contract is closed, the Fund records a

annually. Distributions are recorded on the ex-dividend date realized gain or loss equal to the difference between the

and are determined in accordance with income tax

value of the contract at the time it was opened and the

regulations which may differ from U.S. generally accepted

value at the time it was closed.

accounting principles.

G. The Trust may enter into domestic equity index and

D. When a Fund engages in a short sale of an equity or

domestic currency index swap agreements, which are over-

fixed income security, an amount equal to the proceeds is

the-counter contracts in which one party agrees to make

reflected as an asset and an equivalent liability. The amount periodic payments based on the change in market value of

of the liability is subsequently marked-to-market to reflect a specified equity security, basket of equity securities,

the market value of the short sale. The Fund maintains a

equity index or domestic currency index, in return for

segregated account of cash and/or securities as collateral

periodic payments based on a fixed or variable interest rate for short sales. The Fund is exposed to market risk based on or the change in market value of a different equity security,

the amount, if any, that the market value of the security

basket of equity securities, equity index or domestic

exceeds the market value of the securities in the segregated currency index. Swap agreements are used to obtain

account. Fees, if any, paid to brokers to borrow securities in exposure to an equity or market without owning or taking

connection with short sales are considered part of the cost

physical custody of securities. The swap agreements are

of short sale transactions. In addition, the Fund must pay

marked-to-market daily based upon quotations from market

out the dividend rate of the equity or coupon rate of the

makers and the change, if any, is recorded as unrealized

treasury obligation to the lender and records this as an

gain or loss. Payments received or made as a result of an

expense. Short dividends or interest expense is a cost

agreement or termination of the agreement are recognized

associated with the investment objective of short sales

as realized gains or losses.

transactions, rather than an operational cost associated with

The Trust may enter into credit default swap agreements

the day-to-day management of any mutual fund.

where one party, the protection buyer, makes an upfront or

E. Upon the purchase of an option by a Fund, the premium

periodic payment to a counterparty, the protection seller, in paid is recorded as an investment, the value of which is

exchange for the right to receive a contingent payment.

marked-to-market daily. When a purchased option expires,

The maximum amount of the payment may equal the

that Fund will realize a loss in the amount of the cost of the notional amount, at par, of the underlying index or security option. When a Fund enters into a closing sale transaction,

as a result of a related credit event. Upfront payments

that Fund will realize a gain or loss depending on whether

received or made by a Fund, are amortized over the

the proceeds from the closing sale transaction are greater

expected life of the agreement. Periodic payments received

or less than the cost of the option. When a Fund exercises a or paid by a Fund are recorded as realized gains or losses.

put option, that Fund will realize a gain or loss from the sale

The credit default contracts are marked-to-market daily

of the underlying security and the proceeds from such sale

based upon quotations from market makers and the

will be decreased by the premium originally paid. When a

change, if any, is recorded as unrealized gain or loss.

Fund exercises a call option, the cost of the security

Payments received or made as a result of a credit event or

purchased by that Fund upon exercise will be increased by

termination of the contract are recognized, net of a

the premium originally paid. When a Fund writes (sells) an

proportional amount of the upfront payment, as realized

option, an amount equal to the premium received is

gains or losses.

entered in that Fund’s accounting records as an asset and

equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option

written. When a written option expires, or if a Fund enters

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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109

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

H. The Trust may invest in structured notes, which are over-

U.S. Government securities, and enter into repurchase

the-counter contracts linked to the performance of an

agreements.

underlying benchmark such as interest rates, equity

L. The Funds may leave cash overnight in their cash account

markets, equity indices, commodities indices, corporate

with the custodian, U.S. Bank. Periodically, a Fund may have credits or foreign exchange markets. A structured note is

cash due to the custodian bank as an overdraft balance. A

a type of bond in which an issuer borrows money from

fee is incurred on this overdraft, calculated by multiplying investors and pays back the principal, adjusted for

the overdraft by a rate based on the federal funds rate.

performance of the underlying benchmark, at a specified

Segregated cash with the broker is held as collateral for

maturity date. In addition, the contract may require periodic investments in derivative instruments such as futures

interest payments. Structured notes are used to obtain

contracts and index swap agreements.

exposure to a market without owning or taking physical

custody of securities or commodities. Fluctuations in value

M. The preparation of financial statements in conformity

of the structured notes are recorded as unrealized gains and with U.S. generally accepted accounting principles requires

losses in the accompanying financial statements. Coupon

management to make estimates and assumptions that

payments are recorded as income while net payments are

affect the reported amount of assets and liabilities and

recorded as net realized gains or losses.

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

I. Investment securities and other assets and liabilities

revenues and expenses during the reporting period. Actual

denominated in foreign currencies are translated into U.S.

results could differ from these estimates.

dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items

N. Throughout the normal course of business, the Funds

denominated in foreign currencies are translated into U.S.

enter into contracts that contain a variety of representations dollar amounts on the respective dates of such transactions.

and warranties which provide general indemnifications. The

The Trust does not isolate that portion of the results of

Funds’ maximum exposure under these arrangements is

operations resulting from changes in foreign exchange rates

unknown, as this would involve future claims that may be

on investments from the fluctuations arising from changes in made against the Funds and/or their affiliates that have not market prices of securities held. Such fluctuations are

yet occurred. However, based on experience, the Funds

included with the net realized and unrealized gain and loss

expect the risk of loss to be remote.

from investments.

2.

Financial Instruments

Reported net realized foreign exchange gains or losses arise

As part of its investment strategy, the Trust may utilize short from sales of foreign currencies and currency gains or losses sales and a variety of derivative instruments, including

realized between the trade and settlement dates on

options, futures, options on futures, structured notes, and

investment transactions. Net unrealized exchange gains and

swap agreements. These investments involve, to varying

losses arise from changes in the fair values of assets and

degrees, elements of market risk and risks in excess of the

liabilities other than investments in securities at the fiscal amounts recognized in the Statements of Assets and

period end, resulting from changes in exchange rates.

Liabilities.

J. The Trust may enter into forward currency contracts

Short sales are transactions in which a Fund sells an equity primarily to hedge against foreign currency exchange rate

or fixed income security it does not own. If the security sold risks on its non-U.S. dollar denominated investment

short decreases in price between the time the Fund sells the securities. When entering into a forward currency contract,

security and closes its short position, that Fund will realize a a Fund agrees to receive or deliver a fixed quantity of

gain on the transaction. Conversely, if the security increases foreign currency for an agreed-upon price on an agreed

in price during the period, that Fund will realize a loss on future date. These contracts are valued daily and the

the transaction. The risk of such price increases is the

corresponding unrealized gain or loss on the contracts, as

principal risk of engaging in short sales.

measured by the difference between the forward foreign

exchange rates at the dates of entry into the contracts and

The risk associated with purchasing options is limited to the the forward rates at the reporting date, is included in the

premium originally paid. The risk in writing a covered call

Statement of Assets and Liabilities. Realized and unrealized option is that a Fund may forego the opportunity for profit

gains and losses are included in the Statement of

if the market price of the underlying security increases and

Operations.

the option is exercised. The risk in writing a covered put

option is that a Fund may incur a loss if the market price of

K. Certain U.S. Government and Agency Obligations are

the underlying security decreases and the option is

traded on a discount basis; the interest rates shown on the

exercised. In addition, there is the risk that a Fund may not

Schedules of Investments reflect the effective rates at the

be able to enter into a closing transaction because of an

time of purchase by the Funds. Other securities bear interest illiquid secondary market or, for over-the-counter options,

at the rates shown, payable at fixed dates through maturity.

because of the counterparty’s inability to perform.

The Funds may also purchase American Depository Receipts,

110

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

There are several risks in connection with the use of futures

The risks inherent in the use of short sales, options, futures contracts. Risks may be caused by an imperfect correlation

contracts, options on futures contracts, structured notes,

between movements in the price of the instruments and the

and swap agreements, include i) adverse changes in the

price of the underlying securities. In addition, there is the value of such instruments; ii) imperfect correlation between risk that a Fund may not be able to enter into a closing

the price of the instruments and movements in the price of

transaction because of an illiquid secondary market.

the underlying securities, indices, or futures contracts; iii)

There are several risks associated with the use of structured the possible absence of a liquid secondary market for any

notes. Structured notes are leveraged, thereby providing an

particular instrument at any time; and iv) the potential of

exposure to the underlying benchmark greater than the

counterparty default. The Trust has established strict

face amount and increasing the volatility of each note

counterparty credit guidelines and enters into transactions

relative to the change in the underlying linked financial

only with financial institutions of investment grade or better.

instrument. A highly liquid secondary market may not exist

3.

Fees And Other Transactions With Affiliates

for the structured notes a Fund invests in, which may make

Under the terms of an investment advisory contract, the

it difficult for that Fund to sell the structured notes it holds

Trust pays Rydex Investments investment advisory fees

at an acceptable price or to accurately value them. In

calculated at an annualized rate of 0.50% of the average

addition, structured notes are subject to the risk that the

daily net assets of the Government Long Bond 1.2x

counterparty to the instrument, or issuer, might not pay

Strategy Fund and the U.S. Government Money Market

interest when due or repay principal at maturity of the

Fund; 0.75% of the average daily net assets of the Nova

obligation. Although the Trust will not invest in any

Fund, the NASDAQ-100® Fund, the Small-Cap Value Fund,

structured notes unless Rydex Investments believes that the

the Mid- Cap Value Fund, the Large-Cap Value Fund, the

issuer is creditworthy, a Fund does bear the risk of loss of

Small-Cap Growth Fund, the Mid-Cap Growth Fund and the

the amount expected to be received in the event of the

Large-Cap Growth Fund; and 0.90% of the average daily

default or bankruptcy of the issuer.

net assets of the remaining Funds covered in this report.

There are several risks associated with the use of swap

Rydex Investments provides transfer agent and

agreements that are different from those associated with

administrative services to the Funds calculated at an

ordinary portfolio securities transactions, due to the fact

annualized rate of 0.20% of the average daily net assets of

they could be considered illiquid. Although the Trust will

the Government Long Bond 1.2x Strategy Fund and the

not enter into any swap agreement unless Rydex

U.S. Government Money Market Fund; and 0.25% of the

Investments believes that the other party to the transaction average daily net assets of the remaining Funds covered in

is creditworthy, the Funds bear the risk of loss of the

this report.

amount expected to be received under a swap agreement

in the event of the default or bankruptcy of the agreement

Rydex Investments also provides accounting services to the

counterparty.

Trust for fees calculated at an annualized rate of 0.10% on

the first $250 million of the average daily net assets, 0.075%

There are several risks associated with credit default swaps.

on the next $250 million of the average daily net assets,

Credit default swaps involve the exchange of a fixed-rate

0.05% on the next $250 million of the average daily net

premium for protection against the loss in value of an

assets, and 0.03% on the average daily net assets over $750

underlying debt instrument in the event of a defined credit

million of each Fund.

event (such as payment default or bankruptcy). Under the

terms of the swap, one party acts as a “guarantor,”

Rydex Investments engages external service providers to

receiving a periodic payment that is a fixed percentage

perform other necessary services for the Trust, such as

applied to a notional principal amount. In return, the party accounting and audit related services, legal services,

agrees to purchase the notional amount of the underlying

custody, printing and mailing, etc., on a pass-through basis.

instrument, at par, if a credit event occurs during the term

Such expenses vary from Fund to Fund and are allocated to

of the swap. A Fund may enter into credit default swaps in

the Funds based on relative net assets. Organizational and

which that Fund or its counterparty acts as guarantor. By

setup costs for new funds are paid by the Trust.

acting as the guarantor of a swap, that Fund assumes the

The Trust has adopted a Distribution Services Plan for which market and credit risk of the underlying instrument,

the Distributor and other firms that provide shareholder

including liquidity and loss of value.

services (“Service Providers”) may receive compensation.

In conjunction with the use of short sales, options, futures,

The Trust will pay fees to the Distributor at an annual rate options on futures, and swap agreements, the Funds are

not to exceed 0.25% of average daily net assets. The

required to maintain collateral in various forms. The Funds

Distributor, in turn, will compensate Service Providers for

use, where appropriate, depending on the financial

providing such services, while retaining a portion of such

instrument utilized and the broker involved, margin deposits payments to compensate itself for shareholder services it

at the broker, cash and/or securities segregated at the

performs.

custodian bank, discount notes, or the repurchase

Certain officers and trustees of the Trust are also officers of agreements allocated to each Fund.

Rydex Investments and the Distributor.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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111

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

4.

Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore, no

Federal income tax provision has been recorded.

Effective September 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48

“Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-

than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years for purposes of complying with FIN 48, and has concluded that no provision for income tax was required in the Funds’ financial statements.

The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds’ U.S. federal income tax returns filed for the fiscal years 2004 to 2007, no examinations are in progress or anticipated at this time.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from

U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period, and capital loss carryforward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

At June 30, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Nova Fund

$

50,667,976

$ 6,163,996

$(2,877,056)

$ 3,286,940

Inverse S&P 500 Strategy Fund

81,251,903

—

—

—

NASDAQ-100® Fund

41,987,635

18,472,461

(825,195)

17,647,266

Inverse NASDAQ-100® Strategy Fund

14,665,719

—

—

—

S&P 500 2x Strategy Fund

24,769,075

1,926,207

(971,343)

954,864

NASDAQ-100® 2x Strategy Fund

19,807,400

6,953,278

(387,314)

6,565,964

Mid-Cap 1.5x Strategy Fund

27,279,740

1,668,177

(892,056)

776,121

Inverse Mid-Cap Strategy Fund

5,687,878

—

—

—

Russell 2000® 2x Strategy Fund

4,167,249

170,863

(221,401)

(50,538)

Russell 2000® 1.5x Strategy Fund

15,822,147

560,898

(1,216,755)

(655,857)

Inverse Russell 2000® Strategy Fund

8,621,714

—

—

—

Government Long Bond 1.2x Strategy Fund

59,544,386

—

(657,539)

(657,539)

Inverse Government Long Bond Strategy Fund

27,051,297

137,125

(665,752)

(528,627)

Europe 1.25x Strategy Fund

34,916,828

4,275,683

(1,552,377)

2,723,306

Japan 1.25x Strategy Fund

13,574,636

—

—

—

Dow 2x Strategy Fund

27,720,330

2,395,783

(2,360,720)

35,063

Inverse Dow 2x Strategy Fund

13,708,625

—

—

—

Small-Cap Value Fund

15,927,273

424,326

(2,079,343)

(1,655,017)

Mid-Cap Value Fund

17,449,657

230,760

(1,952,129)

(1,721,369)

Large-Cap Value Fund

33,941,065

—

(5,818,068)

(5,818,068)

Small-Cap Growth Fund

14,311,956

361,985

(759,507)

(397,522)

Mid-Cap Growth Fund

41,627,033

3,250,864

(867,523)

2,383,341

Large-Cap Growth Fund

35,005,350

2,068,707

(1,591,076)

477,631

U.S. Government Money Market Fund

333,422,253

—

—

—

112

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

5.

Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of June 30, 2008, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Lehman Brothers Holdings, Inc.

0.25% due 07/01/08

$110,600,205

$110,600,205

$110,600,973

Mizuho Financial Group, Inc.

1.75% due 07/01/08

91,250,000

91,250,000

91,254,436

UBS Financial Services, Inc.

1.74% due 07/01/08

91,250,000

91,250,000

91,254,410

Morgan Stanley

1.70% due 07/01/08

91,250,000

91,250,000

91,254,309

$384,350,205

$384,364,128

As of June 30, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Bills

08/14/08 - 12/26/08

—

$195,735,000

$194,134,124

U.S. TIP Notes

07/15/16 - 07/15/17

2.500% - 2.625%

159,613,000

186,218,716

U.S. TIP Bonds

01/15/25

2.375%

9,795,000

11,756,093

$392,108,933

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees,

reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6.

Fair Value Measurement

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.

Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,

credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

113

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following table summarizes the inputs used to value the Funds’ net assets as of June 30, 2008:

Level 1

Level 1

Level 2

Level 2

Level 3

Level 3

Investments

Other Financial

Investments

Other Financial

Investments

Other Financial

Fund

In Securities

Instruments

In Securities

Instruments

In Securities

Instruments

Total

Assets

Nova Fund

$

53,954,916

$

—

$

—

$

—

$

—

$

—

$

53,954,916

Inverse S&P 500 Strategy Fund

75,251,903

553,837

6,000,000

882,420

—

—

82,688,160

NASDAQ-100® Fund

59,634,901

—

—

—

—

—

59,634,901

Inverse NASDAQ-100® Strategy Fund

10,666,184

492,526

3,999,535

629,365

—

—

15,787,610

S&P 500 2x Strategy Fund

25,723,939

—

—

—

—

—

25,723,939

NASDAQ-100® 2x Strategy Fund

26,373,364

—

—

—

—

—

26,373,364

Mid-Cap 1.5x Strategy Fund

28,055,861

—

—

—

—

—

28,055,861

Inverse Mid-Cap Strategy Fund

2,188,441

77,185

3,499,437

134,741

—

—

5,899,804

Russell 2000® 2x Strategy Fund

4,116,711

—

—

—

—

—

4,116,711

Russell 2000® 1.5x Strategy Fund

15,166,290

—

—

—

—

—

15,166,290

Inverse Russell 2000® Strategy Fund

6,621,771

80

1,999,943

796,719

—

—

9,418,513

Government Long Bond 1.2x

Strategy Fund

44,888,478

1,276,039

13,998,369

—

—

—

60,162,886

Inverse Government Long Bond

Strategy Fund

23,385,545

—

3,000,000

—

—

—

26,385,545

Europe 1.25x Strategy Fund

37,640,134

—

—

—

—

—

37,640,134

Japan 1.25x Strategy Fund

12,574,636

—

1,000,000

—

—

—

13,574,636

Dow 2x Strategy Fund

27,755,393

—

—

—

—

—

27,755,393

Inverse Dow 2x Strategy Fund

12,708,625

1,036

1,000,000

2,712,771

—

—

16,422,432

Small-Cap Value Fund

14,272,256

—

—

—

—

—

14,272,256

Mid-Cap Value Fund

15,728,288

—

—

—

—

—

15,728,288

Large-Cap Value Fund

28,122,667

—

—

—

—

—

28,122,667

Small-Cap Growth Fund

13,914,434

—

—

—

—

—

13,914,434

Mid-Cap Growth Fund

44,010,374

—

—

—

—

—

44,010,374

Large-Cap Growth Fund

35,482,981

—

—

—

—

—

35,482,981

U.S. Government Money

Market Fund

333,422,253

—

—

—

—

—

333,422,253

Liabilities

Nova Fund

—

585,433

—

477,095

—

—

1,062,528

Inverse S&P 500 Strategy Fund

—

—

—

—

—

—

—

NASDAQ-100® Fund

—

537,958

—

323,204

—

—

861,162

Inverse NASDAQ-100® Strategy Fund

—

—

—

—

—

—

—

S&P 500 2x Strategy Fund

—

424,676

—

683,921

—

—

1,108,597

NASDAQ-100® 2x Strategy Fund

—

1,261,991

—

1,425,304

—

—

2,687,295

Mid-Cap 1.5x Strategy Fund

—

476,460

—

546,463

—

—

1,022,923

Inverse Mid-Cap Strategy Fund

—

—

—

—

—

—

—

Russell 2000® 2x Strategy Fund

—

46,486

—

154,433

—

—

200,919

Russell 2000® 1.5x Strategy Fund

—

258,165

—

469,499

—

—

727,664

Inverse Russell 2000® Strategy Fund

—

—

—

—

—

—

—

Government Long Bond 1.2x

Strategy Fund

—

—

—

—

—

—

—

Inverse Government Long Bond

Strategy Fund

3,820,070

307,540

—

—

—

—

4,127,610

Europe 1.25x Strategy Fund

—

—

—

265,470

—

—

265,470

Japan 1.25x Strategy Fund

—

—

—

498,638

—

—

498,638

Dow 2x Strategy Fund

—

1,480,093

—

506,754

—

—

1,986,847

Inverse Dow 2x Strategy Fund

—

—

—

—

—

—

—

Small-Cap Value Fund

—

—

—

—

—

—

—

Mid-Cap Value Fund

—

—

—

—

—

—

—

Large-Cap Value Fund

—

—

—

—

—

—

—

Small-Cap Growth Fund

—

—

—

—

—

—

—

Mid-Cap Growth Fund

—

—

—

—

—

—

—

Large-Cap Growth Fund

—

—

—

—

—

—

—

U.S. Government Money Market Fund

—

—

—

—

—

—

—

114

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

7.

Securities Transactions

During the period ended June 30, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-

term and temporary cash investments, were:

Inverse

Inverse

S&P 500 2x

NASDAQ-100®

Mid-Cap 1.5x

Inverse

S&P 500

NASDAQ-100®

NASDAQ-100®

Strategy

2x Strategy

Strategy

Mid-Cap

Nova Fund

Strategy Fund

Fund

Strategy Fund

Fund

Fund

Fund

Strategy Fund

Purchases

$50,453,635

$

—

$30,101,641

$

—

$

26,125,358

$10,995,239

$14,131,046

$

—

Sales

$62,188,656

$

—

$39,425,153

$

—

$

17,191,245

$27,670,224

$22,571,765

$

—

Government

Inverse

Russell 2000® 2x

Russell 2000®

Inverse

Long Bond

Government

Europe 1.25x

Japan 1.25x

Dow 2x

Strategy

1.5x Strategy

Russell 2000®

1.2x Strategy

Long Bond

Strategy

Strategy

Strategy

Fund

Fund

Strategy Fund

Fund

Strategy Fund

Fund

Fund

Fund

Purchases

$

3,495,167

$29,086,612

$

—

$317,542,375

$189,214,603

$

8,539,080

$

—

$

7,315,365

Sales

$

5,419,740

$30,794,545

$

—

$321,493,315

$198,412,989

$32,772,483

$

—

$12,398,639

U.S.

Inverse Dow 2x

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

Government

Strategy

Value

Value

Value

Growth

Growth

Growth

Money Market

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$

—

$17,153,994

$12,754,443

$

40,902,142

$

19,214,366

$53,280,040

$37,073,424

$

—

Sales

$

—

$15,099,383

$15,332,071

$

39,176,072

$

20,823,935

$46,760,869

$43,155,319

$

—

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

115

NOTES TO FINANCIAL STATEMENTS (continued)

8.

Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the periods presented were:

Purchased through

Net Shares

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

2008†

2007

Nova Fund

11,433,018

26,120,576

–

114,081

(13,283,672)

(31,396,735)

(1,850,654)

(5,162,078)

Inverse S&P 500 Strategy Fund

11,723,102

19,376,299

–

18,344

(9,932,999)

(23,220,677)

1,790,103

(3,826,034)

NASDAQ 100® Fund

8,463,175

20,423,064

–

3,482

(9,040,088)

(20,609,419)

(576,913)

(182,873)

Inverse NASDAQ 100® Strategy Fund

10,462,695

64,675,490

–

53,434

(10,127,511)

(65,135,299)

335,184

(406,375)

S&P 500 2x Strategy Fund

8,228,311

9,149,129

–

211,350

(8,363,511)

(9,202,386)

(135,200)

158,093

NASDAQ 100® 2x Strategy Fund

9,358,788

39,415,461

–

6,199

(9,801,155)

(38,516,138)

(442,367)

905,522

Mid-Cap 1.5x Strategy Fund

3,734,444

14,637,784

–

182,225

(3,795,430)

(15,146,674)

(60,986)

(326,665)

Inverse Mid-Cap Strategy Fund

1,093,386

3,053,209

–

3,463

(1,007,527)

(3,131,417)

85,859

(74,745)

Russell 2000® 2x Strategy Fund

1,917,854

2,021,473

–

2,538

(1,967,671)

(1,923,950)

(49,817)

100,061

Russell 2000® 1.5x Strategy Fund

4,613,257

8,677,892

–

58,488

(4,718,020)

(9,873,791)

(104,763)

(1,137,411)

Inverse Russell 2000® Strategy Fund

3,659,259

6,055,699

–

11,037

(3,718,805)

(6,087,515)

(59,546)

(20,779)

Government Long Bond 1.2x

Strategy Fund

22,222,523

40,890,318

72,109

166,118

(21,484,743)

(41,149,330)

809,889

(92,894)

Inverse Government Long Bond

Strategy Fund

10,818,036

8,139,115

–

37,001

(10,864,153)

(8,633,879)

(46,117)

(457,763)

Europe 1.25x Strategy Fund

1,744,970

6,760,829

–

325,736

(3,261,875)

(7,343,936)

(1,516,905)

(257,371)

Japan 1.25x Strategy Fund

2,246,776

5,089,542

–

48,429

(2,290,109)

(5,577,430)

(43,333)

(439,459)

Dow 2x Strategy Fund

4,786,829

7,160,299

–

188,696

(4,891,600)

(7,291,478)

(104,771)

57,517

Inverse Dow 2x Strategy Fund

4,412,832

4,904,068

–

23,215

(4,278,143)

(5,026,052)

134,689

(98,769)

Small-Cap Value Fund

1,171,158

1,754,037

–

115,167

(1,107,298)

(2,529,670)

63,860

(660,466)

Mid-Cap Value Fund

861,343

5,074,565

–

18,096

(1,010,028)

(5,587,238)

(148,685)

(494,577)

Large-Cap Value Fund

2,152,023

5,719,976

–

207,526

(2,113,405)

(7,571,756)

38,618

(1,644,254)

Small-Cap Growth Fund

959,432

3,790,354

–

57,233

(1,034,304)

(4,167,256)

(74,872)

(319,669)

Mid-Cap Growth Fund

2,089,152

5,781,889

–

90,205

(1,890,154)

(5,519,616)

198,998

352,478

Large-Cap Growth Fund

1,676,466

5,518,742

–

26,086

(1,965,194)

(5,102,555)

(288,728)

442,273

U.S. Government Money

Market Fund

499,840,786

1,479,694,977

2,477,304

10,144,753

(460,632,125)

(1,420,642,030)

41,685,965

69,197,700

† Unaudited.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

9.

Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 100% of the value of the securities on loan,

which is initially held in a segregated account at U.S. Bank. Under the terms of the Funds’ securities lending agreement with U.S.

Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At June 30, 2008, the cash collateral investments consisted of a money market mutual fund and repurchase agreement. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities,

as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

100,200,765

$100,200,765

Total Mutual Fund

$100,200,765

At June 30, 2008, the following Funds participated in securities lending and received cash collateral:

Value of

Cash Collateral

Securities Loaned

Nova Fund

$

9,900,011

$

9,508,912

NASDAQ-100® Fund

12,116,434

11,566,360

S&P 500 2x Strategy Fund

3,676,802

3,528,749

NASDAQ-100® 2x Strategy Fund

4,990,476

4,749,419

Mid-Cap 1.5x Strategy Fund

5,023,409

4,811,764

Russell 2000® 2x Strategy Fund

845,476

795,186

Russell 2000® 1.5x Strategy Fund

4,469,293

4,203,970

Europe 1.25x Strategy Fund

10,543,611

10,304,091

Dow 2x Strategy Fund

2,989,260

2,877,478

Small-Cap Value Fund

5,149,458

4,726,822

Mid-Cap Value Fund

4,733,265

4,371,395

Large-Cap Value Fund

8,520,085

7,934,988

Small-Cap Growth Fund

4,599,622

4,325,176

Mid-Cap Growth Fund

13,152,489

12,595,635

Large-Cap Growth Fund

9,491,074

9,163,634

10.

New Accounting Pronouncements

In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new

requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

11. NASDAQ Name Change

Effective April 1, 2008, the OTC Fund, Inverse OTC Strategy Fund and OTC 2x Strategy Fund, changed their Fund names to

NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, and NASDAQ-100® 2x Strategy Fund, respectively. The name change will have no impact on the Funds’ investment objectives, tickers and CUSIPS.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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117

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the

Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended

June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Proxy Results

At a special meeting of shareholders held on October 4, 2007, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Variable Trust and Padco Advisors II, Inc. A description of the number of shares voted is as follows:

Shares

Shares

Shares

Fund

For

Against

Abstained

Nova Fund

7,587,785

339,176

498,549

Inverse S&P 500 Strategy Fund

422,167

7,257

16,933

NASDAQ-100® Fund

3,671,945

158,196

161,884

Inverse NASDAQ-100® Strategy Fund

839,276

24,044

10,999

S&P 500 2x Strategy Fund

706,524

—

13,634

NASDAQ-100® 2x Strategy Fund

1,228,355

23,305

14,850

Mid-Cap 1.5x Strategy Fund

1,519,648

59,839

54,494

Inverse Mid-Cap Strategy Fund

77,336

—

2,933

Russell 2000® 2x Strategy Fund

239,030

—

—

Russell 2000® 1.5x Strategy Fund

503,093

15,044

20,969

Inverse Russell 2000® Strategy Fund

390,663

5,761

14,234

Government Long Bond 1.2x Strategy Fund

4,069,287

54,701

257,521

Inverse Government Long Bond Strategy Fund

905,493

82,858

6,216

Europe 1.25x Strategy Fund

2,209,189

52,767

103,503

Japan 1.25x Strategy Fund

750,673

26,202

29,294

Dow 2x Strategy Fund

1,087,945

12,370

17,376

Inverse Dow 2x Strategy Fund

554,761

4,257

4,324

Small-Cap Value Fund

520,717

2,031

17,502

Mid-Cap Value Fund

954,149

6,136

92,636

Large-Cap Value Fund

1,030,729

5,881

145,055

Small-Cap Growth Fund

441,408

1,625

15,136

Mid-Cap Growth Fund

697,972

13,986

41,038

Large-Cap Growth Fund

685,858

—

77,033

U.S. Government Money Market Fund

297,686,428

10,252,350

24,351,482

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

118

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Carl G. Verboncoeur*

Rydex Series Funds – 2004

158

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive

Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors,

Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

150

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex

Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust

(2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments

(2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

John O. Demaret

Rydex Series Funds – 1997

150

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

150

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

150

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller

Rydex Series Funds – 2005

150

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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119

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

150

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

150

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

150

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and Secretary (1966)

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior

Vice President of Rydex Investments (2008 to present); Vice

President of Rydex Investments (2004 to 2008); Director of

Accounting of Rydex Investments (2003 to 2004)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

* Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVABENF-SEMI-3-0608x1208